UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2008–July 31, 2008

Item 1: Reports to Shareholders

Vanguard® U.S. Government Bond Funds Semiannual Report

July 31, 2008

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

>	With one exception, all of Vanguard’s U.S. Government Bond Funds posted modest positive total returns for the fiscal half-year, driven by interest income.

>	After a springtime rally, bond prices finished the period lower across the maturity spectrum.

>	The funds’ returns were in line with, or a bit above, those of their benchmark indexes. All five funds outperformed the average returns of their respective peer groups.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Short-Term Treasury Fund	11
Short-Term Federal Fund	23
Intermediate-Term Treasury Fund	35
GNMA Fund	47
Long-Term Treasury Fund	58
About Your Fund’s Expenses	69
Trustees Approve Advisory Arrangements	71
Glossary	73

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	VFISX	0.7%
Admiral™ Shares[1]	VFIRX	0.8
Lehman 1–5 Year U.S. Treasury Index		0.5
Average Short Treasury Fund[2]		0.6

Vanguard Short-Term Federal Fund
Investor Shares	VSGBX	0.5%
Admiral Shares[1]	VSGDX	0.5
Lehman 1–5 Year U.S. Government Index		0.6
Average 1–5 Year Government Fund[2]		0.0

Vanguard Intermediate-Term Treasury Fund
Investor Shares	VFITX	0.3%
Admiral Shares[1]	VFIUX	0.4
Lehman 5–10 Year U.S. Treasury Index		0.2
Average General Treasury Fund[2]		–1.0

Vanguard GNMA Fund
Investor Shares	VFIIX	0.1%
Admiral Shares[1]	VFIJX	0.1
Lehman GNMA Index		0.1
Average GNMA Fund[2]		–0.1

Vanguard Long-Term Treasury Fund
Investor Shares	VUSTX	–0.6%
Admiral Shares[1]	VUSUX	–0.5
Lehman Long U.S. Treasury Index		–1.0
Average General Treasury Fund[2]		–1.0

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Bonds enjoyed a brief springtime rally, as Federal Reserve Board actions appeared to assuage investors’ concerns over possible widespread failures in the financial system. Interest rates declined most among shorter-maturity bonds, pushing up their prices (which move inversely to yields). Subsequently, however, rising inflation drove bond yields up again, and credit worries intensified. In this environment, government bonds outperformed their corporate counterparts for the six months ended July 31.

In the volatile half-year, four of Vanguard’s U.S. Government Bond Funds delivered modestly positive total returns for Investor Shares, ranging from 0.1% for the GNMA Fund to 0.7% for the Short-Term Treasury Fund. The Long-Term Treasury Fund returned –0.6% for Investor Shares; for this fund, unlike the others, interest income could not offset the decline in price.

All of the funds outperformed the average returns of their respective peer groups. The funds’ returns were in line with, or above, those of their benchmark indexes, which incur no expenses.

Yields rose in all five funds during the half-year, most notably in the Intermediate-Term and Long-Term Treasury Funds. Investors in these longer-term markets required a yield premium to compensate for inflation risk.

2

Bond investors remained cautious in the wake of the subprime crisis

In the extensive fallout from the subprime-mortgage crisis, bond investors continued to prefer the safety of short-term, high-quality issues—most notably U.S. Treasury securities. During the period, bonds outpaced stocks, but registered negative returns in aggregate. The broad taxable bond market returned –0.6%. Municipal bonds, which experienced a spike in volatility, returned –0.9%.

During the half-year, the Federal Reserve Board lowered its target for the federal funds rate twice, reducing it by a full percentage point to 2.00%. At its June meeting (and again at its August meeting after the end of the funds’ fiscal period), the Fed voted to leave the target rate unchanged, signaling a growing concern about near-term inflation.

Stocks rode a bumpy path to disappointing results

U.S. stocks struggled during the half-year as continued weakness in the housing market, record oil prices, rising unemployment, and an uptick in inflation combined to set a downbeat tone.

The broad U.S. market performed well in April and May, but those returns were bookended by declines earlier and later in the period. June was a particularly difficult month; the market returned –8.2%, the worst single-month decline in more than five years.

Market Barometer
			Total Returns
		Periods Ended July 31, 2008
	Six Months	One Year	Five Years[1]
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	–0.6%	6.2%	4.6%
Lehman Municipal Bond Index	–0.9	2.8	4.3
Citigroup 3-Month Treasury Bill Index	1.0	3.1	3.1

Stocks
Russell 1000 Index (Large-caps)	–6.6%	–10.6%	7.5%
Russell 2000 Index (Small-caps)	0.9	–6.7	9.8
Dow Jones Wilshire 5000 Index (Entire market)	–5.9	–10.2	8.1
MSCI All Country World Index ex USA (International)	–3.8	–9.3	17.9

CPI
Consumer Price Index	4.2%	5.6%	3.6%

1 Annualized.

3

For the half-year, the broad U.S. stock market returned –5.9%. Investors favored small-capitalization stocks over large- and mid-caps, and growth stocks over their value-oriented counterparts. International stocks also experienced high levels of volatility, and returned –3.8%.

High-quality, short-term bonds prevailed in a shifting market

Bond investors’ flight to quality—which began in mid-2007 when the subprime-mortgage crisis emerged—continued in the fiscal half-year, but not without interruption.

Credit markets breathed a sigh of relief in March when the Fed rescued a major investment bank. For a time, U.S. Treasury securities faced significant sell-offs as investors regained their appetite for higher-yielding corporate bonds. In the following weeks, however, pessimism resurfaced with more asset write-downs by large financial companies and more inflation signals, and investors again sought the relative safety of shorter-term Treasuries.

The best performers in the half-year were the shortest-maturity funds, which benefited most from the Fed’s rate reductions. Investor Share returns for Vanguard Short-Term Treasury Fund and the more-diversified Vanguard Short-Term Federal Fund were 0.7% and 0.5%, respectively. The Intermediate-Term Treasury Fund returned 0.3% for its Investor Shares. In these three funds, interest income more than offset the

Yields and Returns
				Components of Total Returns
	30-Day SEC Yields on			Six Months Ended July 31, 2008
	January 31,	July 31,	Capital	Income	Total
Bond Fund (Investor Shares)	2008	2008	Return	Return	Return
Short-Term Treasury	2.49%	2.51%	–0.73%	1.44%	0.71%
Short-Term Federal	3.40	3.54	–1.49	1.97	0.48
Intermediate-Term Treasury	3.06	3.38	–1.64	1.95	0.31
GNMA	4.97	5.02	–2.39	2.45	0.06
Long-Term Treasury	4.03	4.30	–2.76	2.20	–0.56

4

decline in price resulting from higher yields. (Please see the Yields and Returns table on page 4).

The laggard was Vanguard Long-Term Treasury Fund, which returned –0.6% for Investor Shares. Faced with soaring prices for energy, food, and other commodities, investors became more concerned about inflation and more cautious about longer-maturity securities—including those of the highest quality.

In Vanguard GNMA Fund, interest income and a slightly lower price combined to produce an essentially flat return of 0.1%. Investors’ concern about ongoing turmoil in the mortgage markets kept GNMA yields above their historical average relationship to Treasuries, making this the highest-yielding fund in the group (5.02% on July 31).

Build a balanced portfolio, and then stick with it

In recent months, investors have been whipsawed by volatile stock and bond markets, an experience that can lead to hasty investment decisions. But when the economic outlook is uncertain and markets are unsteady, it’s especially important to stay the course and maintain a long-term focus.

We believe the key to investment success is to determine a diversified mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and risk tolerance. Once you have

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer
Bond Fund	Shares	Shares	Group
Short-Term Treasury	0.20%	0.10%	0.51%
Short-Term Federal	0.20	0.09	0.96
Intermediate-Term Treasury	0.24	0.10	0.64
GNMA	0.21	0.11	1.04
Long-Term Treasury	0.24	0.10	0.64

1 Fund expense ratios reflect the six months ended July 31, 2008. Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

5

established your asset allocation plan, try to stick with it and ignore the marketplace’s distractions. And, always, pay attention to costs.

With their high-quality portfolios and low expenses, Vanguard’s U.S. Government Bond Funds have enjoyed strong relative performance in an unsettled market. In any investment environment, one or more of these funds can support a balanced portfolio by offering diversified, low-cost exposure to a distinct segment of the U.S. government securities market.

When I wrote to you six months ago, Vanguard’s board had elected F. William McNabb III as the fund’s president and designated him to succeed me as chief executive officer. The board has since announced that Bill will assume the chief executive role on August 31. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 12, 2008

Your Fund’s Performance at a Glance
January 31, 2008–July 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
Bond Fund	Share Price	Share Price	Dividends	Gains
Short-Term Treasury
Investor Shares	$10.80	$10.70	$0.156	$0.021
Admiral Shares	10.80	10.70	0.161	0.021
Short-Term Federal
Investor Shares	$10.72	$10.56	$0.211	$0.000
Admiral Shares	10.72	10.56	0.217	0.000
Intermediate-Term Treasury
Investor Shares	$11.62	$11.43	$0.227	$0.000
Admiral Shares	11.62	11.43	0.235	0.000
GNMA
Investor Shares	$10.47	$10.22	$0.257	$0.000
Admiral Shares	10.47	10.22	0.263	0.000
Long-Term Treasury
Investor Shares	$11.76	$11.42	$0.258	$0.016
Admiral Shares	11.76	11.42	0.266	0.016

6

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds; and the Short-Term Federal Fund

For the six months ended July 31, the four Vanguard Government Bond Funds managed by Vanguard’s Fixed Income Group posted returns ranging from –0.6% (for Investor Shares of the Long-Term Treasury Fund) to 0.8% (for Admiral Shares of the Short-Term Treasury Fund.

The investment environment

With financial conditions routinely compared to those last seen in the Great Depression, it’s no surprise that the demand for U.S. Treasuries was exceptionally strong during the half-year. This demand peaked in March, shortly after the Federal Reserve arranged the purchase of Bear Stearns (ironically, a firm that survived the Great Depression).

While investors sought the relative safety of Treasuries and kept an eye out for the next Bear Stearns-like event, the price of oil shot to record highs. With other commodity prices also escalating rapidly, Fed officials voiced inflation concerns, raising the specter of rate increases. Chairman Ben Bernanke pledged to “strongly resist” any waning of the public’s confidence in stable prices. Investors responded by sending Treasury yields upward. Only three months after the 2-year Treasury yield bottomed at 1.35%, it breached 3.00%.

Yields of U.S. Treasury Bonds
	January 31,	July 31,
Maturity	2008	2008
2 years	2.10%	2.51%
3 years	2.20	2.82
5 years	2.76	3.24
10 years	3.60	3.95
30 years	4.32	4.57

Source: Vanguard.

7

Over the full six months, the yields of shorter-term securities rose most sharply, reducing the spread between 2-year and 30-year Treasuries. At the start of the period, the difference was 2.22 percentage points; as the yield curve flattened, the spread finished the period at 2.06 percentage points.

The performance of securities issued by government agencies and government-sponsored enterprises (GSEs) trailed the returns of their Treasury counterparts during the six months. As the housing market continued to deteriorate, government-chartered mortgage giants Fannie Mae and Freddie Mac recorded significant losses, causing investors to worry about their capital adequacy. The difference between Treasury yields and those of GSE and agency issues increased, causing the GSE and agency securities to underperform.

Management of the funds

During the period, the four government bond funds we manage bested the average returns of their peer groups and, with one exception, kept a few steps ahead of their benchmark indexes. Vanguard Short-Term Federal Fund finished the period 0.1 percentage point behind its index. As always, our efforts to produce competitive returns were enhanced by the funds’ very low operating costs.

On balance, the three Treasury funds benefited from our decision to keep their average durations—a measure of interest rate sensitivity—at the shorter end of their typical ranges. In March, when Treasury yields fell sharply, this positioning put short-term pressure on our relative performance. As yields bounced back and then rose, however, our duration-management strategies enhanced returns. In fact, as inflation concerns mounted, we reduced durations further, which provided an additional boost to total return.

Although the Treasury funds invest mainly in conventional securities, we took advantage of the unsettled environment to build positions in Treasury inflation-protected securities (TIPS) and agency securities. When oil prices declined in July, for example, TIPS retreated, giving us an opportunity to add them to the funds at seemingly attractive prices. We also tried to take advantage of the unusual volatility in agency securities with select purchases and sales.

This volatility created an opportunity for the Short-Term Federal Fund. As the balance sheets of Fannie Mae and Freddie Mac came under pressure, the yields of their securities increased relative to Treasuries. Our view was that the federal government would take measures to strengthen the GSEs. This assessment gave us the confidence to increase our exposure to GSEs.

8

We believe that recent legislation strengthening the ties between the federal government and Fannie Mae and Freddie Mac will help restore investors’ confidence in their securities. If volatility decreases and yield spreads diminish, our recent purchases of GSE securities should enhance the Short-Term Federal Fund’s performance.

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

August 18, 2008

For the GNMA Fund

Vanguard GNMA Fund, which is managed by Wellington Management Company, LLP, returned 0.1% for both its Investor and Admiral Shares in the six months ended July 31. The fund topped the average return of competing GNMA funds and matched the return of its benchmark index.

The investment environment

Interest rates declined early in the period as the Fed eased monetary conditions in response to the weakening of the housing sector and the broader economy. Investment bank Bear Stearns failed, and market participants began buying Treasury securities for safety. Fears subsided as we moved toward summer without further problems emerging. In fact, a recovering equity market and intensifying inflation concerns based on rising oil and food prices pushed interest rates back up by one-quarter to one-half of a percentage point.

The distress of the housing sector and the collateral damage it has caused for banks and insurance companies was also felt in the GNMA mortgage market. Consumer mortgage rates have risen above the 6% level, and even GNMAs—essentially free of credit risk—have fallen out of favor with investors.

The Government National Mortgage Association, which possesses the full backing of the U.S. government, is part of the solution to current mortgage availability concerns, and its securities continue to be well-underwritten, liquid investments. In the last six months, GNMA issuance has more than doubled as banks pulled away from traditional mortgage lending in favor of a form of lending that allows for agency-backed securitization.

The fund’s successes

We took advantage of recent market volatility by focusing on security selection, purchasing those with favorable risk characteristics at attractive prices. We will continue with this strategy, as the increased supply of GNMA securities has provided more opportunities for our research-intensive process.

The fund’s shortfalls

9

The recent rate volatility created an opportunity to position the portfolio for higher yields as inflationary pressures began to build. However, our concerns over housing weakness and the precarious economy held us in check.

The fund’s positioning

The housing sector’s troubles will remain in the headlines for a bit longer, and we believe the economy is in for a bumpy ride as banking weakness and conflicting inflationary concerns work themselves out. This will provide support for increased GNMA mortgage supply, and the fund should be able to take advantage of attractively priced securities in the sector.

Since the fund is always vulnerable to mortgage prepayment risk, we will continue to focus on positioning the portfolio to withstand sudden interest rate shifts in either direction. Given the weaker economic environment expected for the next several months, we think it is premature to shorten the duration of the portfolio now.

Thomas L. Pappas, CFA,

Senior Vice President and Partner

Michael F. Garrett, Vice President

Wellington Management Company, LLP

August 12, 2008

10

Short-Term Treasury Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	34	74	9,469
Yield[3]		2.7%	5.1%
Investor Shares	2.5%
Admiral Shares	2.6%
Yield to Maturity	2.6%[4]	2.7%	5.2%
Average Coupon	4.2%	3.9%	5.4%
Average Effective
Maturity	2.2 years	2.6 years	7.5 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	2.1 years	2.5 years	4.8 years
Expense Ratio[6]		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Short-Term Reserves	1.7%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.63
Beta	0.89	0.61

Sector Diversification[8] (% of portfolio)

Government Mortgage-Backed	0.1%
Treasury/Agency	98.2
Short-Term Reserves	1.7

Distribution by Maturity (% of portfolio)

Under 1 Year	37.3%
1–3 Years	24.3
3–5 Years	38.4

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1 Lehman 1–5 Year U.S. Treasury Index.

2 Lehman U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary on pages 73–74.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 73–74.

8 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

11

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	1.2%	5.5%	6.7%	6.9%
2000	–4.0	5.2	1.2	1.3
2001	4.1	6.3	10.4	10.5
2002	1.9	5.0	6.9	7.4
2003	3.4	4.0	7.4	7.2
2004	0.2	2.5	2.7	2.6
2005	–1.8	2.7	0.9	1.0
2006	–1.3	3.2	1.9	1.5
2007	–0.5	4.3	3.8	3.8
2008	5.3	4.5	9.8	10.3
2009[2]	–0.7	1.4	0.7	0.5

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	10/28/1991	8.27%	3.39%	0.74%	4.20%	4.94%
Admiral Shares	2/13/2001	8.39	3.53	0.82[4]	3.82[4]	4.64[4]

1 Lehman 1–5 Year U.S. Treasury Index.

2 Six months ended July 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 18–19 for dividend and capital gains information.

12

Short-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.4%)
U. S. Government Securities (88.0%)
	U.S. Treasury Inflation-Indexed Note	0.625%	4/15/13	146,100	146,229
	U.S. Treasury Note	4.500%	2/15/09	300,000	303,984
	U.S. Treasury Note	4.500%	3/31/09	160,000	162,475
	U.S. Treasury Note	3.125%	4/15/09	425,000	427,788
	U.S. Treasury Note	4.500%	4/30/09	333,000	338,671
	U.S. Treasury Note	4.875%	5/15/09	211,000	215,418
	U.S. Treasury Note	4.875%	5/31/09	210,000	214,561
	U.S. Treasury Note	4.875%	8/15/09	260,000	266,825
	U.S. Treasury Note	3.125%	11/30/09	95,000	96,039
	U.S. Treasury Note	3.250%	12/31/09	140,000	141,816
	U.S. Treasury Note	6.500%	2/15/10	50,000	53,157
	U.S. Treasury Note	5.125%	6/30/11	130,000	138,369
	U.S. Treasury Note	4.875%	7/31/11	28,250	29,910
	U.S. Treasury Note	4.625%	10/31/11	70,200	73,940
	U.S. Treasury Note	4.500%	11/30/11	192,000	201,600
	U.S. Treasury Note	4.625%	2/29/12	62,000	65,468
	U.S. Treasury Note	4.500%	3/31/12	122,000	128,310
	U.S. Treasury Note	4.500%	4/30/12	102,000	107,355
	U.S. Treasury Note	4.875%	6/30/12	85,000	90,645
	U.S. Treasury Note	4.625%	7/31/12	380,000	402,029
	U.S. Treasury Note	3.875%	10/31/12	500,000	515,235
	U.S. Treasury Note	3.375%	11/30/12	8,000	8,078
	U.S. Treasury Note	2.875%	1/31/13	31,000	30,627
					4,158,529
Agency Bonds and Notes (9.3%)
1	Federal Home Loan Bank	3.375%	8/13/10	200,000	200,320
1	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	85,000	87,503
1	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	20,000	21,263
2	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.450%	12/15/10	6,818	7,138
	Private Export Funding Corp.	6.670%	9/15/09	17,000	17,653
	Private Export Funding Corp.	7.200%	1/15/10	7,100	7,497
	Private Export Funding Corp.	7.250%	6/15/10	64,080	68,763
	Private Export Funding Corp.	6.070%	4/30/11	29,000	30,782
					440,919

13

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mortgage-Backed Securities (0.1%)
[1,2] Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	746	753
[1,2] Federal Home Loan Mortgage Corp.	7.000%	9/1/15–1/1/16	535	558
[1,2] Federal National Mortgage Assn.	7.000%	11/1/15–3/1/16	1,478	1,543
				2,854
Total U.S. Government and Agency Obligations (Cost $4,572,797)				4,602,302
Temporary Cash Investments (3.2%)
Repurchase Agreements
BNP Paribas Securities Corp.
(Dated 7/31/08, Repurchase Value $73,004,000,
collateralized by Federal National Mortgage Assn.,
5.125%, 7/13/09, Federal Home Loan Bank,
5.250%–5.750%, 5/15/12–6/10/22)	2.130%	8/1/08	73,000	73,000
Credit Suisse Securities (USA), LLC
(Dated 7/31/08, Repurchase Value $75,457,000,
collateralized by Federal Home Loan
Mortgage Corp., 4.500%–5.125%,
8/23/10–1/15/13)	2.190%	8/1/08	75,452	75,452
Total Temporary Cash Investments (Cost $148,452)				148,452
Total Investments (100.6%) (Cost $4,721,249)				4,750,754
Other Assets and Liabilities (–0.6%)
Other Assets—Note B				82,540
Payables for Investment Securities Purchased				(100,205)
Other Liabilities				(8,355)
				(26,020)
Net Assets (100%)				4,724,734

14

Short-Term Treasury Fund

At July 31, 2008, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	4,641,462
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	53,767
Unrealized Appreciation	29,505
Net Assets	4,724,734

Investor Shares—Net Assets
Applicable to 187,523,386 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,006,684
Net Asset Value Per Share—Investor Shares	$10.70

Admiral Shares—Net Assets
Applicable to 253,999,670 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,718,050
Net Asset Value Per Share—Admiral Shares	$10.70

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

15

Short-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Interest	70,543
Total Income	70,543
Expenses
The Vanguard Group—Note B
Investment Advisory Services	205
Management and Administrative—Investor Shares	1,454
Management and Administrative—Admiral Shares	811
Marketing and Distribution—Investor Shares	217
Marketing and Distribution—Admiral Shares	337
Custodian Fees	35
Shareholders’ Reports—Investor Shares	50
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	3
Total Expenses	3,118
Expenses Paid Indirectly—Note C	(18)
Net Expenses	3,100
Net Investment Income	67,443
Realized Net Gain (Loss)
Investment Securities Sold	51,376
Futures Contracts	6,845
Realized Net Gain (Loss)	58,221
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(93,035)
Futures Contracts	(998)
Change in Unrealized Appreciation (Depreciation)	(94,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,631

16

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,443	162,525
Realized Net Gain (Loss)	58,221	61,061
Change in Unrealized Appreciation (Depreciation)	(94,033)	141,943
Net Increase (Decrease) in Net Assets Resulting from Operations	31,631	365,529
Distributions
Net Investment Income
Investor Shares	(26,529)	(60,646)
Admiral Shares	(40,914)	(101,879)
Realized Capital Gain
Investor Shares	(3,544)	—
Admiral Shares	(5,404)	—
Total Distributions	(76,391)	(162,525)
Capital Share Transactions—Note F
Investor Shares	317,693	301,884
Admiral Shares	77,548	361,662
Net Increase (Decrease) from Capital Share Transactions	395,241	663,546
Total Increase (Decrease)	350,481	866,550
Net Assets
Beginning of Period	4,374,253	3,507,703
End of Period	4,724,734	4,374,253

17

Short-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.80	$10.26	$10.31	$10.45	$10.64	$10.79
Investment Operations
Net Investment Income	.156	.444	.436	.331	.279	.271
Net Realized and Unrealized Gain (Loss)
on Investments	(.079)	.540	(.050)	(.140)	(.190)	.020
Total from Investment Operations	.077	.984	.386	.191	.089	.291
Distributions
Dividends from Net Investment Income	(.156)	(.444)	(.436)	(.331)	(.279)	(.271)
Distributions from Realized Capital Gains	(.021)	—	—	—	—	(.170)
Total Distributions	(.177)	(.444)	(.436)	(.331)	(.279)	(.441)
Net Asset Value, End of Period	$10.70	$10.80	$10.26	$10.31	$10.45	$10.64

Total Return[1]	0.71%	9.84%	3.82%	1.86%	0.85%	2.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,007	$1,707	$1,328	$1,369	$1,854	$2,028
Ratio of Total Expenses to
Average Net Assets	0.20%[2]	0.22%	0.26%	0.26%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.91%[2]	4.26%	4.24%	3.19%	2.65%	2.52%
Portfolio Turnover Rate	149%[2]	120%	114%	93%	108%	125%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

18

Short-Term Treasury Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.80	$10.26	$10.31	$10.45	$10.64	$10.79
Investment Operations
Net Investment Income	.161	.457	.452	.348	.292	.285
Net Realized and Unrealized Gain (Loss)
on Investments	(.079)	.540	(.050)	(.140)	(.190)	.020
Total from Investment Operations	.082	.997	.402	.208	.102	.305
Distributions
Dividends from Net Investment Income	(.161)	(.457)	(.452)	(.348)	(.292)	(.285)
Distributions from Realized Capital Gains	(.021)	—	—	—	—	(.170)
Total Distributions	(.182)	(.457)	(.452)	(.348)	(.292)	(.455)
Net Asset Value, End of Period	$10.70	$10.80	$10.26	$10.31	$10.45	$10.64

Total Return	0.76%	9.98%	3.98%	2.02%	0.97%	2.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,718	$2,667	$2,179	$1,964	$1,605	$1,657
Ratio of Total Expenses to
Average Net Assets	0.10%[1]	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	3.01%[1]	4.38%	4.40%	3.35%	2.77%	2.65%
Portfolio Turnover Rate	149%[1]	120%	114%	93%	108%	125%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

20

Short-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $391,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $18,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $3,519,000 through January 31, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2008, the cost of investment securities for tax purposes was $4,724,768,000. Net unrealized appreciation of investment securities for tax purposes was $25,986,000, consisting of unrealized gains of $41,842,000 on securities that had risen in value since their purchase and $15,856,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2008, the fund purchased $2,974,859,000 of investment securities and sold $3,302,659,000 of investment securities, other than temporary cash investments.

21

Short-Term Treasury Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	700,958	65,121	739,397	70,533
Issued in Lieu of Cash Distributions	27,546	2,559	55,158	5,293
Redeemed	(410,811)	(38,201)	(492,671)	(47,272)
Net Increase (Decrease)—Investor Shares	317,693	29,479	301,884	28,554
Admiral Shares
Issued	569,915	52,873	1,115,387	106,620
Issued in Lieu of Cash Distributions	39,757	3,692	86,583	8,310
Redeemed	(532,124)	(49,466)	(840,308)	(80,494)
Net Increase (Decrease)—Admiral Shares	77,548	7,099	361,662	34,436

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2008, 100% of the fund’s investments were valued based on Level 2 inputs.

22

Short-Term Federal Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	61	688	9,469
Yield[3]		3.0%	5.1%
Investor Shares	3.5%
Admiral Shares	3.6%
Yield to Maturity	3.7%[4]	3.0%	5.2%
Average Coupon	4.8%	4.1%	5.4%
Average Effective
Maturity	2.7 years	2.6 years	7.5 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	2.1 years	2.3 years	4.8 years
Expense Ratio[6]		—	—
Investor Shares	0.20%
Admiral Shares	0.09%
Short-Term Reserves	0.8%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.74
Beta	0.81	0.56

Sector Diversification[8] (% of portfolio)

Government Mortgage-Backed	17.7%
Treasury/Agency	81.5
Short-Term Reserves	0.8

Distribution by Maturity (% of portfolio)

Under 1 Year	15.8%
1–3 Years	48.0
3–5 Years	32.8
Over 5 Years	3.4

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1 Lehman 1–5 Year U.S. Government Index.

2 Lehman U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary on pages 73–74.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 73–74.

8 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

23

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	0.7%	5.9%	6.6%	6.9%
2000	–4.0	5.6	1.6	1.3
2001	4.4	6.5	10.9	10.8
2002	2.1	5.4	7.5	7.5
2003	2.9	4.1	7.0	7.2
2004	–0.5	3.0	2.5	2.6
2005	–1.8	2.8	1.0	1.2
2006	–1.3	3.3	2.0	1.6
2007	0.1	4.2	4.3	4.0
2008	4.5	4.8	9.3	9.9
2009[2]	–1.5	2.0	0.5	0.6

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	12/31/1987	7.61%	3.40%	0.56%	4.44%	5.00%
Admiral Shares	2/12/2001	7.72	3.49	0.58[4]	3.98[4]	4.56[4]

1 Lehman 1–5 Year U.S. Government Index.

2 Six months ended July 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 30–31 for dividend and capital gains information.

24

Short-Term Federal Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.3%)
Agency Bonds and Notes (80.7%)
1	Federal Farm Credit Bank	3.875%	8/25/11	25,000	25,103
1	Federal Home Loan Bank	3.875%	2/13/09	20,000	20,122
1	Federal Home Loan Bank	4.250%	5/15/09	19,640	19,854
[1,2]	Federal Home Loan Bank	3.500%	11/03/09	50,000	50,284
1	Federal Home Loan Bank	5.000%	3/12/10	50,000	51,361
1	Federal Home Loan Bank	5.250%	6/11/10	25,000	25,853
1	Federal Home Loan Bank	2.750%	6/18/10	35,000	34,700
1	Federal Home Loan Bank	3.500%	7/16/10	45,000	45,210
1	Federal Home Loan Bank	3.375%	8/13/10	50,000	50,080
1	Federal Home Loan Bank	4.125%	8/13/10	39,000	39,557
1	Federal Home Loan Bank	4.750%	8/13/10	10,000	10,264
1	Federal Home Loan Bank	5.125%	9/10/10	75,000	77,605
1	Federal Home Loan Bank	4.250%	11/15/10	15,750	16,024
1	Federal Home Loan Bank	3.250%	3/11/11	25,000	24,782
1	Federal Home Loan Bank	5.000%	3/11/11	23,350	24,156
1	Federal Home Loan Bank	5.000%	5/13/11	80,000	82,761
1	Federal Home Loan Bank	5.250%	6/10/11	29,105	30,315
1	Federal Home Loan Bank	5.000%	10/13/11	27,000	27,948
1	Federal Home Loan Bank	4.625%	10/10/12	75,000	76,791
1	Federal Home Loan Bank	3.625%	5/29/13	25,000	24,527
1	Federal Home Loan Mortgage Corp.	4.875%	2/17/09	75,000	75,870
1	Federal Home Loan Mortgage Corp.	5.750%	3/15/09	21,500	21,897
1	Federal Home Loan Mortgage Corp.	5.000%	6/11/09	25,000	25,449
1	Federal Home Loan Mortgage Corp.	4.125%	11/30/09	135,000	136,852
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	50,000	53,033
1	Federal Home Loan Mortgage Corp.	6.875%	9/15/10	75,000	80,429
1	Federal Home Loan Mortgage Corp.	4.750%	10/04/10	25,000	25,689
[1,3]	Federal Home Loan Mortgage Corp.	3.600%	5/20/11	40,000	39,729
1	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	100,000	104,363
1	Federal Home Loan Mortgage Corp.	4.625%	10/25/12	75,000	76,837
1	Federal Home Loan Mortgage Corp.	4.125%	12/21/12	25,000	25,125
[1,3]	Federal Home Loan Mortgage Corp.	4.500%	6/12/13	55,000	55,015
1	Federal Home Loan Mortgage Corp.	3.750%	6/28/13	35,000	34,504
1	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	75,000	76,436
[1,3]	Federal Home Loan Mortgage Corp.	5.450%	11/21/13	50,000	50,373

25

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,3]	Federal Home Loan Mortgage Corp.	5.375%	1/09/14	50,000	50,533
1	Federal National Mortgage Assn.	4.000%	1/26/09	50,000	50,316
1	Federal National Mortgage Assn.	4.875%	4/15/09	50,000	50,732
1	Federal National Mortgage Assn.	5.125%	7/13/09	25,000	25,517
1	Federal National Mortgage Assn.	7.250%	1/15/10	100,000	105,916
1	Federal National Mortgage Assn.	4.625%	6/01/10	100,000	102,259
1	Federal National Mortgage Assn.	7.125%	6/15/10	16,975	18,178
1	Federal National Mortgage Assn.	5.500%	3/15/11	25,000	26,208
1	Federal National Mortgage Assn.	6.000%	5/15/11	75,000	79,604
1	Federal National Mortgage Assn.	4.750%	11/19/12	100,000	103,014
1	Federal National Mortgage Assn.	3.625%	2/12/13	25,000	24,585
[1,3]	Federal National Mortgage Assn.	4.000%	4/01/13	50,000	49,264
[1,3]	Federal National Mortgage Assn.	4.000%	4/17/13	77,865	76,664
	Private Export Funding Corp.	6.670%	9/15/09	17,000	17,653
					2,419,341
Mortgage-Backed Securities (17.6%)
	Conventional Mortgage-Backed Securities (13.3%)
[1,3]	Federal Home Loan Mortgage Corp.	4.500%	8/01/23	25,000	23,914
[1,3]	Federal Home Loan Mortgage Corp.	5.000%	8/01/23	80,000	78,450
[1,3]	Federal Home Loan Mortgage Corp.	5.500%	2/1/16–11/1/17	26,890	27,173
[1,3]	Federal Home Loan Mortgage Corp.	6.000%	1/01/23	26,431	26,994
[1,3]	Federal Home Loan Mortgage Corp.	6.500%	9/01/11	447	456
[1,3]	Federal National Mortgage Assn.	5.000%	8/1/20–7/1/22	150,125	147,833
[1,3]	Federal National Mortgage Assn.	5.500%	11/1/21–12/1/22	67,346	67,647
[1,3]	Federal National Mortgage Assn.	6.000%	4/01/17	7,912	8,068
[1,3]	Federal National Mortgage Assn.	6.500%	10/1/10–9/1/16	13,582	13,989
[1,3]	Federal National Mortgage Assn.	7.500%	3/1/15–8/1/15	598	622
[1,3]	Federal National Mortgage Assn.	8.000%	10/1/14–9/1/15	2,471	2,597

	Nonconventional Mortgage-Backed Securities (4.3%)
[1,3]	Federal Home Loan Mortgage Corp.	3.727%	8/01/33	3,720	3,723
[1,3]	Federal Home Loan Mortgage Corp.	6.001%	5/01/36	8,169	8,253
[1,3]	Federal National Mortgage Assn.	3.525%	10/01/33	7,399	7,420
[1,3]	Federal National Mortgage Assn.	3.569%	8/01/33	4,612	4,680
[1,3]	Federal National Mortgage Assn.	3.734%	6/01/33	5,640	5,614
[1,3]	Federal National Mortgage Assn.	3.734%	9/01/33	16,291	16,439
[1,3]	Federal National Mortgage Assn.	3.792%	9/01/33	7,080	7,151
[1,3]	Federal National Mortgage Assn.	3.799%	8/01/33	6,820	6,860
[1,3]	Federal National Mortgage Assn.	4.290%	8/01/34	5,150	5,158
[1,3]	Federal National Mortgage Assn.	4.322%	6/01/34	21,845	21,921
[1,3]	Federal National Mortgage Assn.	4.333%	7/01/33	2,660	2,671
[1,3]	Federal National Mortgage Assn.	4.876%	7/01/33	7,599	7,707
[1,3]	Federal National Mortgage Assn.	4.937%	8/01/33	1,223	1,236
[1,3]	Federal National Mortgage Assn.	6.312%	9/01/36	16,527	16,794
[1,3]	Federal National Mortgage Assn.	6.405%	9/01/36	14,444	14,710
					528,080
Total U.S. Government and Agency Obligations (Cost $2,928,713)					2,947,421

26

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investment (3.0%)
Repurchase Agreement
Credit Suisse Securities (USA), LLC
(Dated 7/31/08, Repurchase Value $89,857,000,
collateralized by Federal Home Loan Bank 5.125%,
3/14/36, and Federal Home Loan Mortgage Corp.
4.125%–4.500%, 10/18/10–1/15/14)
(Cost $89,852)	2.190%	8/01/08	89,852	89,852
Total Investments (101.3%) (Cost $3,018,565)				3,037,273
Other Assets and Liabilities (–1.3%)
Other Assets—Note B				70,550
Payables for Investment Securities Purchased				(102,065)
Other Liabilities				(6,836)
				(38,351)
Net Assets (100%)				2,998,922

At July 31, 2008, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	2,990,065
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(8,695)
Unrealized Appreciation (Depreciation)
Investment Securities	18,708
Futures Contracts	(1,156)
Net Assets	2,998,922

Investor Shares—Net Assets
Applicable to 159,285,776 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,681,619
Net Asset Value Per Share—Investor Shares	$10.56

Admiral Shares—Net Assets
Applicable to 124,777,548 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,317,303
Net Asset Value Per Share—Admiral Shares	$10.56

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 Securities with a value of $3,017,000 have been segregated as initial margin for open futures contracts.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

27

Short-Term Federal Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Interest	62,787
Total Income	62,787
Expenses
The Vanguard Group—Note B
Investment Advisory Services	137
Management and Administrative—Investor Shares	1,320
Management and Administrative—Admiral Shares	394
Marketing and Distribution—Investor Shares	204
Marketing and Distribution—Admiral Shares	167
Custodian Fees	25
Shareholders’ Reports—Investor Shares	26
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	2
Total Expenses	2,278
Net Investment Income	60,509
Realized Net Gain (Loss)
Investment Securities Sold	12,710
Futures Contracts	7,135
Realized Net Gain (Loss)	19,845
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(60,999)
Futures Contracts	(5,036)
Change in Unrealized Appreciation (Depreciation)	(66,035)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,319

28

Short-Term Federal Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,509	121,873
Realized Net Gain (Loss)	19,845	12,916
Change in Unrealized Appreciation (Depreciation)	(66,035)	110,115
Net Increase (Decrease) in Net Assets Resulting from Operations	14,319	244,904
Distributions
Net Investment Income
Investor Shares	(33,015)	(69,438)
Admiral Shares	(27,494)	(52,435)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(60,509)	(121,873)
Capital Share Transactions—Note E
Investor Shares	56,941	66,959
Admiral Shares	12,417	208,478
Net Increase (Decrease) from Capital Share Transactions	69,358	275,437
Total Increase (Decrease)	23,168	398,468
Net Assets
Beginning of Period	2,975,754	2,577,286
End of Period	2,998,922	2,975,754

29

Short-Term Federal Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.72	$10.26	$10.25	$10.39	$10.60	$10.67
Investment Operations
Net Investment Income	.211	.465	.420	.340	.291	.304
Net Realized and Unrealized Gain (Loss)
on Investments	(.160)	.460	.010	(.140)	(.189)	(.046)
Total from Investment Operations	.051	.925	.430	.200	.102	.258
Distributions
Dividends from Net Investment Income	(.211)	(.465)	(.420)	(.340)	(.291)	(.311)
Distributions from Realized Capital Gains	—	—	—	—	(.021)	(.017)
Total Distributions	(.211)	(.465)	(.420)	(.340)	(.312)	(.328)
Net Asset Value, End of Period	$10.56	$10.72	$10.26	$10.25	$10.39	$10.60

Total Return[1]	0.48%	9.25%	4.29%	1.96%	0.98%	2.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,682	$1,650	$1,514	$1,686	$2,403	$2,604
Ratio of Total Expenses to
Average Net Assets	0.20%*	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.99%*	4.48%	4.10%	3.29%	2.77%	2.86%
Portfolio Turnover Rate	102%*	70%	89%	51%	49%	81%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

30

Short-Term Federal Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.72	$10.26	$10.25	$10.39	$10.60	$10.67
Investment Operations
Net Investment Income	.217	.475	.431	.350	.300	.310
Net Realized and Unrealized Gain (Loss)
on Investments	(.160)	.460	.010	(.140)	(.189)	(.046)
Total from Investment Operations	.057	.935	.441	.210	.111	.264
Distributions
Dividends from Net Investment Income	(.217)	(.475)	(.431)	(.350)	(.300)	(.317)
Distributions from Realized Capital Gains	—	—	—	—	(.021)	(.017)
Total Distributions	(.217)	(.475)	(.431)	(.350)	(.321)	(.334)
Net Asset Value, End of Period	$10.56	$10.72	$10.26	$10.25	$10.39	$10.60

Total Return	0.53%	9.36%	4.39%	2.06%	1.06%	2.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,317	$1,325	$1,063	$993	$690	$662
Ratio of Total Expenses to
Average Net Assets	0.09%*	0.10%	0.10%	0.10%	0.12%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.10%*	4.58%	4.20%	3.39%	2.86%	2.91%
Portfolio Turnover Rate	102%*	70%	89%	51%	49%	81%

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

32

Short-Term Federal Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $254,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2008, the fund had available realized losses of $24,700,000 to offset future net capital gains of $5,787,000 through January 31, 2014, and $18,913,000 through January 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2008, the cost of investment securities for tax purposes was $3,018,565,000. Net unrealized appreciation of investment securities for tax purposes was $18,708,000, consisting of unrealized gains of $31,402,000 on securities that had risen in value since their purchase and $12,694,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year Treasury Note	473	100,276	544
5-Year Treasury Note	(1,754)	(195,283)	(1,566)
10-Year Treasury Note	(95)	(10,909)	(134)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended July 31, 2008, the fund purchased $1,353,654,000 of investment securities and sold $1,359,965,000 of investment securities, other than temporary cash investments.

33

Short-Term Federal Fund

E. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	316,248	29,702	502,123	48,198
Issued in Lieu of Cash Distributions	30,131	2,831	62,890	6,049
Redeemed	(289,438)	(27,218)	(498,054)	(47,886)
Net Increase (Decrease)—Investor Shares	56,941	5,315	66,959	6,361
Admiral Shares
Issued	278,194	26,098	479,535	45,977
Issued in Lieu of Cash Distributions	23,536	2,211	44,070	4,236
Redeemed	(289,313)	(27,192)	(315,127)	(30,170)
Net Increase (Decrease)—Admiral Shares	12,417	1,117	208,478	20,043

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(1,156)
Level 2—Other significant observable inputs	3,037,273	—
Level 3—Significant unobservable inputs	—	—
Total	3,037,273	(1,156)

34

Intermediate-Term Treasury Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	39	33	9,469
Yield[3]		3.6%	5.1%
Investor Shares	3.4%
Admiral Shares	3.5%
Yield to Maturity	3.5%[4]	3.9%	5.2%
Average Coupon	5.1%	5.2%	5.4%
Average Effective
Maturity	6.4 years	7.4 years	7.5 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	5.0 years	6.0 years	4.8 years
Expense Ratio[6]		—	—
Investor Shares	0.24%
Admiral Shares	0.10%
Short-Term Reserves	4.6%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.78
Beta	0.88	1.36

Sector Diversification[8] (% of portfolio)

Commercial Mortgage-Backed	1.0%
Government Mortgage-Backed	0.1
Treasury/Agency	94.3
Short-Term Reserves	4.6

Distribution by Maturity (% of portfolio)

Under 1 Year	4.6%
1–5 Years	22.9
5–10 Years	51.3
10–20 Years	21.2

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1 Lehman 5–10 Year U.S. Treasury Index.

2 Lehman U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary on pages 73–74.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 73–74.

8 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

35

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	3.3%	6.1%	9.4%	10.0%
2000	–10.1	5.5	–4.6	–5.0
2001	9.1	7.0	16.1	15.8
2002	0.8	5.8	6.6	6.8
2003	7.6	5.5	13.1	12.6
2004	–0.5	4.2	3.7	3.7
2005	–1.3	4.4	3.1	3.6
2006	–3.1	4.5	1.4	1.1
2007	–1.5	4.7	3.2	3.0
2008	8.7	5.0	13.7	14.1
2009[2]	–1.6	1.9	0.3	0.2

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	10/28/1991	11.97%	4.00%	0.95%	5.17%	6.12%
Admiral Shares	2/12/2001	12.14	4.15	1.07[4]	4.96[4]	6.03[4]

1 Lehman 5–10 Year U.S. Treasury Index.

2 Six months ended July 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 42–43 for dividend and capital gains information.

36

Intermediate-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (94.1%)
U.S. Government Securities (82.7%)
	U.S. Treasury Bond	8.750%	5/15/17	32,700	44,171
	U.S. Treasury Bond	8.875%	8/15/17	20,000	27,306
	U.S. Treasury Bond	9.125%	5/15/18	62,000	87,149
	U.S. Treasury Bond	9.000%	11/15/18	68,000	95,444
	U.S. Treasury Bond	8.875%	2/15/19	363,000	506,782
	U.S. Treasury Bond	8.125%	8/15/19	228,000	305,413
	U.S. Treasury Bond	8.500%	2/15/20	166,500	229,926
	U.S. Treasury Inflation-Indexed Note	2.000%	1/15/16	133,300	150,767
	U.S. Treasury Note	4.625%	2/29/12	90,000	95,133
	U.S. Treasury Note	4.500%	3/31/12	420,000	442,181
	U.S. Treasury Note	4.875%	6/30/12	170,000	181,475
	U.S. Treasury Note	4.250%	9/30/12	25,000	26,164
	U.S. Treasury Note	3.875%	10/31/12	80,000	82,538
	U.S. Treasury Note	3.375%	11/30/12	100,000	101,109
	U.S. Treasury Note	4.250%	11/15/13	544,000	570,435
	U.S. Treasury Note	4.000%	2/15/14	457,500	473,942
	U.S. Treasury Note	4.250%	8/15/14	60,000	62,925
	U.S. Treasury Note	4.250%	11/15/14	75,000	78,727
1	U.S. Treasury Note	4.000%	2/15/15	501,000	518,300
	U.S. Treasury Note	4.125%	5/15/15	167,000	173,836
	U.S. Treasury Note	4.500%	2/15/16	30,000	31,744
	U.S. Treasury Note	5.125%	5/15/16	81,000	88,796
	U.S. Treasury Note	4.875%	8/15/16	125,000	134,688
	U.S. Treasury Note	4.625%	11/15/16	30,000	31,791
	U.S. Treasury Note	4.625%	2/15/17	5,000	5,281
	U.S. Treasury Note	4.500%	5/15/17	5,000	5,231
					4,551,254
Agency Bonds and Notes (10.4%)
	Agency for International Development–
	Egypt (U.S. Government Guaranteed)	4.450%	9/15/15	40,000	40,254
2	Federal Home Loan Bank	4.000%	9/6/13	200,000	199,286
[3,4]	Guaranteed Trade Trust
	(U.S. Government Guaranteed)	6.690%	1/15/09	3,017	3,023
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.600%	12/15/12	15,175	16,224

37

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Overseas Private Investment Corp.
	(U.S. Government Guaranteed)	7.050%	11/15/13	20,625	22,283
	Private Export Funding Corp.	7.200%	1/15/10	12,900	13,627
	Private Export Funding Corp.	7.250%	6/15/10	135,920	145,915
	Private Export Funding Corp.	6.070%	4/30/11	51,000	54,166
	Private Export Funding Corp.	5.685%	5/15/12	10,000	10,653
	Private Export Funding Corp.	4.950%	11/15/15	65,000	66,627
					572,058
Mortgage-Backed Securities (1.0%)
2	Federal Home Loan Mortgage Corp.	5.500%	4/1/16–5/1/16	2,142	2,170
2	Federal Home Loan Mortgage Corp.	7.000%	5/1/15–3/1/16	581	606
[2,3]	Federal National Mortgage Assn. Grantor Trust	7.300%	5/25/10	30,000	31,464
[2,3]	Federal National Mortgage Assn. Grantor Trust	5.763%	12/25/11	20,000	20,911
					55,151
Total U.S. Government and Agency Obligations (Cost $4,983,996)					5,178,463
Temporary Cash Investments (4.6%)
Repurchase Agreements
	Credit Suisse Securities (USA), LLC
	(Dated 7/31/08, Repurchase Value $150,166,000,
	collateralized by Federal Home Loan Bank
	4.875%–5.250%, 11/18/11–6/5/17 and
	Federal Home Loan Mortgage Corp.
	4.125%–6.875%, 11/30/09–9/15/10)	2.190%	8/1/08	150,157	150,157
	BNP Paribas Securities Corp.
	(Dated 7/31/08, Repurchase Value $105,006,000,
	collateralized by Federal Home Loan Bank 5.750%,
	5/15/12 and Federal Home Loan Mortgage Corp.
	2.875%–5.000%, 7/15/09–4/18/17)	2.130%	8/1/08	105,000	105,000
Total Temporary Cash Investments (Cost $255,157)					255,157
Total Investments (98.7%) (Cost $5,239,153)					5,433,620
Other Assets and Liabilities (1.3%)
Receivables for Investment Securities Sold					193,816
Other Assets—Note B					90,024
Payables for Investment Securities Purchased					(199,286)
Other Liabilities					(13,166)
					71,388
Net Assets (100%)					5,505,008

38

Intermediate-Term Treasury Fund

At July 31, 2008, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	5,269,223
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	41,419
Unrealized Appreciation (Depreciation)
Investment Securities	194,467
Futures Contracts	(101)
Net Assets	5,505,008

Investor Shares—Net Assets
Applicable to 209,481,429 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,393,998
Net Asset Value Per Share—Investor Shares	$11.43

Admiral Shares—Net Assets
Applicable to 272,221,254 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,111,010
Net Asset Value Per Share—Admiral Shares	$11.43

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $3,871,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the value of this security represented 0.1% of net assets.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

39

Intermediate-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Interest	117,121
Total Income	117,121
Expenses
The Vanguard Group—Note B
Investment Advisory Services	254
Management and Administrative—Investor Shares	2,383
Management and Administrative—Admiral Shares	977
Marketing and Distribution—Investor Shares	284
Marketing and Distribution—Admiral Shares	385
Custodian Fees	42
Shareholders’ Reports—Investor Shares	48
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	4
Total Expenses	4,383
Net Investment Income	112,738
Realized Net Gain (Loss)
Investment Securities Sold	82,791
Futures Contracts	7,563
Realized Net Gain (Loss)	90,354
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(186,187)
Futures Contracts	(2,325)
Change in Unrealized Appreciation (Depreciation)	(188,512)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,580

40

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,738	201,825
Realized Net Gain (Loss)	90,354	14,268
Change in Unrealized Appreciation (Depreciation)	(188,512)	375,466
Net Increase (Decrease) in Net Assets Resulting from Operations	14,580	591,559
Distributions
Net Investment Income
Investor Shares	(46,098)	(82,785)
Admiral Shares	(66,640)	(119,040)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(112,738)	(201,825)
Capital Share Transactions—Note E
Investor Shares	171,960	424,313
Admiral Shares	(74,954)	741,365
Net Increase (Decrease) from Capital Share Transactions	97,006	1,165,678
Total Increase (Decrease)	(1,152)	1,555,412
Net Assets
Beginning of Period	5,506,160	3,950,748
End of Period	5,505,008	5,506,160

41

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.62	$10.69	$10.85	$11.28	$11.45	$11.69
Investment Operations
Net Investment Income	.227	.491	.499	.509	.504	.483
Net Realized and Unrealized Gain (Loss)
on Investments	(.190)	.930	(.160)	(.354)	(.154)	(.058)
Total from Investment Operations	.037	1.421	.339	.155	.350	.425
Distributions
Dividends from Net Investment Income	(.227)	(.491)	(.499)	(.509)	(.504)	(.483)
Distributions from Realized Capital Gains	—	—	—	(.076)	(.016)	(.182)
Total Distributions	(.227)	(.491)	(.499)	(.585)	(.520)	(.665)
Net Asset Value, End of Period	$11.43	$11.62	$10.69	$10.85	$11.28	$11.45

Total Return[1]	0.31%	13.68%	3.22%	1.41%	3.14%	3.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,394	$2,263	$1,676	$1,735	$2,169	$2,261
Ratio of Total Expenses to
Average Net Assets	0.24%*	0.26%	0.26%	0.26%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.95%*	4.48%	4.66%	4.59%	4.45%	4.14%
Portfolio Turnover Rate	59%*	52%	87%	66%	61%	34%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

42

Intermediate-Term Treasury Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.62	$10.69	$10.85	$11.28	$11.45	$11.69
Investment Operations
Net Investment Income	.235	.509	.516	.526	.518	.498
Net Realized and Unrealized Gain (Loss)
on Investments	(.190)	.930	(.160)	(.354)	(.154)	(.058)
Total from Investment Operations	.045	1.439	.356	.172	.364	.440
Distributions
Dividends from Net Investment Income	(.235)	(.509)	(.516)	(.526)	(.518)	(.498)
Distributions from Realized Capital Gains	—	—	—	(.076)	(.016)	(.182)
Total Distributions	(.235)	(.509)	(.516)	(.602)	(.534)	(.680)
Net Asset Value, End of Period	$11.43	$11.62	$10.69	$10.85	$11.28	$11.45

Total Return	0.39%	13.86%	3.38%	1.56%	3.27%	3.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,111	$3,243	$2,274	$2,093	$1,665	$1,694
Ratio of Total Expenses to
Average Net Assets	0.10%*	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.09%*	4.64%	4.82%	4.75%	4.58%	4.27%
Portfolio Turnover Rate	59%*	52%	87%	66%	61%	34%

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

44

Intermediate-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $469,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2008, the fund had available realized losses of $45,236,000 to offset future net capital gains through January 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2008, the cost of investment securities for tax purposes was $5,240,689,000. Net unrealized appreciation of investment securities for tax purposes was $192,931,000, consisting of unrealized gains of $203,778,000 on securities that had risen in value since their purchase and $10,847,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
2-Year U.S. Treasury Note	(540)	114,480	(209)
5-Year U.S. Treasury Note	(151)	16,812	108

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended July 31, 2008, the fund purchased $1,537,395,000 of investment securities and sold $1,533,372,000 of investment securities, other than temporary cash investments.

45

Intermediate-Term Treasury Fund

E. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	597,688	51,652	930,915	84,257
Issued in Lieu of Cash Distributions	40,260	3,492	70,612	6,435
Redeemed	(465,988)	(40,491)	(577,214)	(52,653)
Net Increase (Decrease)—Investor Shares	171,960	14,653	424,313	38,039
Admiral Shares
Issued	585,007	50,551	1,169,020	105,578
Issued in Lieu of Cash Distributions	53,102	4,604	96,216	8,768
Redeemed	(713,063)	(62,106)	(523,871)	(47,887)
Net Increase (Decrease)—Admiral Shares	(74,954)	(6,951)	741,365	66,459

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(101)
Level 2—Other significant observable inputs	5,433,620	—
Level 3—Significant unobservable inputs	—	—
Total	5,433,620	(101)

46

GNMA Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	29[3]	115	9,469
Yield[4]		5.7%	5.1%
Investor Shares	5.0%
Admiral Shares	5.1%
Yield to Maturity	5.6%[5]	5.7%	5.2%
Average Coupon	5.7%	5.7%	5.4%
Average Effective
Maturity	6.6 years	8.3 years	7.5 years
Average Quality[6]	Aaa	Aaa	Aa1
Average Duration	4.6 years	4.7 years	4.8 years
Expense Ratio[7]		—	—
Investor Shares	0.21%
Admiral Shares	0.11%
Short-Term Reserves	0.9%	—	—

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.90
Beta	1.02	0.87

Distribution by Coupon (% of portfolio)

Below 6%	56.9%
6%–7%	40.8
7%–8%	1.9
Above 8%	0.4

Investment Focus

1 Lehman GNMA Index.

2 Lehman U.S. Aggregate Bond Index.

3 Issues are mortgage pools grouped by coupon.

4 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary on pages 73–74.

5 Before expenses.

6 Moody’s Investors Service.

7 Annualized.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 73–74.

47

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	0.0%	6.8%	6.8%	6.7%
2000	–7.3	6.4	–0.9	0.3
2001	6.6	7.5	14.1	13.9
2002	0.9	6.5	7.4	7.6
2003	2.9	5.8	8.7	7.9
2004	–1.9	4.8	2.9	3.1
2005	–0.4	4.7	4.3	4.4
2006	–1.8	4.7	2.9	3.0
2007	–1.3	5.2	3.9	4.3
2008	3.1	5.5	8.6	8.8
2009[2]	–2.4	2.5	0.1	0.1

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	6/27/1980	7.84%	4.12%	–0.13%	5.69%	5.56%
Admiral Shares	2/12/2001	7.95	4.21	–0.05[4]	5.35[4]	5.30[4]

1 Lehman GNMA Index.

2 Six months ended July 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 53–54 for dividend and capital gains information.

48

GNMA Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Government National Mortgage Association Obligations (99.5%)
[1,2]	Government National Mortgage Assn.	2.658%	2/20/37	66,101	62,909
1	Government National Mortgage Assn.	4.500%	5/15/33–7/15/38	241,641	225,100
1	Government National Mortgage Assn.	5.000%	7/15/20–8/1/38	5,733,500	5,544,950
1	Government National Mortgage Assn.	5.500%	3/15/13–8/1/38	8,541,873	8,492,336
1	Government National Mortgage Assn.	6.000%	10/15/16–5/20/38	5,542,407	5,630,660
1	Government National Mortgage Assn.	6.500%	1/15/09–7/20/38	4,478,402	4,623,962
1	Government National Mortgage Assn.	7.000%	8/15/08–5/20/38	329,434	350,639
1	Government National Mortgage Assn.	7.250%	12/15/26–2/15/27	162	173
1	Government National Mortgage Assn.	7.500%	8/15/08–10/15/31	119,294	127,625
1	Government National Mortgage Assn.	7.750%	2/15/27	252	272
1	Government National Mortgage Assn.	8.000%	8/15/08–8/15/31	54,459	58,512
1	Government National Mortgage Assn.	8.500%	2/15/10–6/15/28	13,233	14,210
1	Government National Mortgage Assn.	9.000%	11/15/08–2/15/23	9,889	10,589
1	Government National Mortgage Assn.	9.250%	9/15/16–7/15/17	57	62
1	Government National Mortgage Assn.	9.500%	6/15/09–7/15/22	4,991	5,406
1	Government National Mortgage Assn.	10.000%	11/15/09–8/15/19	263	289
1	Government National Mortgage Assn.	11.000%	12/15/09–2/15/18	33	38
1	Government National Mortgage Assn.	11.250%	9/20/15–2/20/16	41	45
1	Government National Mortgage Assn.	11.500%	1/15/13–11/20/15	98	107
1	Government National Mortgage Assn.	12.000%	1/15/13–1/20/16	57	63
1	Government National Mortgage Assn.	12.500%	5/20/14–7/20/15	34	38
1	Government National Mortgage Assn.	13.000%	1/15/11–1/20/15	30	33
1	Government National Mortgage Assn.	13.500%	5/15/10–12/15/14	20	23
1	Government National Mortgage Assn.	14.000%	6/15/11	7	7
1	Government National Mortgage Assn.	15.000%	5/15/12	2	2
Total Government National Mortgage Association Obligations (Cost $25,425,914)					25,148,050

49

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000
Temporary Cash Investment (0.9%)
Repurchase Agreement
Deutsche Bank
(Dated 7/31/08, Repurchase Value $225,514,000,
collateralized by Federal Home Loan Mortgage Corp.
5.000%–7.000%, 10/1/21–7/1/38, Federal National
Mortgage Assn. 5.000%, 5/1/23, Government
National Mortgage Assn., 5.500%–7.000%,
9/15/36–6/15/38) (Cost $225,500)	2.200%	8/1/08	225,500	225,500
Total Investments (100.4%) (Cost $25,651,414)				25,373,550
Other Assets and Liabilities (–0.4%)
Other Assets—Note C				228,390
Liabilities				(317,195)
				(88,805)
Net Assets (100%)				25,284,745

At July 31, 2008, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	25,647,999
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(85,390)
Unrealized Depreciation	(277,864)
Net Assets	25,284,745

Investor Shares—Net Assets
Applicable to 1,303,071,092 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,322,703
Net Asset Value Per Share—Investor Shares	$10.22

Admiral Shares—Net Assets
Applicable to 1,169,987,452 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,962,042
Net Asset Value Per Share—Admiral Shares	$10.22

•	See Note A in Notes to Financial Statements.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.

2 Adjustable-rate security.

3 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

50

GNMA Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Interest	637,585
Total Income	637,585
Expenses
Investment Advisory Fees—Note B	1,208
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,807
Management and Administrative—Admiral Shares	4,128
Marketing and Distribution—Investor Shares	1,414
Marketing and Distribution—Admiral Shares	991
Custodian Fees	1,000
Shareholders’ Reports—Investor Shares	173
Shareholders’ Reports—Admiral Shares	25
Trustees’ Fees and Expenses	18
Total Expenses	19,764
Net Investment Income	617,821
Realized Net Gain (Loss) on Investment Securities Sold	26,999
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(624,424)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,396

51

GNMA Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	617,821	1,216,361
Realized Net Gain (Loss)	26,999	(2,097)
Change in Unrealized Appreciation (Depreciation)	(624,424)	710,303
Net Increase (Decrease) in Net Assets Resulting from Operations	20,396	1,924,567
Distributions
Net Investment Income
Investor Shares	(326,293)	(663,782)
Admiral Shares	(291,528)	(552,579)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(617,821)	(1,216,361)
Capital Share Transactions—Note F
Investor Shares	726,581	(304,906)
Admiral Shares	1,262,042	496,065
Net Increase (Decrease) from Capital Share Transactions	1,988,623	191,159
Total Increase (Decrease)	1,391,198	899,365
Net Assets
Beginning of Period	23,893,547	22,994,182
End of Period	25,284,745	23,893,547

52

GNMA Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.47	$10.16	$10.29	$10.48	$10.52	$10.72
Investment Operations
Net Investment Income	.257	.533	.522	.483	.480	.502
Net Realized and Unrealized Gain (Loss)
on Investments	(.250)	.310	(.130)	(.190)	(.040)	(.200)
Total from Investment Operations	.007	.843	.392	.293	.440	.302
Distributions
Dividends from Net Investment Income	(.257)	(.533)	(.522)	(.483)	(.480)	(.502)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.257)	(.533)	(.522)	(.483)	(.480)	(.502)
Net Asset Value, End of Period	$10.22	$10.47	$10.16	$10.29	$10.48	$10.52

Total Return[1]	0.06%	8.56%	3.94%	2.88%	4.31%	2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,323	$12,916	$12,835	$13,905	$18,946	$19,245
Ratio of Total Expenses to
Average Net Assets	0.21%[2]	0.21%	0.21%	0.21%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.99%[2]	5.22%	5.14%	4.67%	4.61%	4.73%
Portfolio Turnover Rate	52%[2]	21%	18%	38%	53%	64%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

53

GNMA Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.47	$10.16	$10.29	$10.48	$10.52	$10.72
Investment Operations
Net Investment Income	.263	.543	.532	.492	.487	.509
Net Realized and Unrealized Gain (Loss)
on Investments	(.250)	.310	(.130)	(.190)	(.040)	(.200)
Total from Investment Operations	.013	.853	.402	.302	.447	.309
Distributions
Dividends from Net Investment Income	(.263)	(.543)	(.532)	(.492)	(.487)	(.509)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.263)	(.543)	(.532)	(.492)	(.487)	(.509)
Net Asset Value, End of Period	$10.22	$10.47	$10.16	$10.29	$10.48	$10.52

Total Return	0.11%	8.67%	4.04%	2.97%	4.38%	2.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,962	$10,978	$10,159	$10,281	$5,363	$5,335
Ratio of Total Expenses to
Average Net Assets	0.11%[1]	0.11%	0.11%	0.11%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.09%[1]	5.32%	5.24%	4.77%	4.68%	4.80%
Portfolio Turnover Rate	52%[1]	21%	18%	38%	53%	64%

54

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

55

GNMA Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2008, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $2,148,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2008, the fund had available realized losses of $64,188,000 to offset future net capital gains of $29,714,000 through January 31, 2012, $26,020,000 through January 31, 2013, $6,347,000 through January 31, 2015, and $2,107,000 through January 31, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2008, the cost of investment securities for tax purposes was $25,651,414,000. Net unrealized depreciation of investment securities for tax purposes was $277,864,000, consisting of unrealized gains of $91,793,000 on securities that had risen in value since their purchase and $369,657,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2008, the fund purchased $9,064,984,000 of investment securities and sold $6,236,877,000 of investment securities, other than temporary cash investments.

56

GNMA Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,893,294	182,869	2,223,779	217,349
Issued in Lieu of Cash Distributions	281,766	27,212	568,410	55,644
Redeemed	(1,448,479)	(140,058)	(3,097,095)	(303,475)
Net Increase (Decrease)—Investor Shares	726,581	70,023	(304,906)	(30,482)
Admiral Shares
Issued	1,906,287	184,338	1,880,483	183,875
Issued in Lieu of Cash Distributions	207,669	20,059	386,273	37,806
Redeemed	(851,914)	(82,422)	(1,770,691)	(173,818)
Net Increase (Decrease)—Admiral Shares	1,262,042	121,975	496,065	47,863

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2008, 100% of the fund’s investments were valued based on Level 2 inputs.

57

Long-Term Treasury Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	28	33	9,469
Yield[3]		4.5%	5.1%
Investor Shares	4.3%
Admiral Shares	4.4%
Yield to Maturity	4.5%[4]	4.5%	5.2%
Average Coupon	6.2%	6.6%	5.4%
Average Effective
Maturity	17.3 years	17.6 years	7.5 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	10.4 years	11.1 years	4.8 years
Expense Ratio[6]		—	—
Investor Shares	0.24%
Admiral Shares	0.10%
Short-Term Reserves	3.4%	—	—

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.86
Beta	0.99	2.23

Sector Diversification[8] (% of portfolio)

Treasury/Agency	96.6%
Short-Term Reserves	3.4

Distribution by Maturity (% of portfolio)

Under 1 Year	3.4%
1–5 Years	0.0
5–10 Years	2.3
10–20 Years	65.9
20–30 Years	28.4

Distribution by Credit Quality[5] (% of portfolio)

Aaa	100.0%

Investment Focus

1 Lehman Long U.S. Treasury Index.

2 Lehman U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary on pages 73–74.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 73–74.

8 The agency securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

58

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	5.8%	6.2%	12.0%	12.3%
2000	–13.7	5.3	–8.4	–8.3
2001	11.7	6.9	18.6	18.8
2002	–0.4	5.7	5.3	5.4
2003	9.0	5.8	14.8	14.9
2004	0.0	4.9	4.9	4.6
2005	2.7	5.3	8.0	8.6
2006	–1.9	4.9	3.0	2.9
2007	–3.1	4.9	1.8	2.0
2008	7.8	5.3	13.1	13.6
2009[2]	–2.8	2.2	–0.6	–1.0

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	5/19/1986	12.38%	4.48%	1.12%	5.41%	6.53%
Admiral Shares	2/12/2001	12.56	4.63	1.42[4]	5.33[4]	6.75[4]

1 Lehman Long U.S. Treasury Index.

2 Six months ended July 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 64–65 for dividend and capital gains information.

59

Long-Term Treasury Fund

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (94.7%)
U. S. Government Securities (92.5%)
	U.S. Treasury Bond	8.750%	5/15/20	19,360	27,273
	U.S. Treasury Bond	8.750%	8/15/20	102,000	143,995
	U.S. Treasury Bond	7.875%	2/15/21	189,581	253,120
	U.S. Treasury Bond	8.125%	5/15/21	92,875	126,629
	U.S. Treasury Bond	8.125%	8/15/21	32,000	43,735
	U.S. Treasury Bond	8.000%	11/15/21	23,000	31,212
	U.S. Treasury Bond	7.250%	8/15/22	40,500	52,156
	U.S. Treasury Bond	7.125%	2/15/23	83,000	106,188
	U.S. Treasury Bond	6.250%	8/15/23	101,500	120,658
	U.S. Treasury Bond	7.625%	2/15/25	56,000	76,213
	U.S. Treasury Bond	6.875%	8/15/25	52,000	66,251
	U.S. Treasury Bond	6.000%	2/15/26	185,200	216,568
	U.S. Treasury Bond	6.750%	8/15/26	59,000	74,561
	U.S. Treasury Bond	6.500%	11/15/26	25,050	30,933
	U.S. Treasury Bond	6.625%	2/15/27	106,000	132,633
	U.S. Treasury Bond	6.375%	8/15/27	122,650	149,940
	U.S. Treasury Bond	6.125%	11/15/27	99,000	118,104
	U.S. Treasury Bond	5.500%	8/15/28	7,000	7,785
	U.S. Treasury Bond	5.250%	11/15/28	16,000	17,285
1	U.S. Treasury Bond	5.250%	2/15/29	21,500	23,217
	U.S. Treasury Bond	6.125%	8/15/29	163,800	196,586
	U.S. Treasury Bond	5.375%	2/15/31	151,725	167,490
	U.S. Treasury Bond	4.500%	2/15/36	17,000	16,758
	U.S. Treasury Bond	4.750%	2/15/37	73,000	74,893
	U.S. Treasury Bond	5.000%	5/15/37	117,500	125,505
	U.S. Treasury Bond	4.375%	2/15/38	62,000	60,043
	U.S. Treasury Inflation-Indexed Bond	3.875%	4/15/29	45,000	75,932
					2,535,663
Agency Note (2.2%)
	Private Export Funding Corp.	4.950%	11/15/15	60,000	61,502
Total U.S. Government and Agency Obligations (Cost $2,422,726)					2,597,165

59

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investment (3.4%)
Repurchase Agreement
Credit Suisse Securities (USA), LLC
(Dated 7/31/08, Repurchase Value $92,903,000,
collateralized by Federal Home Loan Bank, 2.400%,
2/5/09, Federal Home Loan Mortgage Corp.,
4.125%–4.500%, 11/30/09–1/15/14)
(Cost $92,897)	2.190%	8/1/08	92,897	92,897
Total Investments (98.1%) (Cost $2,515,623)				2,690,062
Other Assets and Liabilities (1.9%)
Accrued Income Receivable				55,674
Other Assets—Note B				2,350
Liabilities				(5,387)
				52,637
Net Assets (100%)				2,742,699

At July 31, 2008, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	2,575,649
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(7,493)
Unrealized Appreciation
Investment Securities	174,439
Futures Contracts	104
Net Assets	2,742,699

Investor Shares—Net Assets
Applicable to 136,258,506 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,555,470
Net Asset Value Per Share—Investor Shares	$11.42

Admiral Shares—Net Assets
Applicable to 104,001,094 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,187,229
Net Asset Value Per Share—Admiral Shares	$11.42

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $2,365,000 have been segregated as initial margin for open futures contracts.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

61

Long-Term Treasury Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Interest	64,023
Total Income	64,023
Expenses
The Vanguard Group—Note B
Investment Advisory Services	123
Management and Administrative—Investor Shares	1,559
Management and Administrative—Admiral Shares	377
Marketing and Distribution—Investor Shares	168
Marketing and Distribution—Admiral Shares	138
Custodian Fees	20
Shareholders’ Reports—Investor Shares	27
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	2
Total Expenses	2,417
Net Investment Income	61,606
Realized Net Gain (Loss)
Investment Securities Sold	2,923
Futures Contracts	3,154
Realized Net Gain (Loss)	6,077
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(85,870)
Futures Contracts	104
Change in Unrealized Appreciation (Depreciation)	(85,766)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,083)

62

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,606	111,080
Realized Net Gain (Loss)	6,077	13,703
Change in Unrealized Appreciation (Depreciation)	(85,766)	162,212
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,083)	286,995
Distributions
Net Investment Income
Investor Shares	(34,100)	(62,169)
Admiral Shares	(27,506)	(48,911)
Realized Capital Gain[1]
Investor Shares	(2,105)	(9,899)
Admiral Shares	(1,666)	(7,401)
Total Distributions	(65,377)	(128,380)
Capital Share Transactions—Note E
Investor Shares	85,154	166,188
Admiral Shares	33,511	256,952
Net Increase (Decrease) from Capital Share Transactions	118,665	423,140
Total Increase (Decrease)	35,205	581,755
Net Assets
Beginning of Period	2,707,494	2,125,739
End of Period	2,742,699	2,707,494

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $2,593,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

63

Long-Term Treasury Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.76	$10.99	$11.40	$11.76	$11.52	$11.66
Investment Operations
Net Investment Income	.258	.533	.547	.563	.574	.562
Net Realized and Unrealized Gain (Loss)
on Investments	(.324)	.855	(.356)	(.218)	.314	(.001)
Total from Investment Operations	(.066)	1.388	.191	.345	.888	.561
Distributions
Dividends from Net Investment Income	(.258)	(.533)	(.547)	(.563)	(.574)	(.562)
Distributions from Realized Capital Gains	(.016)	(.085)	(.054)	(.142)	(.074)	(.139)
Total Distributions	(.274)	(.618)	(.601)	(.705)	(.648)	(.701)
Net Asset Value, End of Period	$11.42	$11.76	$10.99	$11.40	$11.76	$11.52

Total Return[1]	–0.56%	13.09%	1.80%	2.98%	8.01%	4.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,555	$1,518	$1,262	$1,419	$1,490	$1,471
Ratio of Total Expenses to
Average Net Assets	0.24%[2]	0.26%	0.26%	0.26%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.51%[2]	4.78%	4.96%	4.82%	5.02%	4.81%
Portfolio Turnover Rate	27%[2]	37%	68%	25%	38%	64%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

64

Long-Term Treasury Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.76	$10.99	$11.40	$11.76	$11.52	$11.66
Investment Operations
Net Investment Income	.266	.551	.564	.581	.588	.577
Net Realized and Unrealized Gain (Loss)
on Investments	(.324)	.855	(.356)	(.218)	.314	(.001)
Total from Investment Operations	(.058)	1.406	.208	.363	.902	.576
Distributions
Dividends from Net Investment Income	(.266)	(.551)	(.564)	(.581)	(.588)	(.577)
Distributions from Realized Capital Gains	(.016)	(.085)	(.054)	(.142)	(.074)	(.139)
Total Distributions	(.282)	(.636)	(.618)	(.723)	(.662)	(.716)
Net Asset Value, End of Period	$11.42	$11.76	$10.99	$11.40	$11.76	$11.52

Total Return	–0.49%	13.27%	1.96%	3.14%	8.15%	5.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,187	$1,190	$863	$809	$436	$450
Ratio of Total Expenses to
Average Net Assets	0.10%[1]	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.65%[1]	4.94%	5.12%	4.99%	5.15%	4.94%
Portfolio Turnover Rate	27%[1]	37%	68%	25%	38%	64%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

66

Long-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $232,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $13,381,000 through January 31, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At July 31, 2008, the cost of investment securities for tax purposes was $2,529,004,000. Net unrealized appreciation of investment securities for tax purposes was $161,058,000, consisting of unrealized gains of $161,600,000 on securities that had risen in value since their purchase and $542,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year Treasury Note	(146)	16,255	104

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

67

Long-Term Treasury Fund

D. During the six months ended July 31, 2008, the fund purchased $401,614,000 of investment securities and sold $358,755,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	288,045	24,900	438,358	38,720
Issued in Lieu of Cash Distributions	33,019	2,859	65,449	5,860
Redeemed	(235,910)	(20,502)	(337,619)	(30,429)
Net Increase (Decrease)—Investor Shares	85,154	7,257	166,188	14,151
Admiral Shares
Issued	226,917	19,687	499,474	44,548
Issued in Lieu of Cash Distributions	22,659	1,962	43,735	3,914
Redeemed	(216,065)	(18,800)	(286,257)	(25,841)
Net Increase (Decrease)—Admiral Shares	33,511	2,849	256,952	22,621

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	104
Level 2—Other significant observable inputs	2,690,062	—
Level 3—Significant unobservable inputs	—	—
Total	2,690,062	104

68

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 70 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

69

Six Months Ended July 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Government Bond Funds	1/31/2008	7/31/2008	Period[1]
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,007.12	$1.00
Admiral Shares	1,000.00	1,007.64	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,004.79	$1.00
Admiral Shares	1,000.00	1,005.30	0.45
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,003.13	$1.20
Admiral Shares	1,000.00	1,003.87	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,000.64	$1.04
Admiral Shares	1,000.00	1,001.13	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$994.38	$1.19
Admiral Shares	1,000.00	995.09	0.50
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.42	0.45
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.67	$1.21
Admiral Shares	1,000.00	1,024.37	0.50
GNMA Fund
Investor Shares	$1,000.00	$1,023.82	$1.06
Admiral Shares	1,000.00	1,024.32	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.67	$1.21
Admiral Shares	1,000.00	1,024.37	0.50

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.09% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.24% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.24% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

70

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the benefits to shareholders of continuing to retain Vanguard and Wellington Management as the advisors to the funds, particularly in light of the nature, extent, and quality of services they have provided. The board noted the following:

Wellington Management Company. Founded in 1928, Wellington Management Company is among the nation’s oldest and most respected institutional investment managers. The firm has managed the GNMA Fund since the fund’s inception in 1980. The firm and the fund’s management team have depth and stability. The portfolio managers of the GNMA Fund are backed by a well-tenured team of research analysts who conduct fundamental analysis. Wellington Management has provided high-quality advisory services for the GNMA Fund and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than two decades and has advised the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund since their inceptions. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisors’ experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its results have been competitive versus its benchmark and average peer fund. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

71

Cost

The board concluded that the funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The board noted that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory expenses. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the GNMA Fund, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that with regard to Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds and Vanguard Short-Term Federal Fund, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board also concluded that shareholders in Vanguard GNMA Fund benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

73

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

74

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee Since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
156 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer Since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President Since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
156 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
CFA® is a trademark owned by CFA Institute.
Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by
the fund’s current prospectus.	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q322 092008

Vanguard® Corporate Bond Funds Semiannual Report

July 31, 2008

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

>	During the fiscal half-year ended July 31, 2008, Investor Shares of the Vanguard Corporate Bond Funds posted returns ranging from –0.5% to –3.6%.
>	The three investment-grade funds slightly outpaced their benchmark indexes, but poor security selection hindered the high-yield fund.
>	The funds faced a challenging environment as the ripple effects of the subprime-mortgage crisis continued to spread.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	8
Short-Term Investment-Grade Fund	14
Intermediate-Term Investment-Grade Fund	32
Long-Term Investment-Grade Fund	48
High-Yield Corporate Fund	62
About Your Fund’s Expenses	76
Trustees Approve Advisory Arrangements	78
Glossary	80

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	VFSTX	–0.5%
Admiral™ Shares[1]	VFSUX	–0.5
Institutional Shares[2]	VFSIX	–0.4
Lehman 1–5 Year U.S. Credit Index		–0.8
Average 1–5 Year Investment Grade Debt Fund[3]		–2.2

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	VFICX	–2.4%
Admiral Shares[1]	VFIDX	–2.4
Lehman 5–10 Year U.S. Credit Index		–3.0
Average Intermediate Investment Grade Debt Fund[3]		–3.2

Vanguard Long-Term Investment-Grade Fund
Investor Shares	VWESX	–3.6%
Admiral Shares[1]	VWETX	–3.6
Lehman U.S. Long Credit A or Better Index		–4.1
Average Corporate A-Rated Debt Fund[3]		–2.7

Vanguard High-Yield Corporate Fund
Investor Shares	VWEHX	–2.5%
Admiral Shares[1]	VWEAX	–2.4
Lehman U.S. Corporate High Yield Index		–1.3
Average High-Current-Yield Fund[3]		–1.5

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 This class of shares also carries low expenses and is available for a minimum investment of $50 million.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Effects of the subprime-mortgage debacle, which has persisted for more than a year, continue to stress the global economy. The Vanguard Corporate Bond Funds have performed admirably during this period, helped in good measure by their focus on higher-quality investments—a strategy that investors especially appreciate during times of turbulence in the financial markets.

The Corporate Bond Funds posted returns for Investor Shares ranging from –0.5% for the Short-Term Investment-Grade Fund to –3.6% for the Long-Term Investment-Grade Fund. (Total return consists of the change in share price plus reinvested income and capital gains distributions.) The returns of the investment-grade funds slightly outpaced the returns of their benchmark indexes; the High-Yield Corporate Fund’s return lagged its benchmark. As shown in the chart on page 5, the income produced by the funds’ investments played an important role in mitigating the capital losses that characterized fixed income investing during this period.

The 30-day SEC yield for Investor Shares of all four funds rose for the six months: to 4.60% for the Short-Term Investment-Grade Fund, to 5.92% for the Intermediate-Term Investment-Grade Fund, to 6.36% for the Long-Term Investment-Grade Fund, and to 9.17% for the High-Yield Corporate Fund.

Bond investors remained cautious in the wake of the subprime crisis

In the extensive fallout from the subprime-mortgage crisis, bond investors continued to prefer the safety of short-term, high-quality issues—most notably U.S. Treasury securities. During the period, bonds outpaced stocks, but registered negative returns. The broad taxable bond market returned –0.6%. Municipal bonds, which experienced a spike in volatility, returned –0.9%.

During the half-year, the Federal Reserve Board lowered its target for the federal funds rate twice, reducing it by a full percentage point to 2.00%. At its June meeting (and again at its August meeting after the end of the fund’s fiscal period), the Fed voted to leave the target rate unchanged, signaling a growing concern about near-term inflation.

Stocks rode a bumpy path to disappointing results

U.S. stocks struggled during the six months, a period of pronounced volatility in the financial markets. Continued weakness in the housing market, record oil prices, rising unemployment, and an uptick in inflation all weighed on stocks and set a downbeat tone for the period.

The U.S. market performed well in April and May, but those returns were bookended by declines earlier and later in the period. June was a particularly

Market Barometer
			Total Returns
		Periods Ended July 31, 2008
	Six Months	One Year	Five Years[1]
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	–0.6%	6.2%	4.6%
Lehman Municipal Bond Index	–0.9	2.8	4.3
Citigroup 3-Month Treasury Bill Index	1.0	3.1	3.1

Stocks
Russell 1000 Index (Large-caps)	–6.6%	–10.6%	7.5%
Russell 2000 Index (Small-caps)	0.9	–6.7	9.8
Dow Jones Wilshire 5000 Index (Entire market)	–5.9	–10.2	8.1
MSCI All Country World Index ex USA (International)	–3.8	–9.3	17.9

CPI
Consumer Price Index	4.2%	5.6%	3.6%

1 Annualized.

difficult month; the broad U.S. stock market declined –8.2%, the worst single-month return in more than five years.

For the half-year, the broad U.S. stock market returned –5.9%. Investors favored small-capitalization stocks over large- and mid-caps, and growth stocks over their value-oriented counterparts. International stocks also experienced high levels of volatility, and returned –3.8%.

The funds’ advisors navigated a turbulent marketplace

As the fiscal half-year opened, heightened uncertainty related to the credit crisis permeated the financial markets. Investors continued to favor high-quality assets such as U.S. Treasury securities, pushing up their prices and pushing down yields (bonds’ yields move inversely to their prices).

In March, investors began to breathe easier after the Federal Reserve intervened to minimize the impact of the collapse of investment bank Bear Stearns, and Treasury yields rose as investors’ appetite for risk started to improve. Although worries resurfaced, again reinforcing demand for high-quality assets, Treasury yields ended the period higher.

To help blunt the impact of rising yields, Vanguard Fixed Income Group, the advisor to Vanguard Short-Term and Intermediate-Term Investment-Grade Funds, kept the

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer
Bond Fund	Shares	Shares	Shares	Group
Short-Term Investment-Grade	0.20%	0.10%	0.07%	0.92%
Intermediate-Term Investment-Grade	0.20	0.10	—	0.96
Long-Term Investment-Grade	0.21	0.12	—	1.12
High-Yield Corporate	0.26	0.13	—	1.26

1 Fund expense ratios reflect the six months ended July 31, 2008. Peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment Grade Debt Fund; for the Intermediate-Term Investment-Grade Fund, the Average Intermediate Investment Grade Debt Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Debt Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

funds’ durations (a measure of interest rate sensitivity) shorter relative to their benchmarks. The strategy, which aimed to lessen share-price declines due to potentially rising rates, proved to be a headwind to performance during the earlier part of the half-year but aided the funds during the latter portion.

The Investor and Admiral Shares of the Short-Term Investment-Grade Fund returned –0.5% (Institutional Shares returned –0.4%), a bit better than the –0.8% return of the fund’s benchmark and significantly better than the –2.2% average return posted by peer-group funds. The Intermediate-Term Investment-Grade Fund returned –2.4%, outpacing both the –3.0% benchmark result and the –3.2% average return of competitors.

The Long-Term Investment-Grade Fund returned –3.6%, somewhat better than its benchmark’s –4.1% result but lagging competitors’ –2.7% average return. Among factors affecting performance was the overall rise in yields: A shorter duration would have aided the fund, as its advisor, Wellington Management Company, notes in the report that follows. On the other hand, the advisor’s addition of Treasury and government agency bonds to the fund’s holdings boosted performance, given the generally risk-averse environment.

The High-Yield Corporate Fund returned –2.5% for Investor Shares (–2.4% for Admiral Shares), lagging both the fund’s benchmark (–1.3%) and the average return among competitive funds (–1.5%). The relative shortfall was primarily due to

Yields and Returns
				Components of Total Returns
	30-Day SEC Yields on		Six Months Ended July 31, 2008
	January 31,	July 31,	Capital	Income	Total
Bond Fund	2008	2008	Return	Return	Return
Short-Term Investment-Grade
Investor Shares	4.56%	4.60%	–2.79%	2.29%	–0.50%
Admiral Shares	4.67	4.70	–2.79	2.34	–0.45
Institutional Shares	4.70	4.73	–2.79	2.35	–0.44
Intermediate-Term Investment-Grade
Investor Shares	4.97%	5.92%	–4.95%	2.53%	–2.42%
Admiral Shares	5.08	6.01	–4.95	2.58	–2.37
Long-Term Investment-Grade
Investor Shares	5.82%	6.36%	–6.43%	2.79%	–3.64%
Admiral Shares	5.91	6.45	–6.43	2.83	–3.60
High-Yield Corporate
Investor Shares	8.32%	9.17%	–6.19%	3.68%	–2.51%
Admiral Shares	8.45	9.28	–6.19	3.74	–2.45

security selection: Poor performers included holdings of paper-based telephone-directory firms that are facing stiff competition from the Internet.

Build a balanced portfolio and then stick with it

Investors have been whipsawed by the stock and bond markets in recent months, and this can lead to rash investment decisions. When the economic outlook is uncertain and markets are unsteady, it’s especially important to stay the course and maintain a long-term focus.

We believe the key to investment success is to build a portfolio that includes a diversified mix of stocks, bonds, and cash that is consistent with your goals, time horizon, and risk tolerance. Once you have established your asset allocation plan, try to stick with it and ignore the marketplace’s ever-present distractions. Steering you through turbulent periods is one of the key things your choice of asset mix is designed to do. And, as always, pay attention to costs.

When I wrote to you six months ago, Vanguard’s board had elected F. William McNabb III as the funds’ president and designated him to succeed me as chief executive officer. The board has since announced that Bill will assume the chief executive role on August 31. I will continue to serve as chairman. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 15, 2008

Your Fund’s Performance at a Glance
January 31, 2008–July 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Short-Term Investment-Grade Fund
Investor Shares	$10.76	$10.46	$0.246	$0.000
Admiral Shares	10.76	10.46	0.252	0.000
Institutional Shares	10.76	10.46	0.253	0.000
Intermediate-Term Investment-Grade Fund
Investor Shares	$9.93	$9.39	$0.254	$0.050
Admiral Shares	9.93	9.39	0.258	0.050
Long-Term Investment-Grade Fund
Investor Shares	$9.02	$8.44	$0.256	$0.000
Admiral Shares	9.02	8.44	0.260	0.000
High-Yield Corporate Fund
Investor Shares	$5.82	$5.46	$0.218	$0.000
Admiral Shares	5.82	5.46	0.222	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds

During the six months ended July 31, 2008, the Investor and Admiral Shares of the Short-Term Investment-Grade Fund returned –0.5%, and the Institutional Shares returned –0.4%. The Investor and Admiral Shares of the Intermediate-Term Investment-Grade Fund returned –2.4%. Both funds outperformed their benchmarks for the fiscal half-year.

The investment environment

The investment environment turned treacherous during the period as economic growth decelerated, the subprime-mortgage crisis continued to reverberate through the credit markets, and inflation accelerated. The Federal Reserve Board responded to the credit market turmoil and economic weaknesses with two interest rate cuts, bringing its target for the federal funds rate to 2.00% by the end of the six months.

As investors grew more risk-averse, U.S. Treasuries outperformed mortgage-backed securities, corporate bonds, and other so-called spread products. Aa- and A-rated securities were the weakest performers in the investment-grade market, trailing a comparable index of Treasuries by about 3 percentage points. The shortfall largely reflected the poor performance of securities issued by financial institutions. Bonds from the airline and lodging sectors also struggled.

REITs, metals and mining companies, and supermarkets were the only corporate sectors to outperform Treasuries.

For the six months, interest rates moved higher. Shorter-term interest rates rose most sharply, producing a flatter Treasury yield curve. At the start of the period, the difference between the yields of 2- and 30-year Treasury securities was 2.22 percentage points; at the end of the period, it was 2.06 percentage points.

Management of the funds

Although absolute returns were disappointing, both funds topped the results of their Lehman indexes and the average returns of their peer groups for the past six months. As always, our efforts to produce competitive returns were enhanced by the portfolios’ very low operating costs.

As interest rates rose, particularly among shorter maturities, the Short-Term Investment-Grade Fund benefited from our decision to keep its average duration at the short end of its typical range. The fund’s weak spots included our positions in both high-quality bank hybrid securities, which lagged as bank balance sheets came under severe pressure, and select mortgage-backed securities.

Like its short-term counterpart, the Intermediate-Term Investment-Grade Fund benefited from a shorter-than-typical duration. Relative fund performance was also enhanced by our below-benchmark exposure to securities backed by auto and home-equity loans, an emphasis on finance sector securities that are less interest-rate-sensitive, and the fund’s above-benchmark weighting in utilities bonds.

At the end of the period, the average durations of both portfolios remained a bit below their neutral ranges, consistent with our view that the Federal Reserve is more likely to raise than lower its interest rate targets.

Robert F. Auwaerter, Principal

Vanguard Fixed Income Group

August 18, 2008

For the Long-Term Investment-Grade Fund

Investment-grade corporate bond market

Vanguard Long-Term Investment-Grade Fund invests almost exclusively in the U.S. corporate bond market, in securities with varying degrees of credit and duration risk. The fund is affected by the direction of interest rates and by the overall health of the U.S. economy, which in turn affect business conditions for issuers of corporate bonds.

At present, significant tension exists between the realities of slowing growth and rising inflation. We believe that, faced with a declining-growth scenario, the Fed will hold rates unchanged, despite elevated

Yields of U.S. Treasury Bonds
	January 31,	July 31,
Maturity	2008	2008
2 years	2.10%	2.51%
3 years	2.20	2.82
5 years	2.76	3.24
10 years	3.60	3.95
30 years	4.32	4.57

Source: Vanguard.

inflation. In addition, we anticipate that inflation pressures will eventually subside as the economy slows. We also believe that we are nearing the bottom of the financial credit crunch, but that the downturn in the economy is ongoing. We are cautiously optimistic that corporate bonds may outperform over the next 12 months as risk appetites improve and as fiscal and monetary policies result in a stabilization of the economy.

In our view, the global slowdown will lead to further writedowns and to the delevering of balance sheets. In addition, profit margins will be pressured by higher input costs and slower growth. Valuations in the corporate bond market, however, are consistent with past recessions. Our current approach to the continued widening in risk premiums is to buy some of the stronger, higher-quality issuers that can comfortably withstand the current and anticipated negative factors affecting the economy.

The fund’s successes

The fund has no direct exposure to subprime mortgages. The fund increased its weighting in debt issued by the Treasury and U.S. government agencies. This strategy, along with underweighted positions in the banking and brokerage sectors, and good security selection in the insurance sector, contributed positively to relative results. The fund’s results over the 6 and 12 months ended July 31 exceeded those of the benchmark.

The fund’s shortfalls

The fund’s total return was negatively affected by the rise in Treasury rates during the six months ended July 31, 2008. A shorter average duration would have led to less deterioration in principal and more positive absolute returns. In addition, because credit spreads widened, the fund should have held even fewer credit-sensitive issues, which would have boosted fund performance. Our holdings in the communications industry were also a negative contributor. In general, we invest the majority of the fund in bonds of large, well-established companies with stable operating histories, and big shifts by the fund away from the investment-grade corporate bond market would be unusual.

The fund’s positioning

The fund’s position in long-term investment-grade bonds with excellent call protection should contribute to income stability. The major risks to the fund are a rise in long-term interest rates and a widening in risk premiums, given the fund’s long duration and maturity. Over the course of 2008, we are likely to see evidence of a mild recession in the United States and a further slowing of global economies. We believe the Fed will hold rates unchanged and that inflation concerns will subside with slower growth.

We believe that corporate balance sheets outside of the financial sector remain healthy relative to past recessions. Companies were reluctant to overspend on capital expenditures leading into the current downturn, and as a result they are better positioned to weather the expected decline in demand. Default rates remain lower than corporate bond spreads would imply, and our bias is to add exposure to higher-rated financials, which have been disproportionately punished in the recent credit crunch. The environment in the bond market continues to be tough, with liquidity challenges persisting.

We do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill, III, Senior Vice President and Portfolio Manager

Wellington Management Company, LLP

August 12, 2008

For the High-Yield Corporate Fund

The investment environment

The investment environment for high-yield bonds appears difficult, as the U.S. and global economies face the potential for prolonged weakness combined with rising inflation. Earlier in the year, U.S. inflation was not nearly the apparent risk that it is today. In fact, liquidity seemed to be the foremost concern. For the 12 months ended July 31, an especially active Federal Reserve took bold measures—seven cuts to the federal funds rate and nine to the discount rate, the continuation of the term auction facility, and the implementation of both the term securities lending facility and the primary dealer credit facility—to combat gridlock and preserve functionality in the financial markets.

Despite these efforts, the credit turmoil claimed a major victim in Bear Stearns. While we believe the Fed has been successful in stabilizing the financial markets, we see little evidence that the Fed measures will extend incremental credit availability or risk-taking to the broader market in the near term. We believe the healing process will be a long one.

The U.S. credit contraction, which first surfaced in early 2007, continues. Fed surveys indicate that loan standards to small and medium businesses and within the commercial real estate market are tightening at near-all-time-high rates. Similar data in the residential mortgage and credit-card loan markets show standards tightening at their highest rates in the last ten years. In the capital markets, high-yield issuance was modest, with year-to-date volume at $50 billion. This represents a 57% decline from last year’s volume, and is the lowest in four years. On average, deals are smaller and of lower credit quality than in previous years. Only issuers who require financing are willing to accept the current borrowing rates.

We anticipate weaker domestic demand growth and are increasingly concerned about slowing global growth. Although the Fed faces pressure to raise rates, it chose to leave its target rate unchanged at 2.00%

at both its June and August meetings, the latter occurring after the end of the fiscal period. This divergence in monetary policy could result in accelerating domestic inflation and further pressure on high-yield issuers—marginal corporate borrowers who are most vulnerable to a teetering economy.

Within this environment, the performance of high-yield bonds has been volatile. For the six months ended July 31, 2008, the high-yield market returned –1.3%, with BB-rated bonds returning –0.7%, B-rated bonds returning –2.0%, and CCC-rated bonds returning 0.2%. Through mid-March, however, returns were decidedly worse. After the Bear Stearns rescue, investor confidence spiked dramatically, and the high-yield market rebounded to return about 7% for the next two months, with CCC-rated bonds returning nearly 10% for the period. Since that peak in mid-May, concerns over a weak economy and growing inflation have dominated investor sentiment, and in May, June, and July, higher-quality bonds declined along with U.S. Treasuries.

Spreads are significantly wider than they were at the beginning of the year. As of July 31, the broad high-yield market carried a spread of 816 basis points over Treasuries, compared with 708 basis points as of January 31, 2008. The difference between BB-rated and CCC-rated bond yields expanded to 631 basis points at the end of July, from 494 basis points in January 2008. This spread was still compressed compared to a ten-year average of 735 basis points. Moody’s Investors Service raised its forward 12-month default forecast from 5.0% at the beginning of the year to 6.3% as of July 31. We expect defaults will accelerate in 2009, reflecting the abundance of low-quality issuance in the past three years as well as the recent credit contraction.

The portfolio’s successes

No defaults occurred in the portfolio during the period, and our investment style remained consistent. The portfolio was helped by its below-benchmark weightings in the financial and paper industries as well as good security selection within the paper industry.

The portfolio’s shortfalls

Vanguard High-Yield Corporate Fund Investor Shares’ return of –2.5% (Admiral Shares, –2.4%) for the six months ended July 31, 2008, trailed the benchmark return of –1.3%. The major detractors from performance were security selection in the media noncable sector and below-benchmark weightings in the wireless sector.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy. Within the below-investment-grade spectrum of the corporate bond market, the portfolio tends to maintain an overweighted position in higher-quality credits compared with its benchmark, to minimize defaults and provide stable income.

We prefer bonds of established franchises that exhibit greater predictability of cash flows than those at the lower end of the credit spectrum. Given our view of a weak consumer and a prolonged credit contraction, we believe this positioning is appropriate.

We continue to diversify the portfolio’s holdings by issuer and industry, but we have increased our positions in names in which our research team has strong conviction. We believe these more meaningful positions will benefit the portfolio over the long term. We tend to avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of the potential volatility of these instruments.

Michael L. Hong, Vice President and Portfolio Manager

Wellington Management Company, LLP

August 12, 2008

Short-Term Investment-Grade Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	822	1,308	9,469
Yield[3]		5.5%	5.1%
Investor Shares	4.6%
Admiral Shares	4.7%
Institutional Shares	4.7%
Yield to Maturity	5.3%[4]	5.5%	5.2%
Average Coupon	4.8%	5.7%	5.4%
Average Effective
Maturity	3.0 years	3.2 years	7.5 years
Average Quality[5]	Aa3	A1	Aa1
Average Duration	2.0 years	2.9 years	4.8 years
Expense Ratio[6]		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Institutional Shares	0.07%
Short-Term Reserves	0.4%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	22.8%
Finance	31.5
Foreign	1.6
Government Mortgage-Backed	6.3
Industrial	24.7
Treasury/Agency	6.4
Utilities	5.4
Other	0.9
Short-Term Reserves	0.4

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.63
Beta	0.75	0.44

Distribution by Credit Quality[5] (% of portfolio)

Aaa	38.0%
Aa	19.2
A	22.8
Baa	17.4
Ba	1.0
B	0.1
Other	1.5

Distribution by Maturity (% of portfolio)

Under 1 Year	15.0%
1–3 Years	46.3
3–5 Years	31.8
Over 5 Years	6.9

Investment Focus

1 Lehman 1–5 Year U.S. Credit Index.

2 Lehman U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 80–81.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008
			Investor Shares	Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–0.1%	6.3%	6.2%	7.1%
2000	–3.4	6.2	2.8	1.5
2001	2.6	7.1	9.7	10.7
2002	0.6	6.3	6.9	8.3
2003	–0.4	5.4	5.0	8.7
2004	0.3	4.0	4.3	5.6
2005	–1.7	3.4	1.7	1.9
2006	–1.2	3.6	2.4	1.5
2007	0.4	4.6	5.0	4.7
2008	2.1	5.1	7.2	7.9
2009[2]	–2.8	2.3	–0.5	–0.8

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	10/29/1982	4.80%	3.40%	–0.29%	5.12%	4.83%
Admiral Shares	2/12/2001	4.92	3.50	–0.28[4]	4.71[4]	4.43[4]
Institutional Shares	9/30/1997	4.95	3.53	–0.29	5.25	4.96

1 Lehman 1–5 Year U.S. Credit Index.

2 Six months ended July 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 23–25 for dividend and capital gains information.

Short-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2008

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note	4.750%	3/31/11	350,000	367,938	1.8%
	U.S. Treasury Note	3.500%	2/15/10	291,800	297,044	1.4%
	U.S. Treasury Note	4.500%	2/28/11	200,000	208,812	1.0%
	U.S. Treasury Note	4.625%	8/31/11	155,000	162,992	0.8%
	U.S. Treasury Note	3.875%	9/15/10	132,000	135,733	0.7%
	U.S. Treasury Note	4.250%	10/15/10	72,300	74,977	0.4%
	U.S. Treasury Note	3.625%–4.625%	11/15/09–6/15/10	33,483	34,427	0.2%
					1,281,923	6.3%
Mortgage-Backed Securities
	Conventional Mortgage-Backed Securities
[1,2]	Federal National
	Mortgage Assn.	6.000%–7.500%	10/1/11–5/1/17	38,198	39,112	0.2%
†	Other—Conventional
	Mortgage-Backed Securities				14,250	0.0%
	Nonconventional Mortgage-Backed Securities
[1,2]	Federal National
	Mortgage Assn.	3.000%–7.205%	8/25/27–8/1/37	240,654	242,156	1.2%
†	Other—Nonconventional
	Mortgage-Backed Securities				144,912	0.7%
					440,430	2.1%
Total U.S. Government and Agency Obligations (Cost $1,702,276)					1,722,353	8.4%
Corporate Bonds
Asset-Backed/Commercial Mortgage-Backed Securities
2	Bank of America Credit Card Trust	4.720%	5/15/13	70,200	70,866	0.4%
[2,3]	Bank of America Credit Card Trust	3.157%	12/15/14	65,000	64,144	0.3%
2	Bear Stearns Adjustable
	Rate Mortgage Trust	5.791%	10/25/36	75,347	62,848	0.3%
[2,3,4]BMW Floorplan Master Owner Trust		2.458%	9/17/11	107,500	103,963	0.5%
2	Capital One Multi-Asset
	Execution Trust	4.850%	2/18/14	117,300	117,381	0.6%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
2	Chase Issuance Trust	4.650%	3/15/15	164,000	162,193	0.8%
2	Chase Issuance Trust	5.400%	7/15/15	80,000	81,496	0.4%
2	Chase Issuance Trust	2.498%–4.960%	9/17/12–12/17/12	74,802	75,003	0.4%
2	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	216,700	216,102	1.1%
2	Citibank Credit Card
	Issuance Trust	3.658%–5.650%	3/7/11–5/20/20	242,925	243,547	1.2%
2	Discover Card Master Trust	5.650%	12/15/15	79,100	79,320	0.4%
[2,3]	Federal National Mortgage
	Assn. Grantor Trust	2.701%	6/25/33	13	13	0.0%
2	Fifth Third Auto Trust	4.070%	1/17/12	67,600	67,157	0.3%
2	Ford Credit Auto Owner Trust	4.280%	5/15/12	91,500	90,300	0.4%
[2,3,4]	Golden Credit Card Trust	3.456%	7/15/17	91,100	91,100	0.4%
2	JP Morgan Mortgage Trust	5.298%	7/25/35	78,328	72,476	0.4%
2	Morgan Stanley Capital I	5.650%	6/13/42	81,050	80,442	0.4%
[2,3,4]	Nordstrom Private Label
	Credit Card Master Trust	2.518%	5/15/15	93,000	89,862	0.4%
2	USAA Auto Owner Trust	4.640%	10/15/12	68,500	68,601	0.3%
2	USAA Auto Owner Trust	4.710%	2/18/14	68,375	67,939	0.3%
†	Other—Asset Backed/Commercial
	Mortgage-Backed Securities				3,505,726	17.2%
					5,410,479	26.5%
Finance
	Banking
2	Bank of America Capital Trust XIV	5.630%	12/31/49	105,413	76,279	0.4%
[3,4]	Bank of Scotland PLC	2.737%	12/8/10	89,800	88,789	0.4%
[3,4]	BBVA US Senior
	S.A. Unipersonal	2.859%	4/17/09	117,500	117,227	0.6%
	Bear Stearns Co., Inc.	2.947%–4.500%	9/9/09–1/31/11	92,628	91,720	0.5%
3	Citigroup, Inc.	2.817%	6/9/09	81,000	80,439	0.4%
	Citigroup, Inc.	5.500%	4/11/13	81,553	79,728	0.4%
2	Citigroup, Inc.	8.400%	4/29/49	72,500	62,976	0.3%
	Citigroup, Inc.	5.250%–5.500%	2/27/12–8/27/12	59,197	58,336	0.3%
[3,4]	Credit Agricole	2.696%	5/28/10	93,750	92,909	0.4%
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	72,659	0.3%
	JPMorgan Chase & Co.	4.600%–7.900%	1/17/11–12/29/49	157,151	155,472	0.8%
[3,4]	Santander U.S. Debt, S.A.
	Unipersonal	2.733%	11/20/09	119,400	118,336	0.6%
3	Zions Bancorp.	4.196%	12/10/09	65,700	64,075	0.3%
†	Other—Banking				2,062,814	10.1%
	Brokerage
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	69,400	66,473	0.3%
3	Morgan Stanley Dean Witter	3.071%	1/15/10	100,900	97,770	0.5%
†	Other—Brokerage				515,180	2.5%
	Finance Companies
	American General
	Finance Corp.	3.875%–5.375%	5/15/09–7/15/12	111,578	105,414	0.5%
5	General Electric
	Capital Corp.	4.250%	9/13/10	105,250	106,366	0.5%
	General Electric
	Capital Corp.	5.250%	10/19/12	97,830	98,616	0.5%
	General Electric
	Capital Corp.	2.776%–6.375%	5/10/10–11/15/67	190,925	190,031	1.0%
	International Lease Finance
	Corp.	3.500%–6.375%	4/1/09–3/25/13	181,842	167,381	0.8%
†	Other—Finance Companies				452,683	2.2%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Insurance
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	68,685	67,776	0.3%
	Chubb Corp.	5.472%	8/16/08	97,900	97,958	0.5%
[3,4]	MassMutual Global Funding II	2.851%	4/21/11	117,100	115,006	0.6%
†	Other—Insurance				616,052	3.0%
	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	7,700	7,686	0.1%
†	Other—Real Estate Investment Trusts				290,324	1.4%
	Finance—Other
3	Paccar Financial Corp.	2.769%	5/17/10	70,325	69,648	0.3%
					6,286,123	30.8%
Industrial
†	Basic Industry				242,536	1.2%
	Capital Goods
3	Caterpillar Financial Services Corp.	2.766%	8/11/09	74,100	74,031	0.4%
†	Other—Capital Goods				490,112	2.4%
	Communication
	AT&T Inc.	4.125%	9/15/09	64,970	65,181	0.3%
	British Telecommunications PLC	8.625%	12/15/10	68,983	74,387	0.4%
†	Other—Communication				803,914	3.9%
†	Consumer Cyclical				866,923	4.2%
†	Consumer Noncyclical				976,992	4.8%
	Energy
3	Anadarko Petroleum Corp.	3.176%	9/15/09	84,670	84,071	0.4%
	Conoco Funding Co.	6.350%	10/15/11	83,720	88,623	0.4%
†	Other—Energy				343,671	1.7%
	Technology
	International Business
	Machines Corp.	4.950%	3/22/11	73,300	75,641	0.4%
3	Oracle Corp.	2.738%	5/14/10	93,775	93,266	0.5%
†	Other—Technology				249,539	1.2%
†	Transportation				426,762	2.1%
†	Industrial—Other				23,868	0.1%
					4,979,517	24.4%
Utilities
†	Electric				655,856	3.3%
†	Natural Gas				308,917	1.5%
					964,773	4.8%
Total Corporate Bonds (Cost $18,124,857)					17,640,892	86.5%
† Sovereign Bonds (U.S. Dollar-Denominated) (Cost $324,939)					321,673	1.6%
Taxable Municipal Bonds
	Louisiana Public Facs. Auth.
	Systems Rev.	4.500%	2/1/14	63,850	64,416	0.3%
†	Other—Taxable Municipal Bonds				47,726	0.2%
Total Taxable Municipal Bonds (Cost $114,554)					112,142	0.5%
† Tax-Exempt Municipal Bonds (Cost $58,976)					60,804	0.3%

Short-Term Investment-Grade Fund

				Market	Percentage
				Value•	of Net
		Coupon	Shares	($000)	Assets
Preferred Stocks
3	Fannie Mae	5.948%	934,000	9,807	0.1%
	General Electric Capital Corp.	6.450%	300,000	7,530	0.0%
	Southern California Edison Co.	5.349%	1,234,390	119,654	0.6%
†	Other—Preferred Stocks			85,229	0.4%
Total Preferred Stocks (Cost $289,882)				222,220	1.1%
Temporary Cash Investment
6	Vanguard Market Liquidity Fund
	(Cost $227,609)	2.386%	227,609,409	227,609	1.1%
Total Investments (Cost $20,843,093)				20,307,693	99.5%
Other Assets and Liabilities
Other Assets—Note B				405,615	2.0%
Liabilities				(311,491)	(1.5%)
				94,124	0.5%
Net Assets				20,401,817	100.0%

Short-Term Investment-Grade Fund

At July 31, 2008, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	21,013,702
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(115,441)
Unrealized Appreciation (Depreciation)
Investment Securities	(535,400)
Futures Contracts	791
Swap Contracts	38,165
Net Assets	20,401,817

Investor Shares—Net Assets
Applicable to 1,074,478,690 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	11,234,511
Net Asset Value Per Share—Investor Shares	$10.46

Admiral Shares—Net Assets
Applicable to 844,181,568 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	8,826,593
Net Asset Value Per Share—Admiral Shares	$10.46

Institutional Shares—Net Assets
Applicable to 32,586,098 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	340,713
Net Asset Value Per Share—Institutional Shares	$10.46

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate security.

4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of these securities was $2,906,759,000, representing 14.2% of net assets.

5 Securities with a value of $10,106,000 have been segregated as initial margin for open futures contracts.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Short-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Dividends	5,501
Interest[1]	471,728
Total Income	477,229
Expenses
The Vanguard Group—Note B
Investment Advisory Services	925
Management and Administrative
Investor Shares	9,190
Admiral Shares	2,712
Institutional Shares	64
Marketing and Distribution
Investor Shares	1,314
Admiral Shares	972
Institutional Shares	47
Custodian Fees	136
Shareholders’ Reports
Investor Shares	126
Admiral Shares	17
Institutional Shares	—
Trustees’ Fees and Expenses	14
Total Expenses	15,517
Expenses Paid Indirectly—Note C	(136)
Net Expenses	15,381
Net Investment Income	461,848
Realized Net Gain (Loss)
Investment Securities Sold	13,756
Futures Contracts	70,243
Swap Contracts	54,065
Realized Net Gain (Loss)	138,064
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(595,923)
Futures Contracts	(47,831)
Swap Contracts	(71,356)
Change in Unrealized Appreciation (Depreciation)	(715,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	(115,198)

1 Interest income from an affiliated company of the fund was $5,651,000.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	461,848	937,239
Realized Net Gain (Loss)	138,064	53,566
Change in Unrealized Appreciation (Depreciation)	(715,110)	343,920
Net Increase (Decrease) in Net Assets Resulting from Operations	(115,198)	1,334,725
Distributions
Net Investment Income
Investor Shares	(262,591)	(528,923)
Admiral Shares	(205,584)	(379,524)
Institutional Shares	(9,091)	(21,130)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(477,266)	(929,577)
Capital Share Transactions—Note F
Investor Shares	362,233	607,261
Admiral Shares	676,283	1,244,029
Institutional Shares	(99,448)	42,774
Net Increase (Decrease) from Capital Share Transactions	939,068	1,894,064
Total Increase (Decrease)	346,604	2,299,212
Net Assets
Beginning of Period	20,055,213	17,756,001
End of Period	20,401,817	20,055,213

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.76	$10.54	$10.50	$10.63	$10.81	$10.78
Investment Operations
Net Investment Income	.238	.520	.479	.389	.355	.415
Net Realized and Unrealized Gain (Loss)
on Investments	(.292)	.216	.031	(.135)	(.173)	.043
Total from Investment Operations	(.054)	.736	.510	.254	.182	.458
Distributions
Dividends from Net Investment Income	(.246)	(.516)	(.470)	(.384)	(.362)	(.428)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.246)	(.516)	(.470)	(.384)	(.362)	(.428)
Net Asset Value, End of Period	$10.46	$10.76	$10.54	$10.50	$10.63	$10.81

Total Return[1]	–0.50%	7.17%	4.96%	2.44%	1.71%	4.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,235	$11,201	$10,364	$10,414	$13,049	$11,732
Ratio of Total Expenses to
Average Net Assets	0.20%*	0.21%	0.21%	0.21%	0.18%	0.21%
Ratio of Net Investment Income to
Average Net Assets	4.52%*	4.91%	4.55%	3.68%	3.31%	3.80%
Portfolio Turnover Rate	42%*	48%	43%	31%	37%	43%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

Short-Term Investment-Grade Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.76	$10.54	$10.50	$10.63	$10.81	$10.78
Investment Operations
Net Investment Income	.244	.532	.490	.400	.363	.423
Net Realized and Unrealized Gain (Loss)
on Investments	(.292)	.216	.031	(.135)	(.173)	.043
Total from Investment Operations	(.048)	.748	.521	.265	.190	.466
Distributions
Dividends from Net Investment Income	(.252)	(.528)	(.481)	(.395)	(.370)	(.436)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.252)	(.528)	(.481)	(.395)	(.370)	(.436)
Net Asset Value, End of Period	$10.46	$10.76	$10.54	$10.50	$10.63	$10.81

Total Return	–0.45%	7.29%	5.07%	2.55%	1.79%	4.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,827	$8,403	$6,993	$6,733	$4,254	$3,907
Ratio of Total Expenses to
Average Net Assets	0.10%*	0.10%	0.10%	0.10%	0.11%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.62%*	5.02%	4.66%	3.79%	3.38%	3.87%
Portfolio Turnover Rate	42%*	48%	43%	31%	37%	43%

* Annualized.

Short-Term Investment-Grade Fund

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.76	$10.54	$10.50	$10.63	$10.81	$10.78
Investment Operations
Net Investment Income	.245	.535	.493	.404	.366	.427
Net Realized and Unrealized Gain (Loss)
on Investments	(.292)	.216	.031	(.135)	(.173)	.043
Total from Investment Operations	(.047)	.751	.524	.269	.193	.470
Distributions
Dividends from Net Investment Income	(.253)	(.531)	(.484)	(.399)	(.373)	(.440)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.253)	(.531)	(.484)	(.399)	(.373)	(.440)
Net Asset Value, End of Period	$10.46	$10.76	$10.54	$10.50	$10.63	$10.81

Total Return	–0.44%	7.32%	5.11%	2.58%	1.81%	4.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$341	$451	$400	$517	$891	$849
Ratio of Total Expenses to
Average Net Assets	0.07%*	0.07%	0.07%	0.07%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.65%*	5.05%	4.69%	3.82%	3.41%	3.90%
Portfolio Turnover Rate	42%*	48%	43%	31%	37%	43%

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Short-Term Investment-Grade Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon occurrence of a credit event (for selling credit protection), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the buyer will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $1,178,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $136,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Short-Term Investment-Grade Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $15,418,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2008, the fund had available realized losses of $189,134,000 to offset future net capital gains of $77,747,000 through January 31, 2011, $29,567,000 through January 31, 2013, $49,839,000 through January 31, 2014, and $31,981,000 through January 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2008, the cost of investment securities for tax purposes was $20,843,093,000. Net unrealized depreciation of investment securities for tax purposes was $535,400,000, consisting of unrealized gains of $88,437,000 on securities that had risen in value since their purchase and $623,837,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of Long	Settlement	Appreciation
Futures Contracts	(Short) Contracts	Value	(Depreciation)
2-Year Treasury Note	6,852	1,452,624	5,287
5-Year Treasury Note	(5,634)	627,267	(3,543)
10-Year Treasury Note	(746)	85,662	(953)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2008, the fund had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional	Premium	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	(Paid)	($000)
Credit Protection Sold
Procter & Gamble Co.	9/20/08	DBS	111,800	0.120%	(41)
Burlington Northern
Santa Fe Corp.	6/20/12	DBS	18,400	0.400%	6
Johnson & Johnson	9/20/12	UBS	7,340	0.080%	(22)
Johnson & Johnson	9/20/12	GS	18,345	0.070%	(61)
Lehman Brothers Inc.	12/20/12	BA	14,675	1.190%	(1,337)
Credit Protection Purchased
AT&T Inc.	6/20/13	GS	12,700	(1.040%)	(240)
Merrill Lynch & Co., Inc.	9/20/13	BA	14,700	(2.900%)	(163)
					(1,858)

Short-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
9/19/08	LEH	119,400	4.743%	(2.809%)[2]	273
3/1/09	WB	175,000	4.858%	(2.682%)[2]	1,657
4/17/09	LEH	117,500	5.637%	(2.789%)[2]	1,977
5/18/09	LEH	44,000	5.601%	(2.719%)[2]	813
6/2/09	DBS	40,850	3.765%	(2.682%)[2]	175
6/2/09	WB	56,470	5.629%	(2.682%)[2]	1,095
6/9/09	LEH	81,000	5.636%	(2.677%)[2]	1,609
6/18/09	LEH	34,200	5.039%	(2.813%)[2]	518
7/27/09	LEH	35,000	5.468%	(2.795%)[2]	739
8/8/09	LEH	98,750	5.039%	(2.758%)[2]	1,699
8/11/09	WB	74,100	2.380%	(2.716%)[2]	(662)
8/21/09	LEH	43,450	5.274%	(2.678%)[2]	881
8/25/09	LEH	16,160	5.628%	(2.638%)[2]	390
9/15/09	LEH	177,000	3.855%	(2.776%)[2]	1,029
9/17/09	WB	70,000	2.418%	(2.458%)[3]	(671)
10/2/09	LEH	61,500	5.026%	(2.783%)[2]	1,186
10/13/09	LEH	60,900	5.052%	(2.788%)[2]	1,224
10/26/09	LEH	60,880	5.170%	(2.795%)[2]	1,346
11/16/09	LEH	38,620	4.641%	(2.720%)[2]	630
11/16/09	WB	9,500	2.430%	(2.460%)[3]	(106)
11/20/09	LEH	119,400	4.979%	(2.695%)[2]	2,469
12/9/09	LEH	18,900	5.414%	(2.677%)[2]	511
12/14/09	LEH	38,500	5.414%	(2.776%)[2]	1,047
12/17/09	LEH	23,500	5.413%	(2.814%)[2]	642
12/18/09	LEH	61,800	4.973%	(2.813%)[2]	1,329
12/23/09	LEH	49,750	5.045%	(2.801%)[2]	1,128
1/15/10	WB	100,900	5.416%	(2.791%)[2]	2,906
2/15/10	WB	75,000	5.468%	(2.458%)[3]	2,324
5/8/10	WB	101,310	2.503%	(2.758%)[2]	(1,551)
5/10/10	LEH	41,400	5.239%	(2.716%)[2]	1,299
5/15/10	LEH	183,000	4.828%	(2.676%)[2]	4,449
5/15/10	WB	59,350	2.440%	(2.458%)[3]	(983)
5/18/10	BZW	48,900	2.553%	(2.719%)[2]	(715)
5/21/10	LEH	204,275	5.262%	(2.678%)[2]	6,571
6/15/10	LEH	51,600	4.982%	(2.791%)[2]	1,448
6/15/10	BZW	25,000	2.594%	(2.776%)[2]	(372)

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
6/28/10	LEH	15,700	5.413%	(2.801%)[2]	569
7/17/10	WB	37,500	2.583%	(2.482%)[3]	(598)
8/2/10	LEH	20,000	5.419%	(2.850%)[2]	761
8/15/10	LEH	41,500	5.418%	(2.676%)[2]	1,588
10/16/11	WB	24,450	3.022%	(2.791%)[2]	(601)
					40,023
1 BA—Bank of America, N.A.
BZW—Barclays Capital Inc.
DBS—Deutsche Bank AG.
GS—Goldman Sachs Capital Markets.
LEH—Lehman Brothers Special Financing Inc.
UBS—UBS AG.
WB—Wachovia Bank, N.A.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At July 31, 2008, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. During the six months ended July 31, 2008, the fund purchased $3,444,270,000 of investment securities and sold $3,099,511,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,055,899,000 and $849,888,000, respectively.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,801,132	169,733	3,084,096	290,971
Issued in Lieu of Cash Distributions	241,414	22,803	486,843	45,895
Redeemed	(1,680,313)	(158,607)	(2,963,678)	(279,265)
Net Increase (Decrease)—Investor Shares	362,233	33,929	607,261	57,601
Admiral Shares
Issued	1,911,847	180,267	3,068,780	289,500
Issued in Lieu of Cash Distributions	172,502	16,295	321,009	30,258
Redeemed	(1,408,066)	(132,958)	(2,145,760)	(202,379)
Net Increase (Decrease)—Admiral Shares	676,283	63,604	1,244,029	117,379

Short-Term Investment-Grade Fund

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	19,409	1,832	72,562	6,848
Issued in Lieu of Cash Distributions	7,836	739	18,817	1,774
Redeemed	(126,693)	(11,911)	(48,605)	(4,590)
Net Increase (Decrease)—Institutional Shares	(99,448)	(9,340)	42,774	4,032

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2008, based on the inputs used to value them:

	Investments	Futures	Swap
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	449,829	791	—
Level 2—Other significant observable inputs	19,857,864	—	38,165
Level 3—Significant unobservable inputs	—	—	—
Total	20,307,693	791	38,165

Intermediate-Term Investment-Grade Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	704	1,205	9,469
Yield[3]		6.5%	5.1%
Investor Shares	5.9%
Admiral Shares	6.0%
Yield to Maturity	6.5%[4]	6.5%	5.2%
Average Coupon	5.6%	5.8%	5.4%
Average Effective
Maturity	6.3 years	8.0 years	7.5 years
Average Quality[5]	A1	A1	Aa1
Average Duration	5.0 years	6.3 years	4.8 years
Expense Ratio[6]		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Short-Term Reserves	0.3%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	12.3%
Finance	39.7
Foreign	2.5
Government Mortgage-Backed	0.1
Industrial	33.2
Treasury/Agency	1.7
Utilities	9.7
Other	0.5
Short-Term Reserves	0.3

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.90	0.93
Beta	0.86	1.13

Distribution by Credit Quality[5] (% of portfolio)

Aaa	17.6%
Aa	22.0
A	34.9
Baa	23.4
Ba	1.3
B	0.2
Other	0.6

Distribution by Maturity (% of portfolio)

Under 1 Year	2.1%
1–5 Years	42.7
5–10 Years	53.6
10–20 Years	0.6
20–30 Years	0.0
Over 30 Years	1.0

Investment Focus

1 Lehman 5–10 Year U.S. Credit Index.

2 Lehman U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 80–81.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	1.2%	6.5%	7.7%	8.4%
2000	–8.9	6.2	–2.7	–3.7
2001	5.4	7.8	13.2	14.3
2002	1.5	6.7	8.2	8.1
2003	3.1	6.2	9.3	11.0
2004	2.1	5.3	7.4	9.7
2005	–0.5	4.7	4.2	5.4
2006	–3.3	4.7	1.4	0.6
2007	–0.7	5.2	4.5	4.4
2008	2.8	5.4	8.2	6.9
2009[2]	–5.0	2.6	–2.4	–3.0

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	11/1/1993	5.42%	3.50%	–0.19%	5.81%	5.62%
Admiral Shares	2/12/2001	5.53	3.61	0.13[4]	5.53[4]	5.66[4]

1 Lehman 5–10 Year U.S. Credit Index.

2 Six months ended July 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 41–42 for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2008

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note	3.875%	5/15/18	100,000	99,156	1.6%
	U.S. Treasury Note	4.625%	2/15/17	4,500	4,753	0.1%
					103,909	1.7%
Mortgage-Backed Securities
†	Conventional Mortgage-Backed Securities				3,667	0.1%
†	Nonconventional Mortgage-Backed Securities				1,546	0.0%
					5,213	0.1%
Total U.S. Government and Agency Obligations (Cost $109,227)					109,122	1.8%
Corporate Bonds
Asset-Backed/Commercial Mortgage-Backed Securities
3	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,199	0.2%
1	Banc of America Commercial
	Mortgage, Inc.	6.158%	2/10/51	20,000	19,395	0.3%
1	Chase Issuance Trust	4.650%	3/15/15	49,000	48,530	0.8%
[1,2]	Chase Issuance Trust	2.498%	10/15/12	25,000	24,617	0.4%
1	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	50,000	49,937	0.8%
[1,2]	Citibank Credit Card
	Issuance Trust	2.528%	10/20/14	25,000	24,123	0.4%
[1,2]	Citibank Credit Card
	Issuance Trust	3.658%–5.150%	3/7/11–5/22/17	37,325	36,829	0.6%
[1,2]	MBNA Credit Card
	Master Note Trust	2.518%	6/15/15	31,000	29,846	0.5%
1	Morgan Stanley Capital I	5.650%	6/13/42	24,100	23,919	0.4%
[1,2,3]	Nordstrom Private Label
	Credit Card Master Trust	2.518%	5/15/15	28,000	27,056	0.4%
†	Other—Asset Backed/Commercial
	Mortgage-Backed Securities				455,208	7.5%
					750,659	12.3%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Finance
	Banking
	Bank One Corp.	4.900%	4/30/15	15,000	14,100	0.2%
	Bank of America Corp.	5.420%	3/15/17	42,300	37,917	0.6%
	Bank of America Corp.	4.875%–5.650%	1/15/13–5/1/18	50,121	47,438	0.8%
	Bear Stearns Co., Inc.	7.250%	2/1/18	21,000	22,035	0.4%
	Bear Stearns Co., Inc.	5.700%	11/15/14	10,785	10,456	0.2%
	Citigroup, Inc.	5.500%	4/11/13	33,550	32,850	0.5%
	Citigroup, Inc.	5.500%	2/15/17	25,000	23,083	0.4%
	Citigroup, Inc.	5.625%	8/27/12	20,000	19,665	0.3%
1	Citigroup, Inc.	8.400%	4/29/49	22,000	19,151	0.3%
	Citigroup, Inc.	5.000%–7.250%	10/1/10–8/15/17	29,900	27,912	0.5%
	Golden West Financial Corp.	4.750%	10/1/12	22,450	20,222	0.3%
	HSBC Bank USA	4.625%	4/1/14	22,000	20,875	0.3%
	JPMorgan Chase & Co.	4.750%	5/1/13	20,000	19,359	0.3%
	JPMorgan Chase & Co.	4.500%–7.900%	2/1/11–12/29/49	79,050	77,417	1.3%
	MBNA Corp.	7.500%	3/15/12	6,145	6,324	0.1%
	Southtrust Corp.	5.800%	6/15/14	14,705	13,248	0.2%
	Wachovia Bank NA	4.800%–6.000%	11/1/14–11/15/17	22,000	18,742	0.3%
	Wachovia Corp.	5.625%	10/15/16	25,000	20,888	0.3%
	Wachovia Corp.	5.750%–7.980%	2/1/18–2/28/49	10,525	8,610	0.1%
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	10,000	10,074	0.2%
	Western Financial Bank	9.625%	5/15/12	1,640	1,679	0.0%
† [4]	Other—Banking				622,892	10.3%
	Brokerage
1	Goldman Sachs Capital II	5.793%	6/1/49	30,000	20,550	0.3%
	Goldman Sachs Group, Inc.	5.625%	1/15/17	29,000	26,654	0.4%
	Goldman Sachs Group, Inc.	6.150%	4/1/18	20,750	20,054	0.3%
	Goldman Sachs Group, Inc.	3.101%–5.950%	7/23/09–1/18/18	24,500	23,618	0.4%
	Lehman Brothers
	Holdings, Inc.	6.200%	9/26/14	22,500	21,127	0.4%
	Lehman Brothers
	Holdings, Inc.	5.625%–6.875%	1/24/13–5/2/18	37,755	34,752	0.6%
	Merrill Lynch & Co., Inc.	4.500%	11/4/10	25,000	24,197	0.4%
	Merrill Lynch & Co., Inc.	5.450%–6.875%	2/5/13–4/25/18	42,425	38,257	0.6%
	Morgan Stanley
	Dean Witter	6.625%	4/1/18	52,150	48,762	0.8%
	Morgan Stanley
	Dean Witter	4.750%	4/1/14	26,250	22,811	0.4%
	Morgan Stanley
	Dean Witter	5.375%–5.950%	10/15/15–12/28/17	35,000	30,964	0.5%
†	Other—Brokerage				20,936	0.4%
	Finance Companies
	American Express Bank, FSB	5.500%	4/16/13	7,000	6,768	0.1%
	American Express
	Centurion Bank	6.000%	9/13/17	21,000	20,363	0.3%
	American Express
	Centurion Bank	2.620%–5.550%	11/16/09–7/15/13	24,150	23,919	0.4%
	American Express Co.	4.875%	7/15/13	16,417	15,579	0.2%
	American General
	Finance Corp.	5.850%	6/1/13	25,000	21,465	0.4%
	American General
	Finance Corp.	4.875%–6.900%	5/15/10–12/15/17	35,500	30,970	0.5%
	General Electric Capital Corp.	5.875%	2/15/12	54,600	56,437	0.9%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	General Electric
	Capital Corp.	6.000%	6/15/12	25,000	25,914	0.4%
	General Electric
	Capital Corp.	5.625%	5/1/18	20,000	19,487	0.3%
	General Electric
	Capital Corp.	4.375%–6.375%	3/3/12–11/15/67	29,850	28,666	0.5%
1	HSBC Finance
	Capital Trust IX	5.911%	11/30/35	27,500	21,946	0.4%
	International Lease
	Finance Corp.	4.950%–6.375%	2/1/11–6/1/14	40,375	35,722	0.6%
†	Other—Finance Companies				67,012	1.1%
	Insurance
[1,3]	AGFC Capital Trust I	6.000%	1/15/67	8,000	6,129	0.1%
	American International
	Group, Inc.	5.850%	1/16/18	10,000	8,994	0.1%
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	29,100	28,728	0.5%
[2,3]	MassMutual Global Funding II	2.832%	12/6/13	35,000	33,067	0.5%
†	Other—Insurance				281,978	4.7%
	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	1,900	1,899	0.0%
†	Other—Real Estate
	Investment Trusts				174,280	2.9%
†	Finance—Other				13,882	0.2%
					2,350,824	38.5%
Industrial
†	Basic Industries				84,996	1.4%
	Capital Goods
	General Electric Co.	5.250%	12/6/17	5,000	4,862	0.1%
†	Other—Capital Goods				211,173	3.4%
	Communication
	France Telecom	7.750%	3/1/11	25,000	26,666	0.4%
	Time Warner Cable Inc.	6.750%	7/1/18	20,000	20,250	0.3%
	Verizon Communications Corp.	5.550%	2/15/16–2/15/18	10,000	9,697	0.2%
	Verizon Global Funding Corp.	7.375%	9/1/12	40,000	43,267	0.7%
	Verizon Global Funding Corp.	6.875%	6/15/12	16,000	16,979	0.3%
†	Other—Communication				227,369	3.7%
	Consumer Cyclical
	DaimlerChrysler North America
	Holding Corp.	5.750%	9/8/11	30,000	30,103	0.5%
	McDonald’s Corp.	5.350%	3/1/18	20,000	19,684	0.3%
†	Other—Consumer Cyclical				216,367	3.6%
	Consumer Noncyclical
	Biogen Idec Inc.	6.875%	3/1/18	27,000	27,453	0.4%
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	19,992	0.3%
3	Health Care Services Corp.	7.750%	6/15/11	20,000	21,544	0.4%
	Medtronic Inc.	4.750%	9/15/15	20,000	19,303	0.3%
† [4]	Other—Consumer Noncyclical				476,467	7.8%
	Energy
	Shell International Finance	4.950%	3/22/12	33,680	34,720	0.6%
†	Other—Energy				203,846	3.3%
	Technology
	Cisco Systems Inc.	5.500%	2/22/16	21,940	22,190	0.4%
	IBM International Group Capital	5.050%	10/22/12	25,000	25,592	0.4%
†	Other—Technology				91,016	1.5%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
†	Transportation				106,570	1.7%
†	Industrial—Other				40,055	0.7%
					2,000,161	32.7%
Utilities
	Electric
3	ITC Holdings Corp.	6.050%	1/31/18	20,000	19,721	0.3%
1	Wisconsin Energy Corp.	6.250%	5/15/67	25,000	21,029	0.3%
†	Other—Electric				317,880	5.3%
	Natural Gas
	Teppco Partners, LP	6.650%	4/15/18	20,000	20,175	0.3%
†	Other—Natural Gas				187,204	3.1%
					566,009	9.3%
Total Corporate Bonds (Cost $5,946,963)					5,667,653	92.8%
† Sovereign Bonds (U.S. Dollar-Denominated) (Cost $156,148)					153,210	2.5%
† Taxable Municipal Bonds (Cost $25,807)					23,772	0.4%
† Tax-Exempt Municipal Bond (Cost $9,021)					9,306	0.2%
				Shares
Preferred Stocks
2	Bank of America Corp.	5.908%		213,775	3,207	0.0%
2	Goldman Sachs Group, Inc.	6.050%		582,000	8,730	0.1%
	Lehman Brothers Holdings	7.250%		8,740	5,681	0.1%
2	Merrill Lynch & Co., Inc.	6.000%		44,600	495	0.0%
	Southern California Edison Co.	5.349%		211,400	20,492	0.3%
†	Other—Preferred Stock				10,726	0.3%
Total Preferred Stocks (Cost $65,720)					49,331	0.8%
Temporary Cash Investment
5	Vanguard Market Liquidity Fund
	(Cost $31,369)	2.386%		31,368,531	31,369	0.5%
Total Investments (Cost $6,344,255)					6,043,763	99.0%
Other Assets and Liabilities
Other Assets—Note B					201,702	3.3%
Liabilities					(140,062)	(2.3%)
					61,640	1.0%
Net Assets					6,105,403	100.0%

Intermediate-Term Investment-Grade Fund

At July 31, 2008, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	6,371,621
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	31,259
Unrealized Appreciation (Depreciation)
Investment Securities	(300,492)
Futures Contracts	4,497
Swap Contracts	(1,482)
Net Assets	6,105,403

Investor Shares—Net Assets
Applicable to 278,194,567 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	2,613,544
Net Asset Value Per Share—Investor Shares	$9.39

Admiral Shares—Net Assets
Applicable to 371,685,334 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	3,491,859
Net Asset Value Per Share—Admiral Shares	$9.39

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 Adjustable-rate note.

3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of these securities was $829,357,000, representing 13.6% of net assets.

4 Securities with a value of $11,330,000 have been segregated as initial margin for open futures contracts.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond

REIT—Real Estate Investment Trust

Intermediate-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Dividends	1,340
Interest[1]	165,193
Total Income	166,533
Expenses
The Vanguard Group—Note B
Investment Advisory Services	279
Management and Administrative
Investor Shares	2,111
Admiral Shares	1,097
Marketing and Distribution
Investor Shares	306
Admiral Shares	379
Custodian Fees	41
Shareholders’ Reports
Investor Shares	52
Admiral Shares	8
Trustees’ Fees and Expenses	5
Total Expenses	4,278
Expenses Paid Indirectly—Note C	(26)
Net Expenses	4,252
Net Investment Income	162,281
Realized Net Gain (Loss)
Investment Securities Sold	30,155
Futures Contracts	18,835
Swap Contracts	7,339
Realized Net Gain (Loss)	56,329
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(344,396)
Futures Contracts	(18,795)
Swap Contracts	(4,099)
Change in Unrealized Appreciation (Depreciation)	(367,290)
Net Increase (Decrease) in Net Assets Resulting from Operations	(148,680)

1 Interest income from an affiliated company of the fund was $1,287,000.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	162,281	294,292
Realized Net Gain (Loss)	56,329	39,842
Change in Unrealized Appreciation (Depreciation)	(367,290)	120,688
Net Increase (Decrease) in Net Assets Resulting from Operations	(148,680)	454,822
Distributions
Net Investment Income
Investor Shares	(69,014)	(129,589)
Admiral Shares	(93,530)	(164,358)
Realized Capital Gain
Investor Shares	(13,265)	—
Admiral Shares	(17,644)	—
Total Distributions	(193,453)	(293,947)
Capital Share Transactions—Note F
Investor Shares	111,127	161,558
Admiral Shares	231,499	570,343
Net Increase (Decrease) from Capital Share Transactions	342,626	731,901
Total Increase (Decrease)	493	892,776
Net Assets
Beginning of Period	6,104,910	5,212,134
End of Period	6,105,403	6,104,910

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.93	$9.66	$9.73	$10.08	$10.19	$10.06
Investment Operations
Net Investment Income	.254	.501	.490	.466	.474	.503
Net Realized and Unrealized Gain (Loss)
on Investments	(.490)	.270	(.071)	(.332)	(.055)	.224
Total from Investment Operations	(.236)	.771	.419	.134	.419	.727
Distributions
Dividends from Net Investment Income	(.254)	(.501)	(.489)	(.466)	(.474)	(.518)
Distributions from Realized Capital Gains	(.050)	—	—	(.018)	(.055)	(.079)
Total Distributions	(.304)	(.501)	(.489)	(.484)	(.529)	(.597)
Net Asset Value, End of Period	$9.39	$9.93	$9.66	$9.73	$10.08	$10.19

Total Return[1]	–2.42%	8.21%	4.45%	1.36%	4.24%	7.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,614	$2,650	$2,418	$2,447	$3,219	$2,813
Ratio of Total Expenses to
Average Net Assets	0.20%*	0.21%	0.21%	0.21%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	5.28%*	5.16%	5.10%	4.71%	4.70%	4.90%
Portfolio Turnover Rate	44%*	48%	43%	51%	40%	55%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

Intermediate-Term Investment-Grade Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.93	$9.66	$9.73	$10.08	$10.19	$10.06
Investment Operations
Net Investment Income	.258	.511	.501	.477	.484	.512
Net Realized and Unrealized Gain (Loss)
on Investments	(.490)	.270	(.071)	(.332)	(.055)	.224
Total from Investment Operations	(.232)	.781	.430	.145	.429	.736
Distributions
Dividends from Net Investment Income	(.258)	(.511)	(.500)	(.477)	(.484)	(.527)
Distributions from Realized Capital Gains	(.050)	—	—	(.018)	(.055)	(.079)
Total Distributions	(.308)	(.511)	(.500)	(.495)	(.539)	(.606)
Net Asset Value, End of Period	$9.39	$9.93	$9.66	$9.73	$10.08	$10.19

Total Return	–2.37%	8.33%	4.57%	1.47%	4.34%	7.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,492	$3,455	$2,794	$2,550	$1,528	$1,318
Ratio of Total Expenses to
Average Net Assets	0.10%*	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	5.38%*	5.27%	5.21%	4.82%	4.80%	4.99%
Portfolio Turnover Rate	44%*	48%	43%	51%	40%	55%

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The fund has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

Intermediate-Term Investment-Grade Fund

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon occurrence of a credit event (for selling credit protection), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss). The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund from the buyer will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Intermediate-Term Investment-Grade Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $528,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $26,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $263,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2008, the cost of investment securities for tax purposes was $6,345,760,000. Net unrealized depreciation of investment securities for tax purposes was $301,997,000, consisting of unrealized gains of $43,789,000 on securities that had risen in value since their purchase and $345,786,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2008, the aggregate settlement value of open futures contracts expiring in September 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of Long	Settlement	Appreciation
Futures Contracts	(Short) Contracts	Value	(Depreciation)
10-Year Treasury Note	4,057	465,858	4,750
2-Year Treasury Note	(484)	102,608	(365)
5-Year Treasury Note	82	9,130	112

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At July 31, 2008, the fund had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Burlington Northern Santa Fe Corp.	6/20/12	DBS	5,000	0.400%	2
Johnson & Johnson	9/20/12	UBS	2,160	0.080%	(6)
Johnson & Johnson	9/20/12	GS	5,400	0.070%	(18)
Lehman Brothers Inc.	12/20/12	BA	10,000	1.190%	(911)
					(933)

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
5/29/09	LEH	10,000	3.175%	(2.638%)	(4)
5/8/10	LEH	9,000	3.758%	(2.758%)	54
					50

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Rate Paid[3]	($000)
Lehman AAA Commercial
Mortgage-Backed Securities Index
10/31/08	BA	20,000	2.963%	(599)

E. During the six months ended July 31, 2008, the fund purchased $1,225,014,000 of investment securities and sold $694,578,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $293,953,000 and $593,481,000, respectively.

1	BA—Bank of America, N.A.
DBS—Deutsche Bank AG
GS—Goldman Sachs Capital Markets
LEH—Lehman Brothers Special Financing Inc.
UBS—UBS AG
2	Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3	Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	434,830	44,792	745,232	76,618
Issued in Lieu of Cash Distributions	68,312	7,077	104,563	10,756
Redeemed	(392,015)	(40,448)	(688,237)	(70,836)
Net Increase (Decrease)—Investor Shares	111,127	11,421	161,558	16,538
Admiral Shares
Issued	565,595	58,472	1,064,565	109,633
Issued in Lieu of Cash Distributions	89,930	9,315	127,429	13,103
Redeemed	(424,026)	(44,013)	(621,651)	(63,911)
Net Increase (Decrease)—Admiral Shares	231,499	23,774	570,343	58,825

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2008, based on the inputs used to value them:

	Investments	Futures	Swap
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	80,700	4,497	—
Level 2—Other significant observable inputs	5,963,063	—	(1,482)
Level 3—Significant unobservable inputs	—	—	—
Total	6,043,763	4,497	(1,482)

Long-Term Investment-Grade Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	212	567	9,469
Yield[3]		6.9%	5.1%
Investor Shares	6.4%
Admiral Shares	6.5%
Yield to Maturity	6.5%[4]	6.9%	5.2%
Average Coupon	6.5%	6.4%	5.4%
Average Effective
Maturity	22.1 years	25.2 years	7.5 years
Average Quality[5]	A1	Aa3	Aa1
Average Duration	11.2 years	11.6 years	4.8 years
Expense Ratio[6]		—	—
Investor Shares	0.21%
Admiral Shares	0.12%
Short-Term Reserves	1.0%	—	—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	0.0%
Finance	25.4
Foreign	4.0
Government Mortgage-Backed	0.0
Industrial	39.7
Treasury/Agency	9.1
Utilities	12.1
Other	8.7
Short-Term Reserves	1.0

Volatility Measures[8]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.76
Beta	0.98	2.01

Distribution by Credit Quality[5] (% of portfolio)

Aaa	17.4%
Aa	26.8
A	40.4
Baa	14.5
Other	0.9

Distribution by Maturity (% of portfolio)

Under 1 Year	0.0%
1–5 Years	0.0
5–10 Years	4.8
10–20 Years	29.0
20–30 Years	65.3
Over 30 Years	0.9

Investment Focus

1 Lehman U.S. Long Credit A or Better Index.

2 Lehman U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 80–81.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	2.9%	6.6%	9.5%	10.3%
2000	–13.3	5.9	–7.4	–8.3
2001	6.8	7.7	14.5	15.8
2002	1.5	6.8	8.3	9.1
2003	5.0	6.8	11.8	12.7
2004	2.2	5.9	8.1	7.7
2005	3.8	6.0	9.8	10.0
2006	–4.0	5.3	1.3	1.3
2007	–2.3	5.7	3.4	3.6
2008	–1.4	5.8	4.4	3.7
2009[2]	–6.4	2.8	–3.6	–4.1

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	7/9/1973	3.13%	3.24%	–0.62%	6.18%	5.56%
Admiral Shares	2/12/2001	3.23	3.36	0.05[4]	6.09[4]	6.14[4]

1 Lehman U.S. Long Credit AA or Better Index through March 2000; Lehman U.S. Long Credit A or Better Index thereafter.

2 Six months ended July 31, 2008.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 57–58 for dividend and capital gains information.

Long-Term Investment-Grade Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2008

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Bond	5.000%	5/15/37	190,000	202,944	3.7%

Agency Bonds and Notes
1	Federal Home Loan Bank	5.500%	7/15/36	100,000	104,534	1.9%
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	95,000	109,276	2.0%
1	Federal National Mortgage Assn.	6.625%	11/15/30	68,000	80,990	1.4%
					294,800	5.3%
Total U.S. Government and Agency Obligations (Cost $497,414)					497,744	9.0%
Corporate Bonds
Finance
	Banking
	Banc One Corp.	7.625%–8.000%	7/15/25–4/29/27	50,000	53,005	1.0%
	Bank of America Corp.	6.000%	10/15/36	60,000	53,856	1.0%
	Citigroup, Inc.	6.625%	6/15/32	38,000	33,558	0.6%
	Citigroup, Inc.	5.850%–6.625%	1/15/28–8/25/36	72,735	62,117	1.1%
2	HBOS Treasury
	Services PLC	6.000%	11/1/33	46,500	35,772	0.6%
	HSBC Bank USA	5.875%	11/1/34	45,700	38,497	0.7%
	HSBC Bank USA	5.625%	8/15/35	28,000	22,579	0.4%
	HSBC Holdings PLC	7.625%	5/17/32	21,200	21,414	0.4%
	JPMorgan Chase & Co.	6.400%	5/15/38	59,000	51,358	0.9%
	NationsBank Corp.	6.800%	3/15/28	35,000	32,630	0.6%
†	Other—Banking				231,415	4.2%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Brokerage
	Goldman Sachs Group, Inc.	6.125%	2/15/33	45,725	39,624	0.7%
	Goldman Sachs Group, Inc.	6.450%–6.750%	5/1/36–10/1/37	46,000	40,733	0.7%
†	Other—Brokerage				66,117	1.2%
	Finance Companies
	General Electric Capital Corp.	6.750%	3/15/32	90,000	90,931	1.7%
†	Other—Finance Companies				6,687	0.1%
	Insurance
	AXA Financial, Inc.	7.000%	4/1/28	34,910	34,279	0.6%
	Hartford Financial
	Services Group, Inc.	6.100%	10/1/41	47,500	39,540	0.7%
	Hartford Financial
	Services Group, Inc.	5.950%	10/15/36	22,610	19,526	0.4%
	MetLife, Inc.	5.700%–6.375%	6/15/34–6/15/35	20,000	18,651	0.3%
2	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	39,782	0.7%
2	New York Life Insurance	5.875%	5/15/33	70,275	66,364	1.2%
†	Other—Insurance				284,912	5.2%
					1,383,347	25.0%
Industrial
	Basic Industry
	Aluminum Co. of America	6.750%	1/15/28	45,000	42,131	0.7%
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	42,100	43,026	0.8%
†	Other—Basic Industry				53,489	1.0%
	Capital Goods
	Caterpillar, Inc.	6.625%	7/15/28	35,000	36,804	0.7%
2	Hutchison Whampoa
	International Ltd.	7.450%	11/24/33	50,000	51,017	0.9%
	Minnesota Mining &
	Manufacturing Corp.	6.375%	2/15/28	35,000	37,797	0.7%
	Minnesota Mining &
	Manufacturing Corp.	5.700%	3/15/37	35,000	34,891	0.6%
†	Other—Capital Goods				112,169	2.0%
	Communication
	AT&T Wireless	8.750%	3/1/31	50,000	59,711	1.1%
	Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	6,962	0.1%
	BellSouth Corp.	6.875%	10/15/31	40,000	39,780	0.7%
	BellSouth Corp.	6.000%	11/15/34	40,000	36,456	0.7%
	CBS Corp.	7.875%	7/30/30	40,000	36,893	0.7%
	Deutsche Telekom
	International Finance	8.750%	6/15/30	50,000	56,125	1.0%
	France Telecom	8.500%	3/1/31	48,175	57,102	1.0%
	GTE Corp.	6.940%	4/15/28	20,000	19,008	0.3%
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	20,667	0.4%
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	26,618	0.5%
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	26,122	0.5%
	Pacific Bell	7.125%	3/15/26	15,000	15,306	0.3%
	Time Warner Cable Inc.	6.550%	5/1/37	40,000	36,939	0.7%
	Verizon Communications Corp.	6.250%	4/1/37	15,000	13,750	0.2%
	Verizon Global
	Funding Corp.	5.850%–7.750%	12/1/30–9/15/35	40,500	37,491	0.7%
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	9,283	0.2%
†	Other—Communication				102,309	1.8%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Cyclical
	CVS Corp.	6.250%	6/1/27	34,000	32,896	0.6%
	Wal-Mart Stores, Inc.	7.550%	2/15/30	50,000	56,531	1.0%
	Wal-Mart Stores, Inc.	6.200%	4/15/38	14,000	13,643	0.3%
†	Other—Consumer Cyclical				112,555	2.0%
	Consumer Noncyclical
	Bestfoods	6.625%	4/15/28	30,000	31,048	0.6%
	CPC International, Inc.	7.250%	12/15/26	30,000	33,171	0.6%
	Procter & Gamble Co.	5.500%–6.450%	1/15/26–3/5/37	64,000	64,249	1.2%
3	Procter & Gamble Co. ESOP	9.360%	1/1/21	36,327	45,097	0.8%
	Wyeth	5.950%	4/1/37	50,000	47,550	0.8%
†	Other—Consumer Noncyclical				399,900	7.2%
	Energy
	ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	30,300	30,598	0.6%
	Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	41,384	0.7%
†	Other—Energy				116,490	2.1%
	Technology
	International Business
	Machines Corp.	7.000%	10/30/25	50,000	54,350	1.0%
†	Transportation				45,817	0.8%
†	Industrial—Other				24,736	0.5%
					2,161,861	39.1%
Utilities
	Electric
	Appalachian Power Co.	6.700%	8/15/37	50,000	46,847	0.9%
	Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	46,658	0.8%
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	50,000	55,284	1.0%
	Northern States Power Co.	7.125%	7/1/25	30,000	32,973	0.6%
	Northern States Power Co.	6.200%	7/1/37	50,000	50,186	0.9%
	South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	36,203	0.7%
	Virginia Electric & Power Co.	6.000%	5/15/37	50,000	46,748	0.8%
†	Other—Electric				283,434	5.1%
	Natural Gas
	Texas Eastern Transmission	7.000%	7/15/32	17,000	16,386	0.3%
†	Other—Natural Gas				43,561	0.8%
					658,280	11.9%
Total Corporate Bonds (Cost $4,435,828)					4,203,488	76.0%
Sovereign Bonds (U.S. Dollar-Denominated)
	International Bank for
	Reconstruction & Development	7.625%	1/19/23	43,320	55,737	1.0%
	International Bank for
	Reconstruction & Development	4.750%	2/15/35	30,300	29,316	0.5%
	Province of Quebec	7.500%	9/15/29	24,500	31,460	0.6%
	Quebec Hydro Electric	9.400%	2/1/21	40,000	55,770	1.0%
†	Other—Sovereign Bonds				43,516	0.8%
Total Sovereign Bonds (Cost $197,523)					215,799	3.9%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Taxable Municipal Bonds
Illinois (Taxable Pension) GO	5.100%	6/1/33	145,000	133,586	2.4%
Illinois (Taxable Pension) GO	4.950%	6/1/23	8,935	8,591	0.1%
New Jersey Econ. Dev. Auth.
State Pension Rev.	7.425%	2/15/29	50,002	56,857	1.0%
New York City NY Transitional
Finance Auth. Rev.	5.210%	8/1/17	51,980	50,774	0.9%
North Carolina Duke Univ. Rev.	5.850%	4/1/37	38,850	39,007	0.7%
President and Fellows of
Harvard College	6.300%	10/1/37	56,345	58,257	1.1%
† Other—Taxable Municipal Bonds				125,674	2.3%
Total Taxable Municipal Bonds (Cost $486,504)				472,746	8.5%
Temporary Cash Investment
Repurchase Agreement
BNP Paribas Securities Corp.
(Dated 7/31/08, Repurchase
Value $55,899,000, collateralized
by U.S. Treasury Inflation-Indexed
Note 1.750%, 1/15/28)
(Cost $55,896)	2.080%	8/1/08	55,896	55,896	1.0%
Total Investments (Cost $5,673,165)				5,445,673	98.4%
Other Assets and Liabilities
Other Assets—Note C				112,205	2.0%
Liabilities				(23,894)	(0.4%)
				88,311	1.6%
Net Assets				5,533,984	100.0%

Long-Term Investment-Grade Fund

At July 31, 2008, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	5,823,447
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(61,971)
Unrealized Depreciation	(227,492)
Net Assets	5,533,984

Investor Shares—Net Assets
Applicable to 458,312,420 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	3,869,356
Net Asset Value Per Share—Investor Shares	$8.44

Admiral Shares—Net Assets
Applicable to 197,161,711 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	1,664,628
Net Asset Value Per Share—Admiral Shares	$8.44

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of these securities was $329,318,000, representing 6.0% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

Long-Term Investment-Grade Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Interest	172,416
Total Income	172,416
Expenses
Investment Advisory Fees—Note B	657
The Vanguard Group—Note C
Management and Administrative
Investor Shares	3,317
Admiral Shares	581
Marketing and Distribution
Investor Shares	445
Admiral Shares	177
Custodian Fees	8
Shareholders’ Reports
Investor Shares	50
Admiral Shares	4
Trustees’ Fees and Expenses	4
Total Expenses	5,243
Net Investment Income	167,173
Realized Net Gain (Loss) on Investment Securities Sold	(11,673)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(365,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	(209,643)

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	167,173	337,951
Realized Net Gain (Loss)	(11,673)	(28,549)
Change in Unrealized Appreciation (Depreciation)	(365,143)	(44,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	(209,643)	264,729
Distributions
Net Investment Income
Investor Shares	(118,775)	(246,101)
Admiral Shares	(48,398)	(91,850)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(167,173)	(337,951)
Capital Share Transactions—Note F
Investor Shares	25,727	(32,102)
Admiral Shares	146,589	112,338
Net Increase (Decrease) from Capital Share Transactions	172,316	80,236
Total Increase (Decrease)	(204,500)	7,014
Net Assets
Beginning of Period	5,738,484	5,731,470
End of Period	5,533,984	5,738,484

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.02	$9.15	$9.37	$9.76	$9.40	$9.20
Investment Operations
Net Investment Income	.256	.523	.521	.515	.521	.526
Net Realized and Unrealized Gain (Loss)
on Investments	(.580)	(.130)	(.220)	(.390)	.360	.200
Total from Investment Operations	(.324)	.393	.301	.125	.881	.726
Distributions
Dividends from Net Investment Income	(.256)	(.523)	(.521)	(.515)	(.521)	(.526)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.256)	(.523)	(.521)	(.515)	(.521)	(.526)
Net Asset Value, End of Period	$8.44	$9.02	$9.15	$9.37	$9.76	$9.40

Total Return[1]	–3.64%	4.43%	3.39%	1.27%	9.77%	8.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,869	$4,112	$4,196	$4,219	$4,328	$3,944
Ratio of Total Expenses to
Average Net Assets	0.21%*	0.22%	0.25%	0.25%	0.25%	0.28%
Ratio of Net Investment Income to
Average Net Assets	5.91%*	5.78%	5.73%	5.35%	5.58%	5.64%
Portfolio Turnover Rate	8%*	15%	15%	9%	16%	11%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

Long-Term Investment-Grade Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.02	$9.15	$9.37	$9.76	$9.40	$9.20
Investment Operations
Net Investment Income	.260	.532	.533	.527	.531	.535
Net Realized and Unrealized Gain (Loss)
on Investments	(.580)	(.130)	(.220)	(.390)	.360	.200
Total from Investment Operations	(.320)	.402	.313	.137	.891	.735
Distributions
Dividends from Net Investment Income	(.260)	(.532)	(.533)	(.527)	(.531)	(.535)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.260)	(.532)	(.533)	(.527)	(.531)	(.535)
Net Asset Value, End of Period	$8.44	$9.02	$9.15	$9.37	$9.76	$9.40

Total Return	–3.60%	4.53%	3.53%	1.40%	9.89%	8.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,665	$1,627	$1,535	$1,430	$704	$618
Ratio of Total Expenses to
Average Net Assets	0.12%*	0.12%	0.12%	0.12%	0.14%	0.19%
Ratio of Net Investment Income to
Average Net Assets	6.00%*	5.88%	5.86%	5.48%	5.69%	5.73%
Portfolio Turnover Rate	8%*	15%	15%	9%	16%	11%

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Long-Term Investment-Grade Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2008, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $485,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2008, the fund had available realized losses of $50,267,000 to offset future net capital gains of $281,000 through January 31, 2011, $15,169,000 through January 31, 2015, and $34,817,000 through January 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2008, the cost of investment securities for tax purposes was $5,673,165,000. Net unrealized depreciation of investment securities for tax purposes was $227,492,000, consisting of unrealized gains of $120,455,000 on securities that had risen in value since their purchase and $347,947,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2008, the fund purchased $222,580,000 of investment securities and sold $149,416,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $216,525,000 and $81,565,000, respectively.

Long-Term Investment-Grade Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	357,670	40,833	771,394	85,388
Issued in Lieu of Cash Distributions	108,030	12,398	223,901	24,731
Redeemed	(439,973)	(50,570)	(1,027,397)	(113,326)
Net Increase (Decrease)—Investor Shares	25,727	2,661	(32,102)	(3,207)
Admiral Shares
Issued	353,362	40,516	435,712	48,114
Issued in Lieu of Cash Distributions	35,743	4,103	67,894	7,500
Redeemed	(242,516)	(27,749)	(391,268)	(43,191)
Net Increase (Decrease)—Admiral Shares	146,589	16,870	112,338	12,423

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At July 31, 2008, 100% of the fund’s investments were valued based on Level 2 inputs.

High-Yield Corporate Fund

Fund Profile

As of July 31, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	254	1,525	9,469
Yield[3]		11.4%	5.1%
Investor Shares	9.2%
Admiral Shares	9.3%
Yield to Maturity	9.2%[4]	11.5%	5.2%
Average Coupon	7.3%	8.1%	5.4%
Average Effective
Maturity	7.0 years	7.1 years	7.5 years
Average Quality[5]	Ba2	B1	Aa1
Average Duration	4.7 years	4.5 years	4.8 years
Expense Ratio[6]		—	—
Investor Shares	0.26%
Admiral Shares	0.13%
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of portfolio)

Basic Industry	11.8%
Capital Goods	5.1
Communication	17.8
Consumer Cyclical	13.3
Consumer Noncyclical	11.3
Energy	12.4
Finance	3.1
Foreign	0.5
Other Industrial	0.1
Technology	1.6
Transportation	2.5
Treasury/Agency	5.2
Utilities	13.7
Short-Term Reserves	1.6

Volatility Measures[7]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.03
Beta	0.92	0.29

Distribution by Credit Quality[5] (% of portfolio)

Aaa	4.3%
Aa	0.0
A	0.0
Baa	6.2
Ba	37.6
B	43.0
Below B/Other	8.9

Distribution by Maturity (% of portfolio)

Under 1 Year	0.1%
1–5 Years	28.5
5–10 Years	58.6
10–20 Years	5.4
20–30 Years	4.0
Over 30 Years	3.4

Investment Focus

1 Lehman U.S. Corporate High Yield Index.

2 Lehman U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 Moody’s Investors Service.

6 Annualized.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 80–81.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1998–July 31, 2008
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–3.0%	8.3%	5.3%	1.5%
2000	–7.8	8.0	0.2	0.5
2001	–4.4	9.1	4.7	1.6
2002	–9.6	8.5	–1.1	–1.4
2003	–5.7	8.3	2.6	1.2
2004	7.9	8.6	16.5	27.2
2005	–0.2	7.5	7.3	8.9
2006	–3.1	7.0	3.9	4.5
2007	0.5	7.4	7.9	11.3
2008	–6.4	7.1	0.7	–0.6
2009[2]	–6.2	3.7	–2.5	–1.3

Average Annual Total Returns: Periods Ended June 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	12/27/1978	–1.85%	5.04%	–3.67%	7.94%	4.27%
Admiral Shares[3]	11/12/2001	–1.72	5.16	–1.94[4]	7.76[4]	5.82[4]

1 Lehman U.S. Corporate High Yield Index.

2 Six months ended July 31, 2008.

3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year; nor, for the Investor Shares, do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 71–72 for dividend and capital gains information.

High-Yield Corporate Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of July 31, 2008

This Statement summarizes the fund’s holdings by asset type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government Securities
	U.S. Treasury Note	5.500%	5/15/09	90,165	92,532	1.1%
	U.S. Treasury Note	5.750%	8/15/10	93,740	99,789	1.1%
	U.S. Treasury Note	4.875%	7/31/11	95,750	101,375	1.1%
	U.S. Treasury Note	4.000%	11/15/12	100,650	104,424	1.2%
	U.S. Treasury Note	4.250%	8/15/13	56,900	59,541	0.7%
Total U.S. Government Securities (Cost $443,210)					457,661	5.2%
Corporate Bonds
Finance
†	Banking				20,866	0.3%
	Finance Companies
	General Motors
	Acceptance Corp. LLC	8.000%	11/1/31	107,560	61,847	0.7%
	General Motors
	Acceptance Corp. LLC	6.750%–6.875%	8/28/12–12/1/14	62,825	37,792	0.4%
†	Insurance				53,956	0.6%
	Real Estate Investment Trusts
1	Rouse Co.	6.750%	5/1/13	79,660	67,098	0.8%
	Rouse Co.	5.375%	11/26/13	38,885	29,847	0.3%
					271,406	3.1%
Industrial
	Basic Industry
	Arch Western Finance	6.750%	7/1/13	67,495	67,495	0.8%
[2,3]	Calpine Corp.	5.685%	3/29/14	96,951	90,650	1.0%
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	104,410	109,630	1.2%
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	39,685	41,471	0.5%
1	Georgia-Pacific Corp.	7.125%	1/15/17	78,040	72,187	0.8%
	Georgia-Pacific Corp.	8.000%–8.125%	5/15/11–1/15/24	54,135	52,062	0.6%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Novelis Inc.	7.250%	2/15/15	86,400	80,136	0.9%
	US Steel Corp.	7.000%	2/1/18	68,085	66,389	0.8%
1	Vedanta Resources PLC	9.500%	7/18/18	70,390	69,576	0.8%
†	Other—Basic Industry				379,897	4.3%
	Capital Goods
	Allied Waste
	North America Inc.	5.750%–7.250%	2/15/11–6/1/17	102,110	98,925	1.1%
	United Rentals NA Inc.	6.500%	2/15/12	92,250	83,025	0.9%
	United Rentals NA Inc.	7.750%	11/15/13	28,350	22,680	0.3%
†	Other—Capital Goods				238,900	2.7%
	Communication
	CanWest Media Inc.	8.000%	9/15/12	73,909	64,301	0.7%
1	Charter Communications
	OPT LLC	8.000%	4/30/12	95,150	91,106	1.0%
1	Charter Communications
	OPT LLC	8.375%	4/30/14	76,940	72,708	0.8%
	Citizens Communications	9.250%	5/15/11	62,665	65,015	0.7%
	Citizens Communications	6.625%–9.000%	3/15/15–8/15/31	47,355	42,781	0.5%
	CSC Holdings, Inc.	7.625%	7/15/18	79,045	72,425	0.8%
	CSC Holdings, Inc.	6.750%–8.125%	7/15/09–2/15/18	116,315	113,186	1.3%
	Dex Media, Inc.	8.000%	11/15/13	30,840	18,967	0.2%
	DirecTV Holdings	6.375%	6/15/15	70,665	66,602	0.8%
1	DirecTV Holdings	7.625%	5/15/16	48,620	48,255	0.5%
	Idearc Inc.	8.000%	11/15/16	152,910	68,810	0.8%
	Liberty Media Corp.	5.700%	5/15/13	75,450	68,012	0.8%
	Liberty Media Corp.	8.250%–8.500%	7/15/29–2/1/30	53,845	47,570	0.5%
	Qwest Communications
	International Inc.	8.875%	3/15/12	90,455	90,116	1.0%
	Qwest Communications
	International Inc.	7.500%	10/1/14	10,505	9,638	0.1%
	R.H. Donnelley Corp.	6.875%–8.875%	1/15/13–10/15/17	148,395	72,334	0.8%
	US West Communications Group	6.875%	9/15/33	80,755	59,860	0.7%
	Windstream Corp.	8.625%	8/1/16	57,015	57,728	0.7%
	Windstream Corp.	7.000%–8.125%	8/1/13–3/15/19	60,210	56,312	0.7%
†	Other—Communication				370,077	4.2%
	Consumer Cyclical
	Ford Motor Co.	7.450%	7/16/31	27,365	14,161	0.2%
[2,3]	Ford Motor Credit Co.	5.460%	12/15/13	157,140	123,355	1.4%
	Ford Motor Credit Co.	7.000%	10/1/13	144,115	102,319	1.1%
	Ford Motor Credit Co.	7.241%–8.000%	4/15/12–12/15/16	114,345	89,404	1.0%
	Host Hotels & Resorts LP	6.875%	11/1/14	41,280	36,946	0.4%
	Host Marriott LP	7.125%	11/1/13	77,100	71,318	0.8%
	Mandalay Resort Group	9.375%	2/15/10	34,730	33,862	0.4%
	MGM Mirage, Inc.	8.500%	9/15/10	78,475	75,532	0.8%
	MGM Mirage, Inc.	6.750%–8.375%	2/1/11–9/1/12	47,025	41,583	0.5%
1	TRW Automotive Inc.	7.000%	3/15/14	96,785	85,171	1.0%
1	TRW Automotive Inc.	7.250%	3/15/17	49,145	41,773	0.5%
†	Other—Consumer Cyclical				446,876	5.1%
	Consumer Noncyclical
	Aramark Corp.	8.500%	2/1/15	67,790	67,451	0.8%
	Community Health Systems	8.875%	7/15/15	85,085	86,042	1.0%
	Constellation Brands Inc.	7.250%	9/1/16	65,188	62,988	0.7%
	Elan Financial PLC	7.750%	11/15/11	73,235	70,306	0.8%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Elan Financial PLC	6.676%–8.875%	11/15/11–12/1/13	72,490	69,266	0.8%
	HCA Inc.	6.375%	1/15/15	96,955	79,503	0.9%
	HCA Inc.	6.500%	2/15/16	69,575	57,747	0.6%
	HCA Inc.	5.750%–9.250%	3/15/14–6/15/25	50,635	49,240	0.6%
	Tenet Healthcare Corp.	9.875%	7/1/14	63,575	63,893	0.7%
	Tenet Healthcare Corp.	6.500%–9.250%	6/1/12–2/1/15	38,890	37,614	0.4%
†	Other—Consumer Noncyclical				346,889	3.9%
	Energy
	Chesapeake Energy Corp.	6.500%	8/15/17	67,780	63,713	0.7%
	Chesapeake Energy Corp.	6.625%–6.875%	1/15/16–1/15/18	123,700	116,895	1.3%
	OPTI Canada Inc.	8.250%	12/15/14	67,550	68,141	0.8%
	OPTI Canada Inc.	7.875%	12/15/14	24,135	24,014	0.3%
	Peabody Energy Corp.	7.375%	11/1/16	69,675	71,243	0.8%
	Peabody Energy Corp.	6.875%–7.875%	3/15/13–11/1/26	83,185	83,976	0.9%
1	Petroplus Finance Ltd.	6.750%–7.000%	5/1/14–5/1/17	109,025	93,817	1.1%
	Pioneer Natural
	Resources Co.	6.650%	3/15/17	68,845	64,023	0.7%
	Pioneer Natural
	Resources Co.	5.875%–7.2000%	7/15/16–1/15/28	86,990	79,383	0.9%
†	Other—Energy				424,000	4.8%
†	Technology				139,759	1.6%
†	Telecommunications				7,052	0.1%
	Transportation
	Hertz Corp.	8.875%	1/1/14	76,280	69,987	0.8%
^	Hertz Corp.	10.500%	1/1/16	32,355	28,472	0.3%
†	Other—Transportation				116,592	1.3%
†	Industrial—Other				4,473	0.1%
					6,637,605	75.2%
Utilities
	Electric
1	AES Corp.	7.750%–8.750%	5/15/13–6/1/20	108,309	107,400	1.2%
	Dynegy Inc.	8.375%	5/1/16	75,465	75,088	0.9%
	Dynegy Inc.	7.750%	6/1/19	40,000	37,000	0.4%
	Mirant North America LLC	7.375%	12/31/13	59,415	59,564	0.7%
	NRG Energy Inc.	7.375%	2/1/16	96,890	94,226	1.1%
	NRG Energy Inc.	7.375%	1/15/17	69,725	67,459	0.8%
	NRG Energy Inc.	7.250%	2/1/14	30,145	29,542	0.3%
	Reliant Energy, Inc.	6.750%	12/15/14	86,930	89,103	1.0%
	Reliant Energy, Inc.	7.875%	6/15/17	20,000	19,300	0.2%
	TXU Corp.	5.550%–6.550%	11/15/14–11/15/34	208,535	156,210	1.8%
1	Texas Competitive Electric
	Holdings Co. LLC	10.250%	11/1/15	29,175	29,175	0.3%
†	Other—Electric				152,495	1.7%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Natural Gas
	El Paso Natural Gas Co.	7.250%	6/1/18	66,150	65,819	0.8%
†	Other—Natural Gas				215,309	2.4%
					1,197,690	13.6%
Total Corporate Bonds (Cost $9,013,074)					8,106,701	91.9%
† Sovereign Bond (U.S. Dollar-Denominated) (Cost $58,049)					44,660	0.5%
	Temporary Cash Investments
	Repurchase Agreement
	BNP Paribas Securities Corp.
	(Dated 7/31/08, Repurchase Value
	$141,598,000, collateralized by
	U.S. Treasury Inflation-Indexed
	Bond 3.875%, 4/15/29)	2.080%	8/1/08	141,590	141,590	1.6%

				Shares
	Money Market Fund
4	Vanguard Market Liquidity
	Fund—Note G	2.386%		18,038,760	18,039	0.2%
Total Temporary Cash Investments (Cost $159,629)					159,629	1.8%
	Total Investments (Cost $9,673,962)				8,768,651	99.4%
	Other Assets and Liabilities
	Other Assets—Note C				206,788	2.3%
	Liabilities—Note G				(154,155)	(1.7%)
					52,633	0.6%
	Net Assets				8,821,284	100.0%

High-Yield Corporate Fund

At July 31, 2008, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	11,374,610
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,648,015)
Unrealized Depreciation	(905,311)
Net Assets	8,821,284

Investor Shares—Net Assets
Applicable to 821,034,772 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	4,483,415
Net Asset Value Per Share—Investor Shares	$5.46

Admiral Shares—Net Assets
Applicable to 794,380,444 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	4,337,869
Net Asset Value Per Share—Admiral Shares	$5.46

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of these securities was $1,009,310,000, representing 11.4% of net assets.

2 Adjustable-rate note.

3 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2008, the aggregate value of these securities was $251,073,000, representing 2.8% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

High-Yield Corporate Fund

Statement of Operations

Six Months Ended
July 31, 2008
($000)
Investment Income
Income
Interest	352,597
Security Lending	1,215
Total Income	353,812
Expenses
Investment Advisory Fees—Note B	1,658
The Vanguard Group—Note C
Management and Administrative
Investor Shares	4,384
Admiral Shares	1,672
Marketing and Distribution
Investor Shares	497
Admiral Shares	379
Custodian Fees	15
Shareholders’ Reports
Investor Shares	78
Admiral Shares	9
Trustees’ Fees and Expenses	7
Total Expenses	8,699
Expenses Paid Indirectly—Note D	(15)
Net Expenses	8,684
Net Investment Income	345,128
Realized Net Gain (Loss) on Investment Securities Sold	(152,452)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(422,867)
Net Increase (Decrease) in Net Assets Resulting from Operations	(230,191)

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2008	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	345,128	691,064
Realized Net Gain (Loss)	(152,452)	(47,020)
Change in Unrealized Appreciation (Depreciation)	(422,867)	(577,690)
Net Increase (Decrease) in Net Assets Resulting from Operations	(230,191)	66,354
Distributions
Net Investment Income
Investor Shares	(175,246)	(361,709)
Admiral Shares	(169,882)	(329,355)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(345,128)	(691,064)
Capital Share Transactions—Note H
Investor Shares	174,206	(216,455)
Admiral Shares	333,386	264,667
Net Increase (Decrease) from Capital Share Transactions	507,592	48,212
Total Increase (Decrease)	(67,727)	(576,498)
Net Assets
Beginning of Period	8,889,011	9,465,509
End of Period	8,821,284	8,889,011

High-Yield Corporate Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$5.82	$6.22	$6.19	$6.39	$6.40	$5.93
Investment Operations
Net Investment Income	.218	.446	.438	.437	.460	.474
Net Realized and Unrealized Gain (Loss)
on Investments	(.360)	(.400)	.030	(.200)	(.010)	.470
Total from Investment Operations	(.142)	.046	.468	.237	.450	.944
Distributions
Dividends from Net Investment Income	(.218)	(.446)	(.438)	(.437)	(.460)	(.474)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.218)	(.446)	(.438)	(.437)	(.460)	(.474)
Net Asset Value, End of Period	$5.46	$5.82	$6.22	$6.19	$6.39	$6.40

Total Return[1]	–2.51%	0.70%	7.89%	3.89%	7.34%	16.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,483	$4,602	$5,146	$5,214	$7,246	$7,271
Ratio of Total Expenses to
Average Net Assets	0.26%*	0.25%	0.26%	0.25%	0.22%	0.23%
Ratio of Net Investment Income to
Average Net Assets	7.71%*	7.34%	7.13%	7.01%	7.26%	7.65%
Portfolio Turnover Rate	16%*	26%	47%	44%	51%	52%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

*	Annualized.

High-Yield Corporate Fund

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2008	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$5.82	$6.22	$6.19	$6.39	$6.40	$5.93
Investment Operations
Net Investment Income	.222	.454	.446	.445	.466	.477
Net Realized and Unrealized Gain (Loss)
on Investments	(.360)	(.400)	.030	(.200)	(.010)	.470
Total from Investment Operations	(.138)	.054	.476	.245	.456	.947
Distributions
Dividends from Net Investment Income	(.222)	(.454)	(.446)	(.445)	(.466)	(.477)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.222)	(.454)	(.446)	(.445)	(.466)	(.477)
Net Asset Value, End of Period	$5.46	$5.82	$6.22	$6.19	$6.39	$6.40

Total Return[1]	–2.45%	0.83%	8.03%	4.04%	7.44%	16.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,338	$4,287	$4,320	$3,856	$2,225	$2,403
Ratio of Total Expenses to
Average Net Assets	0.13%*	0.13%	0.13%	0.12%	0.12%	0.17%
Ratio of Net Investment Income to
Average Net Assets	7.84%*	7.46%	7.26%	7.14%	7.36%	7.71%
Portfolio Turnover Rate	16%*	26%	47%	44%	51%	52%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fixed Income Securities Funds. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005—2008) and for the period ended July 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2008, the investment advisory fee represented an effective annual rate of 0.04% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2008, the fund had contributed capital of $769,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2008, custodian fee offset arrangements reduced the fund’s expenses by $15,000.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2008, the fund had available realized losses of $1,492,018,000 to offset future net capital gains of $669,185,000 through January 31, 2010, $721,932,000 through January 31, 2011, $53,881,000 through January 31, 2012, $19,765,000 through January 31, 2016, and $27,255,000 through January 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2008, the cost of investment securities for tax purposes was $9,673,962,000. Net unrealized depreciation of investment securities for tax purposes was $905,311,000, consisting of unrealized gains of $47,533,000 on securities that had risen in value since their purchase and $952,844,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2008, the fund purchased $971,832,000 of investment securities and sold $563,860,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $59,532,000 and $93,920,000, respectively.

High-Yield Corporate Fund

G. The market value of securities on loan to broker-dealers at July 31, 2008, was $17,024,000, for which the fund received cash collateral of $18,039,000.

H. Capital share transaction for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2008		January 31, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	575,615	100,696	1,004,788	165,099
Issued in Lieu of Cash Distributions	141,597	25,038	288,723	47,638
Redeemed[1]	(543,006)	(95,521)	(1,509,966)	(249,151)
Net Increase (Decrease)—Investor Shares	174,206	30,213	(216,455)	(36,414)
Admiral Shares
Issued	634,013	110,846	1,130,533	185,810
Issued in Lieu of Cash Distributions	113,218	20,021	218,430	36,057
Redeemed[1]	(413,845)	(73,068)	(1,084,296)	(179,709)
Net Increase (Decrease)—Admiral Shares	333,386	57,799	264,667	42,158

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of July 31, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	18,039
Level 2—Other significant observable inputs	8,750,612
Level 3—Significant unobservable inputs	—
Total	8,768,651

1 Net of redemption fees of $517,000 and $1,365,000 (fund totals).

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 77 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 77 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements sections of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2008	7/31/2008	Period[1]
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$994.95	$0.99
Admiral Shares	1,000.00	995.46	0.50
Institutional Shares	1,000.00	995.60	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$975.76	$0.98
Admiral Shares	1,000.00	976.26	0.49
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$963.56	$1.03
Admiral Shares	1,000.00	964.01	0.59
High-Yield Corporate Fund
Investor Shares	$1,000.00	$974.94	$1.28
Admiral Shares	1,000.00	975.54	0.64
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Institutional Shares	1,000.00	1,024.52	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.87	$1.01
Admiral Shares	1,000.00	1,024.37	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.82	$1.06
Admiral Shares	1,000.00	1,024.27	0.60
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.57	$1.31
Admiral Shares	1,000.00	1,024.22	0.65

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.26% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees has renewed Vanguard Short-Term and Intermediate-Term Investment-Grade Funds’ investment advisory arrangements with The Vanguard Group, Inc. The board also has renewed the investment advisory agreements between Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds and the funds’ advisor, Wellington Management Company, LLP. The board determined that continuing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the benefits to shareholders of continuing to retain Vanguard and Wellington Management as the advisors to the funds, particularly in light of the nature, extent, and quality of services they have provided. The board noted that:

Wellington Management Company. Founded in 1928, Wellington Management Company is among the nation’s oldest and most respected institutional investment managers. The firm has managed Vanguard Long-Term Investment-Grade and High-Yield Corporate Funds since their inceptions. The firm and the funds’ management team have depth and stability. The portfolio managers of the funds are backed by well-tenured teams of research analysts who conduct fundamental analysis. Wellington Management has provided high-quality advisory services for the Long-Term Investment-Grade and High-Yield Corporate Funds and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than 25 years and has advised the Short-Term and Intermediate-Term Investment-Grade Funds since their inceptions. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisors’ experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each fund has performed in line with expectations, and that its results have been competitive versus its benchmark and average peer fund. Information about each fund’s most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that the funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The board noted that the funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections, which also include information about the advisory fee expenses.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fees for the Long-Term Investment-Grade and the High-Yield Corporate Funds, because Wellington Management is independent of Vanguard and the advisory fees are the result of arm’slength negotiations.

The benefit of economies of scale

The board concluded that, with regard to the Short-Term and Intermediate-Term Investment-Grade Funds, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board also concluded that shareholders in the Long-Term Investment-Grade and High-Yield Corporate Funds benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee Since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
156 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer Since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President Since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
156 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by
the fund’s current prospectus.	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q392 092008

Vanguard® Short-Term Investment Grade Fund
Schedule of Investments
July 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.4%)
U.S. Government Securities (6.3%)
	U.S. Treasury Note	4.625%	11/15/09	25,450	26,218
	U.S. Treasury Note	3.500%	2/15/10	291,800	297,044
	U.S. Treasury Note	3.625%	6/15/10	8,033	8,209
	U.S. Treasury Note	3.875%	9/15/10	132,000	135,733
	U.S. Treasury Note	4.250%	10/15/10	72,300	74,977
	U.S. Treasury Note	4.500%	2/28/11	200,000	208,812
	U.S. Treasury Note	4.750%	3/31/11	350,000	367,938
	U.S. Treasury Note	4.625%	8/31/11	155,000	162,992
					1,281,923
Mortgage-Backed Securities (2.1%)
	Conventional Mortgage-Backed Securities (0.2%)
[1,2]	Federal Home Loan Mortgage Corp.	6.000%	3/1/17–4/1/17	13,870	14,218
[1,2]	Federal Home Loan Mortgage Corp.	7.000%	1/1/09	32	32
[1,2]	Federal National Mortgage Assn.	6.000%	12/1/16–5/1/17	19,363	19,743
[1,2]	Federal National Mortgage Assn.	6.500%	12/1/11–9/1/16	17,032	17,543
[1,2]	Federal National Mortgage Assn.	7.000%	10/1/11–4/1/13	1,374	1,381
[1,2]	Federal National Mortgage Assn.	7.500%	3/1/15	429	445

	Nonconventional Mortgage-Backed Securities (1.9%)
[1,2]	Federal Home Loan Mortgage Corp.	3.709%	8/1/33	6,605	6,619
[1,2]	Federal Home Loan Mortgage Corp.	3.727%	8/1/33	4,065	4,068
[1,2]	Federal Home Loan Mortgage Corp.	3.925%	8/1/33	5,417	5,436
[1,2]	Federal Home Loan Mortgage Corp.	4.295%	6/1/33	7,579	7,569
[1,2]	Federal Home Loan Mortgage Corp.	4.356%	6/1/33	6,881	6,954
[1,2]	Federal Home Loan Mortgage Corp.	4.385%	7/1/33	23,909	23,903
[1,2]	Federal Home Loan Mortgage Corp.	4.485%	5/1/33	5,569	5,633
[1,2]	Federal Home Loan Mortgage Corp.	4.508%	5/1/33	4,100	4,092
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	7/15/24	14,614	14,710
[1,2]	Federal Home Loan Mortgage Corp.	5.500%	12/15/27	5,085	5,174
[1,2]	Federal Home Loan Mortgage Corp.	5.866%	8/1/37	40,929	41,585
[1,2]	Federal Home Loan Mortgage Corp.	6.461%	2/1/33	1,756	1,784
[1,2]	Federal Home Loan Mortgage Corp.	6.467%	7/1/32	1,042	1,044
[1,2]	Federal Home Loan Mortgage Corp.	6.608%	1/1/33	2,139	2,180
[1,2]	Federal Home Loan Mortgage Corp.	7.049%	8/1/32	1,582	1,602
[1,2]	Federal Home Loan Mortgage Corp.	7.133%	10/1/32	1,626	1,664
[1,2]	Federal Home Loan Mortgage Corp.	7.188%	9/1/32	1,526	1,562
[1,2]	Federal Home Loan Mortgage Corp.	7.245%	8/1/32	2,464	2,495
[1,2]	Federal Home Loan Mortgage Corp.	7.254%	9/1/32	1,707	1,720
[1,2]	Federal Home Loan Mortgage Corp.	7.264%	8/1/32	2,004	2,050
[1,2]	Federal Home Loan Mortgage Corp.	7.278%	9/1/32	2,990	3,068
[1,2]	Federal National Mortgage Assn.	3.000%	8/25/32	443	442
[1,2]	Federal National Mortgage Assn.	3.420%	8/1/33	6,549	6,594
[1,2]	Federal National Mortgage Assn.	3.458%	8/1/33	6,310	6,344
[1,2]	Federal National Mortgage Assn.	3.648%	8/1/33	5,236	5,269
[1,2]	Federal National Mortgage Assn.	3.731%	10/1/33	6,612	6,679
[1,2]	Federal National Mortgage Assn.	3.734%	6/1/33	11,300	11,247
[1,2]	Federal National Mortgage Assn.	3.734%	9/1/33	15,585	15,726
[1,2]	Federal National Mortgage Assn.	3.792%	9/1/33	19,897	20,097
[1,2]	Federal National Mortgage Assn.	3.799%	8/1/33	13,041	13,117
[1,2]	Federal National Mortgage Assn.	4.168%	5/1/33	10,308	10,261
[1,2]	Federal National Mortgage Assn.	4.192%	6/1/33	21,473	21,736

[1,2]	Federal National Mortgage Assn.	4.290%	8/1/33	12,892	12,885
[1,2]	Federal National Mortgage Assn.	4.333%	7/1/33	7,199	7,227
[1,2]	Federal National Mortgage Assn.	4.428%	5/1/33	6,691	6,684
[1,2]	Federal National Mortgage Assn.	4.432%	5/1/33	15,428	15,396
[1,2]	Federal National Mortgage Assn.	4.544%	4/1/33	6,604	6,671
[1,2]	Federal National Mortgage Assn.	4.650%	5/1/33	2,713	2,731
[1,2]	Federal National Mortgage Assn.	4.852%	7/1/33	21,998	22,066
[1,2]	Federal National Mortgage Assn.	4.876%	7/1/33	14,426	14,633
[1,2]	Federal National Mortgage Assn.	4.937%	8/1/33	1,438	1,454
[1,2]	Federal National Mortgage Assn.	5.035%	4/1/33	4,557	4,626
[1,2]	Federal National Mortgage Assn.	5.479%	8/1/37	8,000	8,079
[1,2]	Federal National Mortgage Assn.	5.500%	8/25/27	8,499	8,605
[1,2]	Federal National Mortgage Assn.	5.598%	2/1/37	7,904	8,006
[1,2]	Federal National Mortgage Assn.	6.167%	12/1/32	1,856	1,878
[1,2]	Federal National Mortgage Assn.	7.053%	8/1/32	1,518	1,516
[1,2]	Federal National Mortgage Assn.	7.060%	7/1/32	877	877
[1,2]	Federal National Mortgage Assn.	7.156%	9/1/32	646	654
[1,2]	Federal National Mortgage Assn.	7.205%	9/1/32	654	656
					440,430

Total U.S. Government and Agency Obligations (Cost $1,702,276)					1,722,353
Corporate Bonds (86.5%)
Asset Backed/Commercial Mortgage-Backed Securities (26.5%)
[2,3]	American Express Credit Account Master Trust	2.548%	3/15/12	16,630	16,489
[2,3]	American Express Credit Account Master Trust	2.487%	12/15/13	22,500	21,969
[2,3]	American Express Issuance Trust	2.487%	8/15/11	24,500	24,033
4	BA Covered Bond Issuer	5.500%	6/14/12	36,600	37,215
2	Banc of America Commercial Mortgage, Inc.	5.334%	9/10/45	14,475	14,393
2	Banc of America Funding Corp.	5.589%	9/20/46	65,932	56,921
2	Banc of America Mortgage Securities	7.518%	9/25/32	188	158
2	Banc of America Mortgage Securities	6.850%	2/25/33	971	927
2	Banc of America Mortgage Securities	5.171%	5/25/33	2,481	2,413
2	Banc of America Mortgage Securities	4.388%	7/25/33	4,741	4,634
2	Banc of America Mortgage Securities	3.546%	2/25/34	6,406	6,198
2	Banc of America Securities Auto Trust	5.180%	6/18/10	33,811	33,970
2	Bank of America Credit Card Trust	4.720%	5/15/13	70,200	70,866
[2,3]	Bank of America Credit Card Trust	2.477%	6/17/13	44,920	43,974
[2,3]	Bank of America Credit Card Trust	3.157%	12/15/14	65,000	64,144
2	Bear Stearns Adjustable Rate Mortgage Trust	5.791%	10/25/36	75,347	62,848
2	Bear Stearns Adjustable Rate Mortgage Trust	5.473%	5/25/47	60,668	52,644
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.478%	10/12/41	46,800	46,376
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	11,086	11,039
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.330%	1/12/45	11,250	11,042
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	45,000	44,295
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	40,000	39,309
[2,3,4]	BMW Floorplan Master Owner Trust	2.458%	9/17/11	107,500	103,963
2	BMW Vehicle Lease Trust	4.590%	8/15/13	30,800	30,646
2	Cabela’s Master Credit Card Trust	4.310%	12/16/13	59,750	58,983
2	Capital Auto Receivables Asset Trust	4.980%	5/15/11	25,277	25,559
2	Capital Auto Receivables Asset Trust	5.000%	12/15/11	15,760	15,933
2	Capital One Auto Finance Trust	5.250%	8/15/11	34,200	33,554
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	37,800	37,293
2	Capital One Multi-Asset Execution Trust	4.850%	2/18/14	117,300	117,381
2	Capital One Multi-Asset Execution Trust	5.050%	2/15/16	46,500	45,805
2	Capital One Prime Auto Receivables Trust	4.990%	9/15/10	16,971	17,033
2	CarMax Auto Owner Trust	4.210%	1/15/10	1,391	1,391
2	Chase Issuance Trust	4.960%	9/17/12	37,540	38,207
[2,3]	Chase Issuance Trust	2.498%	10/15/12	33,000	32,495

2	Chase Issuance Trust	4.650%	12/17/12	4,262	4,301
2	Chase Issuance Trust	4.650%	3/15/15	164,000	162,193
2	Chase Issuance Trust	5.400%	7/15/15	80,000	81,496
2	Chase Manhattan Auto Owner Trust	3.870%	6/15/09	1,021	1,021
2	Chase Manhattan Auto Owner Trust	5.340%	7/15/10	27,443	27,567
2	Chase Manhattan Auto Owner Trust	3.980%	4/15/11	16,100	16,104
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	39,250	39,244
2	Citibank Credit Card Issuance Trust	5.500%	6/22/12	46,900	48,246
2	Citibank Credit Card Issuance Trust	4.750%	10/22/12	49,000	49,676
2	Citibank Credit Card Issuance Trust	4.850%	4/22/15	216,700	216,102
[2,3]	Citibank Credit Card Issuance Trust	3.658%	5/22/17	22,500	22,298
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	23,486
[2,3]	Citibank Credit Card Issuance Trust	3.833%	5/20/20	61,200	60,597
2	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	41,000	40,705
2	Citigroup Mortgage Loan Trust Inc.	5.912%	7/25/37	39,787	36,795
2	Citigroup Mortgage Loan Trust, Inc.	4.663%	3/25/34	8,088	7,806
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	14,270	14,082
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	60,025	58,590
2	CNH Equipment Trust	4.270%	1/15/10	893	903
2	CNH Equipment Trust	5.200%	8/16/10	11,869	11,927
2	CNH Equipment Trust	4.120%	5/15/12	21,200	20,912
[2,3,4]	CNH Wholesale Master Note Trust	2.518%	7/15/12	29,350	29,059
2	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	19,000	18,924
2	Countrywide Home Loans	4.810%	5/25/33	4,755	4,599
2	Countrywide Home Loans	4.852%	11/19/33	6,733	5,924
2	Countrywide Home Loans	5.342%	3/20/36	31,735	24,416
2	Countrywide Home Loans	5.454%	2/25/47	41,159	29,812
2	Credit Suisse Mortgage Capital Certificates	5.512%	2/15/39	20,800	21,045
2	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	36,575	36,373
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	29,100	28,657
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	12,960	13,016
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	24,188	24,298
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	33,100	32,192
2	DaimlerChrysler Auto Trust	4.710%	9/10/12	19,100	18,751
[2,3]	DaimlerChrysler Master Owner Trust	2.487%	11/15/11	22,000	21,254
2	Discover Card Master Trust	5.100%	10/15/13	47,850	47,948
2	Discover Card Master Trust	5.650%	12/15/15	79,100	79,320
[2,3]	Federal National Mortgage Assn. Grantor Trust	2.701%	6/25/33	13	13
2	Fifth Third Auto Trust	4.070%	1/17/12	67,600	67,157
2	First Horizon Mortgage Pass-Though Trust	5.484%	1/25/37	68,076	62,726
2	First Horizon Mortgage Pass-Through Trust	5.664%	11/25/36	29,862	27,907
[2,3]	Fleet Home Equity Loan Trust	2.708%	1/20/33	5,811	4,002
2	Ford Credit Auto Owner Trust	5.160%	11/15/10	27,500	27,669
2	Ford Credit Auto Owner Trust	5.250%	9/15/11	41,845	42,238
2	Ford Credit Auto Owner Trust	5.150%	11/15/11	23,820	23,937
2	Ford Credit Auto Owner Trust	3.960%	4/15/12	14,900	14,650
2	Ford Credit Auto Owner Trust	4.280%	5/15/12	91,500	90,300
[2,3]	Ford Credit Floorplan Master Owner Trust	2.638%	6/15/11	14,650	14,269
[2,3]	Ford Credit Floorplan Master Owner Trust	2.707%	6/15/13	57,400	51,063
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	20,500	20,414
[2,3]	GE Capital Credit Card Master Note Trust	2.498%	3/15/13	17,600	17,138
2	GMAC Mortgage Corp. Loan Trust	5.296%	11/19/35	12,247	11,165
[2,3,4]	Golden Credit Card Trust	3.456%	7/15/17	91,100	91,100
[2,3]	Gracechurch Card Funding PLC	2.468%	9/15/10	39,500	39,444
[2,3]	Granite Master Issuer PLC	2.829%	12/17/54	8,800	8,547
[2,3]	Granite Master Issuer PLC	2.873%	12/20/54	26,200	25,462
2	Harley-Davidson Motorcycle Trust	2.530%	11/15/11	5,946	5,935
2	Harley-Davidson Motorcycle Trust	5.240%	1/15/12	6,914	6,952

2	Harley-Davidson Motorcycle Trust	3.560%	2/15/12	11,548	11,533
2	Harley-Davidson Motorcycle Trust	5.220%	3/15/12	13,850	13,928
2	Harley-Davidson Motorcycle Trust	5.100%	5/15/12	28,850	28,837
[2,4]	Harley-Davidson Motorcycle Trust	5.040%	10/15/12	26,068	26,083
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	1,120	1,121
2	Honda Auto Receivables Owner Trust	5.100%	3/18/11	58,700	59,093
2	Honda Auto Receivables Owner Trust	5.460%	5/23/11	27,400	27,343
2	Honda Auto Receivables Owner Trust	4.470%	1/18/12	36,400	36,553
2	Honda Auto Receivables Owner Trust	5.090%	7/18/13	5,870	5,931
2	Hyundai Auto Receivables Trust	5.110%	4/15/11	45,727	46,272
2	John Deere Owner Trust	5.040%	7/15/11	30,770	30,979
2	JP Morgan Mortgage Trust	5.298%	7/25/35	78,328	72,476
2	JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	22,200	22,177
2	JPMorgan Chase Commercial Mortgage Securities	5.298%	5/15/47	18,700	18,386
2	JPMorgan Chase Commercial Mortgage Securities	5.803%	6/15/49	50,700	50,518
2	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	24,053	23,705
2	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	44,610	44,337
[2,3,4]	Kildare Securities Ltd.	2.756%	12/10/43	55,631	54,118
2	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	37,500	36,823
2	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	23,300	22,927
2	Master Adjustable Rate Mortgages Trust	3.810%	4/25/34	10,570	9,404
2	MBNA Credit Card Master Note Trust	3.650%	3/15/11	10,765	10,772
2	MBNA Credit Card Master Note Trust	4.900%	7/15/11	9,425	9,483
[2,3]	MBNA Credit Card Master Note Trust	2.477%	2/15/12	40,000	39,738
2	MBNA Credit Card Master Note Trust	4.500%	1/15/13	19,775	19,950
2	Merrill Lynch Mortgage Investors, Inc.	4.396%	2/25/33	5,973	5,740
2	Merrill Lynch Mortgage Investors, Inc.	4.735%	7/25/33	2,965	2,765
2	Merrill Lynch Mortgage Investors, Inc.	4.567%	2/25/34	14,874	14,270
2	Merrill Lynch Mortgage Investors, Inc.	5.494%	5/25/36	40,970	39,003
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	16,850	16,785
2	Merrill Lynch Mortgage Trust	5.725%	6/12/50	38,100	37,860
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,700	3,611
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	23,500	23,020
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	10,300	10,206
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	19,865	19,492
2	Morgan Stanley Capital I	5.650%	6/13/42	81,050	80,442
2	Morgan Stanley Capital I	5.374%	3/12/44	25,330	25,226
2	Morgan Stanley Capital I	5.623%	12/12/49	16,800	16,558
2	Morgan Stanley Capital I	5.090%	10/12/52	19,825	19,644
[2,3]	Morgan Stanley Dean Witter Credit Card
	Home Equity Line of Credit Trust	2.731%	11/25/15	2,756	2,353
2	Morgan Stanley Mortgage Loan Trust	4.063%	2/25/34	11,804	11,499
2	Morgan Stanley Mortgage Loan Trust	5.423%	6/25/36	39,623	37,795
[2,3]	National City Credit Card Master Trust	2.508%	8/15/12	57,400	55,262
[2,3]	National City Credit Card Master Trust	2.508%	3/17/14	24,825	23,400
2	Nissan Auto Receivables Owner Trust	3.990%	7/15/09	1,131	1,131
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	887	888
2	Nissan Auto Receivables Owner Trust	5.030%	5/16/11	11,200	11,298
2	Nissan Auto Receivables Owner Trust	3.890%	8/15/11	16,800	16,724
2	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	36,450	36,497
2	Nissan Auto Receivables Owner Trust	5.450%	6/15/12	40,400	41,019
[2,3,4]	Nordstrom Private Label Credit Card Master Trust	2.518%	5/15/15	93,000	89,862
[2,3]	Permanent Master Issuer PLC	2.841%	1/15/16	32,800	31,785
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	39,250	39,370
2	PG&E Energy Recovery Funding LLC	4.370%	6/25/14	47,300	46,799
2	Provident Funding Mortgage Loan Trust	4.039%	4/25/34	19,335	18,116
2	Residential Funding Mortgage Securities I	5.846%	8/25/36	54,818	45,000

2	Residential Funding Mortgage Securities I	5.954%	9/25/36	25,248	22,856
2	Salomon Brothers Mortgage Securities VII	4.112%	9/25/33	22,060	21,180
2	Sequoia Mortgage Trust	5.645%	9/20/46	68,381	53,758
[2,3]	Swift Master Auto Receivables Trust	2.558%	6/15/12	12,100	11,178
[2,3]	Swift Master Auto Receivables Trust	3.107%	10/15/12	21,395	19,801
2	Thornburg Mortgage Securities Trust	3.302%	3/25/44	11,285	11,128
2	USAA Auto Owner Trust	4.550%	2/16/10	7,133	7,140
2	USAA Auto Owner Trust	4.900%	2/15/12	29,800	29,968
2	USAA Auto Owner Trust	4.160%	4/16/12	13,780	13,760
2	USAA Auto Owner Trust	4.640%	10/15/12	68,500	68,601
2	USAA Auto Owner Trust	4.500%	10/15/13	28,020	27,866
2	USAA Auto Owner Trust	4.710%	2/18/14	68,375	67,939
[2,3]	Wachovia Asset Securitization, Inc.	2.721%	6/25/33	1,801	1,366
2	Wachovia Auto Loan Owner Trust	5.100%	7/20/11	18,840	18,905
2	Wachovia Auto Owner Trust	5.390%	9/20/11	25,320	25,550
2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	29,100	28,646
2	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	16,490	16,223
2	Washington Mutual Mortgage Pass-Through Certificates	6.502%	1/25/33	593	575
2	Washington Mutual Mortgage Pass-Through Certificates	3.857%	8/25/33	5,473	5,212
2	Washington Mutual Mortgage Pass-Through Certificates	4.026%	9/25/33	8,466	8,094
2	Wells Fargo Home Equity Trust	3.970%	5/25/34	22,377	21,841
2	Wells Fargo Mortgage Backed Securities Trust	5.635%	10/25/36	65,130	56,531
2	World Omni Auto Receivables Trust	5.010%	10/15/10	15,564	15,595
2	World Omni Auto Receivables Trust	5.230%	2/15/11	17,600	17,673
2	World Omni Auto Receivables Trust	3.940%	10/15/12	15,880	15,745
2	World Omni Auto Receivables Trust	5.130%	4/15/13	21,500	21,614
					5,410,479
Finance (30.8%)
	Banking (15.8%)
	AmSouth Bank NA	6.125%	3/1/09	2,300	2,306
[3,4]	ANZ National Bank International Ltd.	2.797%	8/7/09	19,600	19,539
4	ANZ National Bank International Ltd.	6.200%	7/19/13	18,175	18,279
	Astoria Financial Corp.	5.750%	10/15/12	12,000	11,047
[2,4]	Banco Mercantil del Norte	6.135%	10/13/16	19,550	18,915
[2,4]	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	34,000	34,000
[3,4]	Banco Santander Chile	3.027%	12/9/09	18,900	18,549
2	Bank of America Capital Trust XIV	5.630%	12/31/49	105,413	76,279
3	Bank of America Corp.	2.638%	2/27/09	33,500	33,449
3	Bank of America Corp.	2.950%	8/2/10	20,000	19,809
	Bank of America Corp.	5.375%	8/15/11	48,739	49,159
3	Bank of Ireland	2.863%	12/18/09	61,800	61,010
	Bank of New York Co., Inc.	5.410%	5/15/09	30,800	31,229
	Bank of New York Mellon	7.300%	12/1/09	4,900	5,092
	Bank of New York Mellon	4.950%	1/14/11	14,700	14,762
	Bank of New York Mellon	4.950%	11/1/12	2,800	2,786
	Bank of New York Mellon	4.500%	4/1/13	11,200	10,805
4	Bank of Scotland PLC	4.000%	9/15/09	32,000	31,337
[3,4]	Bank of Scotland PLC	2.737%	12/8/10	89,800	88,789
3	Barclays Bank PLC	2.826%	8/10/09	46,800	46,616
	Barclays Bank PLC	7.400%	12/15/09	6,788	6,954
	Barclays Bank PLC	5.450%	9/12/12	19,550	19,582
[2,4]	Barclays Bank PLC	7.375%	12/15/49	4,420	4,314
	BB&T Corp.	6.500%	8/1/11	20,875	20,828
[3,4]	BBVA US Senior S.A. Unipersonal	2.859%	4/17/09	117,500	117,227
3	Bear Stearns Co., Inc.	2.947%	9/9/09	43,450	43,101
	Bear Stearns Co., Inc.	4.500%	10/28/10	24,158	24,060
3	Bear Stearns Co., Inc.	3.029%	1/31/11	25,020	24,559

4	BNP Paribas	4.800%	6/24/15	13,800	12,891
3	Branch Banking & Trust Co.	2.732%	9/2/08	17,800	17,792
[3,4]	BTMU Curacao Holdings NV	3.129%	12/19/16	36,725	33,472
3	Capital One Bank FSB	2.888%	3/13/09	48,900	48,561
[2,4]	CBG Florida REIT Corp.	7.114%	2/15/49	25,100	6,275
3	Charter One Bank N.A.	2.845%	4/24/09	29,370	29,275
	Charter One Bank N.A.	5.500%	4/26/11	16,400	16,662
3	Citigroup, Inc.	2.817%	6/9/09	81,000	80,439
	Citigroup, Inc.	5.250%	2/27/12	19,900	19,481
	Citigroup, Inc.	5.500%	8/27/12	39,297	38,855
	Citigroup, Inc.	5.500%	4/11/13	81,553	79,728
2	Citigroup, Inc.	8.400%	4/29/49	72,500	62,976
4	Commonwealth Bank of Australia	5.000%	11/6/12	24,000	23,760
[2,4]	Commonwealth Bank of Australia	6.024%	3/15/49	21,125	17,733
[3,4]	Compass Bank	3.391%	10/9/09	46,700	46,482
[3,4]	Credit Agricole	2.696%	5/28/10	93,750	92,909
[2,4]	Credit Agricole	6.637%	5/31/49	7,600	6,131
	Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	22,900	22,917
3	Credit Suisse First Boston USA, Inc.	2.876%	8/15/10	41,500	40,682
	Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	15,600	15,576
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	4,050	4,082
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	4,500	4,622
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	17,920	18,455
[3,4]	Deutsche Bank Financial, Inc.	3.116%	4/30/09	11,730	11,728
3	Deutsche Bank New York Branch	2.828%	8/21/09	46,790	46,666
4	Development Bank of Singapore Ltd.	7.875%	8/10/09	21,600	22,386
[3,4]	Development Bank of Singapore Ltd.	2.940%	5/16/17	54,850	50,809
[3,4]	DnB NOR Bank ASA	2.858%	10/13/09	60,900	60,483
	Fifth Third Bank	3.375%	8/15/08	16,701	16,703
	Fifth Third Bank	6.250%	5/1/13	14,650	12,666
3	First Tennessee Bank	2.954%	12/17/09	23,500	23,150
	FirstStar Bank	7.125%	12/1/09	11,985	12,419
	FleetBoston Financial Corp.	7.375%	12/1/09	5,000	5,174
	HSBC Bank PLC	6.950%	3/15/11	4,800	5,004
	HSBC Bank USA	3.875%	9/15/09	38,500	38,496
3	HSBC Bank USA	2.906%	12/14/09	38,500	38,220
4	ICICI Bank Ltd.	5.750%	1/12/12	9,125	8,613
2	Independence Community Bank	3.750%	4/1/14	16,040	12,419
	JPMorgan Chase & Co.	4.600%	1/17/11	9,350	9,300
	JPMorgan Chase & Co.	5.600%	6/1/11	35,000	35,623
	JPMorgan Chase & Co.	4.850%	6/16/11	30,000	29,751
	JPMorgan Chase & Co.	6.625%	3/15/12	19,601	20,130
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	72,659
	JPMorgan Chase & Co.	4.750%	5/1/13	20,000	19,329
2	JPMorgan Chase & Co.	4.891%	9/1/15	25,200	24,645
2	JPMorgan Chase & Co.	7.900%	12/29/49	18,000	16,694
	KeyCorp	4.700%	5/21/09	15,700	15,137
3	KeyCorp	2.560%	5/26/09	19,570	19,353
	KeyCorp	6.500%	5/14/13	12,000	10,125
[2,4]	Lloyds TSB Group PLC	6.267%	11/14/49	23,575	18,629
[2,3,4]	Manufacturers & Traders Trust Co.	4.291%	4/1/13	18,050	15,392
	Marshall & Ilsley Bank	5.150%	2/22/12	21,500	20,266
2	Mellon Capital IV	6.244%	6/29/49	32,825	26,433
	National Australia Bank	8.600%	5/19/10	18,760	19,909
	National Westminster Bank PLC	7.375%	10/1/09	9,337	9,653
	North Fork Bancorp., Inc.	5.875%	8/15/12	8,070	7,446

3	PNC Funding Corp.	2.476%	6/12/09	23,450	23,314
	PNC Funding Corp.	5.125%	12/14/10	28,155	28,187
3	Regions Financial Corp.	2.837%	8/8/08	47,400	47,391
	Regions Financial Corp.	4.375%	12/1/10	1,500	1,383
	Regions Financial Corp.	7.000%	3/1/11	10,385	10,035
	Republic New York Corp.	5.875%	10/15/08	9,934	9,979
	Santander Finance Issuances	6.375%	2/15/11	17,675	18,252
[3,4]	Santander U.S. Debt, S.A. Unipersonal	2.733%	11/20/09	119,400	118,336
	Sanwa Bank Ltd.	7.400%	6/15/11	9,825	10,447
	Skandinaviska Enskilda Banken	6.875%	2/15/09	11,630	11,804
[2,4]	Societe Generale	5.922%	12/5/49	9,200	7,587
	Sovereign Bancorp, Inc.	4.800%	9/1/10	7,000	6,242
2	Sovereign Bank	4.375%	8/1/13	2,397	1,796
2	State Street Capital Trust	8.250%	12/29/49	7,450	7,492
	State Street Corp.	7.650%	6/15/10	8,075	8,516
3	State Street Corp.	2.896%	4/30/12	5,000	4,854
	SunTrust Banks, Inc.	4.000%	10/15/08	8,650	8,665
3	SunTrust Banks, Inc.	2.757%	5/22/09	14,700	14,674
3	SunTrust Banks, Inc.	2.802%	6/2/09	56,470	56,172
	Toronto Dominion Bank NY	6.150%	10/15/08	4,400	4,415
[3,4]	Unicredit Luxembourg Finance	3.128%	1/13/17	51,600	48,226
2	US Central Credit Union	2.700%	9/30/09	2,727	2,722
2	USB Capital IX	6.189%	4/15/49	53,940	37,907
[2,4]	USB Realty Corp.	6.091%	12/15/49	11,750	7,599
[2,3]	Wachovia Capital Trust III	5.800%	3/15/42	27,485	15,666
	Wachovia Corp.	6.000%	10/30/08	9,775	9,817
	Wachovia Corp.	6.375%	2/1/09	45,800	46,139
	Wachovia Corp.	6.150%	3/15/09	15,650	15,698
3	Wachovia Corp.	2.921%	10/15/11	24,450	22,150
	Wachovia Corp.	5.300%	10/15/11	18,725	17,459
	Wachovia Corp.	5.500%	5/1/13	29,300	27,089
2	Wachovia Corp.	7.980%	2/28/49	18,175	14,171
	Washington Mutual Bank	5.550%	6/16/10	8,965	7,287
	Washington Mutual Bank	6.875%	6/15/11	21,983	16,742
	Wells Fargo & Co.	4.200%	1/15/10	50,000	50,110
	Wells Fargo & Co.	4.625%	8/9/10	5,270	5,324
	Wells Fargo & Co.	5.250%	10/23/12	9,775	9,700
	Wells Fargo & Co.	4.375%	1/31/13	25,425	24,353
	Wells Fargo Bank NA	6.450%	2/1/11	23,800	24,692
	Western Financial Bank	9.625%	5/15/12	5,610	5,744
3	Zions Bancorp.	4.196%	12/10/09	65,700	64,075

	Brokerage (3.3%)
2	Goldman Sachs Capital II	5.793%	6/1/49	19,430	13,051
3	Goldman Sachs Group, Inc.	3.129%	7/23/09	6,265	6,220
3	Goldman Sachs Group, Inc.	2.881%	12/23/09	49,750	49,027
3	Goldman Sachs Group, Inc.	2.882%	3/2/10	29,300	28,981
3	Goldman Sachs Group, Inc.	3.101%	6/28/10	45,030	43,834
	Goldman Sachs Group, Inc.	5.625%	1/15/17	5,870	5,383
	Goldman Sachs Group, Inc.	6.150%	4/1/18	20,000	19,281
	Jefferies Group Inc.	5.875%	6/8/14	7,050	6,515
3	Lehman Brothers Holdings, Inc.	2.778%	8/21/09	24,450	23,000
3	Lehman Brothers Holdings, Inc.	2.820%	11/16/09	38,620	35,735
3	Lehman Brothers Holdings, Inc.	2.778%	5/25/10	19,555	17,711
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	69,400	66,473
	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	9,200	8,600

3	Lehman Brothers Holdings, Inc.	3.499%	8/19/65	9,410	6,402
3	Merrill Lynch & Co., Inc.	3.004%	2/5/10	56,575	53,040
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	33,300	32,189
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	26,315	25,690
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	9,150	8,793
3	Merrill Lynch & Co., Inc.	2.903%	6/5/12	25,000	21,878
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	18,975	18,214
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	14,100	13,159
3	Morgan Stanley Dean Witter	3.071%	1/15/10	100,900	97,770
	Morgan Stanley Dean Witter	6.750%	4/15/11	17,500	17,732
	Morgan Stanley Dean Witter	5.250%	11/2/12	19,610	18,598
	Morgan Stanley Dean Witter	6.625%	4/1/18	45,185	42,147

	Finance Companies (5.5%)
3	American Express Centurion Bank	2.620%	11/16/09	9,500	9,262
	American Express Centurion Bank	5.200%	11/26/10	29,300	29,411
3	American Express Credit Corp.	2.518%	5/19/09	23,750	23,602
3	American Express Credit Corp.	2.610%	10/4/10	19,600	18,891
4	American Express Travel	5.250%	11/21/11	18,800	18,375
	American General Finance Corp.	4.625%	5/15/09	23,935	23,665
	American General Finance Corp.	5.375%	9/1/09	14,065	13,717
	American General Finance Corp.	3.875%	10/1/09	39,000	37,637
	American General Finance Corp.	4.875%	5/15/10	5,200	4,893
	American General Finance Corp.	5.200%	12/15/11	12,700	11,321
	American General Finance Corp.	4.875%	7/15/12	16,678	14,181
	Capital One Bank	5.000%	6/15/09	19,650	19,626
	Capital One Bank	6.500%	6/13/13	4,875	4,686
	CIT Group, Inc.	5.600%	4/27/11	52,775	42,220
	CIT Group, Inc.	5.800%	7/28/11	24,450	19,316
3	CIT Group, Inc.	2.935%	2/13/12	5,375	3,978
	Countrywide Financial Corp.	5.800%	6/7/12	11,320	10,414
	Countrywide Home Loan	6.250%	4/15/09	28,210	28,210
	Countrywide Home Loan	5.625%	7/15/09	16,610	16,319
	Countrywide Home Loan	4.000%	3/22/11	13,920	12,806
3	General Electric Capital Corp.	2.776%	5/10/10	41,400	41,035
5	General Electric Capital Corp.	4.250%	9/13/10	105,250	106,366
	General Electric Capital Corp.	5.000%	12/1/10	34,200	35,086
	General Electric Capital Corp.	5.500%	4/28/11	20,700	21,478
	General Electric Capital Corp.	5.875%	2/15/12	4,800	4,956
	General Electric Capital Corp.	4.375%	3/3/12	18,600	18,304
	General Electric Capital Corp.	5.250%	10/19/12	97,830	98,616
	General Electric Capital Corp.	4.800%	5/1/13	56,775	55,959
2	General Electric Capital Corp.	6.375%	11/15/67	14,450	13,213
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	3,982
	HSBC Finance Corp.	4.125%	11/16/09	17,500	17,392
	HSBC Finance Corp.	4.625%	9/15/10	46,650	46,237
	HSBC Finance Corp.	5.250%	1/14/11	34,825	34,887
	International Lease Finance Corp.	3.500%	4/1/09	9,410	9,175
	International Lease Finance Corp.	4.750%	7/1/09	6,965	6,799
	International Lease Finance Corp.	4.875%	9/1/10	13,377	12,479
	International Lease Finance Corp.	4.950%	2/1/11	45,000	41,747
	International Lease Finance Corp.	5.450%	3/24/11	43,065	39,806
	International Lease Finance Corp.	5.750%	6/15/11	19,550	17,969
	International Lease Finance Corp.	4.750%	1/13/12	13,100	11,391
	International Lease Finance Corp.	6.375%	3/25/13	31,375	28,015
	iStar Financial Inc.	4.875%	1/15/09	34,560	33,005
3	SLM Corp.	2.940%	7/27/09	36,000	34,127
	SLM Corp.	4.500%	7/26/10	28,445	25,937

	Insurance (4.4%)
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	68,685	67,776
4	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	10,250	10,275
	Chubb Corp.	5.472%	8/16/08	97,900	97,958
2	Chubb Corp.	6.375%	3/29/67	3,760	3,408
	Coventry Health Care Inc.	5.875%	1/15/12	2,375	2,304
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	5,850	4,106
	Genworth Financial, Inc.	5.231%	5/16/09	25,300	25,290
	Hartford Financial Services Group, Inc.	5.550%	8/16/08	29,400	29,422
2	ING Capital Funding Trust III	5.775%	12/8/49	11,170	9,201
4	ING Security Life Institutional Funding	4.250%	1/15/10	29,500	29,409
4	Jackson National Life Insurance Co.	3.500%	1/22/09	14,620	14,567
4	Jackson National Life Insurance Co.	5.375%	5/8/13	18,650	18,350
4	John Hancock Global Funding II	6.500%	3/1/11	8,000	8,406
[2,4]	Liberty Mutual Insurance Co.	7.000%	3/15/37	7,600	6,125
2	Lincoln National Corp.	6.050%	4/20/67	8,340	6,732
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	4,100	3,948
[3,4]	MassMutual Global Funding II	2.851%	4/21/11	117,100	115,006
[3,4]	MassMutual Global Funding II	2.832%	12/6/13	14,950	14,124
[3,4]	Merna Reinsurance Ltd.	4.551%	7/7/10	18,330	17,491
[3,4]	MetLife Global Funding I	2.879%	5/18/10	48,900	47,848
[3,4]	Monumental Global Funding II	2.851%	1/9/09	46,875	46,705
4	Monumental Global Funding II	4.375%	7/30/09	14,310	14,308
4	Monumental Global Funding II	4.625%	3/15/10	15,385	15,488
4	New York Life Global Funding	4.625%	8/16/10	9,360	9,478
4	New York Life Global Funding	5.250%	10/16/12	9,340	9,528
[2,4]	Oil Insurance Ltd.	7.558%	6/30/49	13,225	11,527
4	PRICOA Global Funding I	3.900%	12/15/08	42,325	42,402
4	PRICOA Global Funding I	4.200%	1/15/10	18,291	18,172
4	PRICOA Global Funding I	4.625%	6/25/12	5,000	4,829
4	Principal Life Global	4.400%	10/1/10	9,800	9,845
	Principal Life Income Funding	5.125%	3/1/11	29,400	29,583
2	Progressive Corp.	6.700%	6/15/37	7,320	6,041
	Safeco Corp.	4.875%	2/1/10	9,380	9,314
2	Travelers Cos. Inc.	6.250%	3/15/37	16,175	13,938
3	UnitedHealth Group, Inc.	2.762%	3/2/09	19,575	19,403
	UnitedHealth Group, Inc.	5.125%	11/15/10	18,750	18,850
	UnitedHealth Group, Inc.	4.875%	2/15/13	9,330	8,950
	UnumProvident Corp.	5.859%	5/15/09	24,230	24,126
	WellPoint Inc.	4.250%	12/15/09	16,300	16,195
	Willis North America Inc.	5.125%	7/15/10	8,040	7,953
4	Xlliac Global Funding	4.800%	8/10/10	15,700	15,502
[2,4]	ZFS Finance USA Trust I	5.875%	5/9/32	14,625	12,909

	Real Estate Investment Trusts (1.5%)
	Arden Realty LP	5.200%	9/1/11	7,700	7,686
	AvalonBay Communities, Inc.	7.500%	12/15/10	4,220	4,419
	AvalonBay Communities, Inc.	5.500%	1/15/12	9,375	9,072
	Boston Properties, Inc.	6.250%	1/15/13	11,165	11,201
	Brandywine Operating Partnership	5.750%	4/1/12	17,190	16,130
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	6,923
	Developers Diversified Realty Corp.	5.375%	10/15/12	14,100	12,940
	Health Care Property Investors, Inc.	4.875%	9/15/10	24,350	23,565
	Health Care REIT, Inc.	8.000%	9/12/12	19,125	19,785
	HRPT Properties Trust	6.950%	4/1/12	29,100	28,221
	Kimco Realty Corp.	4.820%	8/15/11	14,035	13,409

	Liberty Property LP	6.375%	8/15/12	9,400	9,192
	ProLogis	5.250%	11/15/10	21,800	21,605
	ProLogis	5.500%	4/1/12	18,820	18,059
	Regency Centers LP	7.950%	1/15/11	4,700	4,797
	Simon Property Group Inc.	4.875%	3/18/10	27,900	27,665
	Simon Property Group Inc.	4.875%	8/15/10	17,950	17,613
	Simon Property Group Inc.	5.300%	5/30/13	22,000	20,995
	United Dominion Realty Trust	6.500%	6/15/09	6,350	6,407
4	Westfield Capital Corp.	4.375%	11/15/10	18,930	18,326

	Other (0.3%)
3	Paccar Financial Corp.	2.769%	5/17/10	70,325	69,648
					6,286,123
Industrial (24.4%)
	Basic Industry (1.2%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	12,400	12,071
	Alcoa, Inc.	6.000%	7/15/13	23,250	23,295
4	ArcelorMittal	5.375%	6/1/13	37,250	36,644
	Arcelormittal USA	6.500%	4/15/14	8,800	8,912
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	30,325	30,452
	International Paper Co.	7.950%	6/15/18	7,250	7,258
	Lubrizol Corp.	5.875%	12/1/08	10,920	10,968
	Lubrizol Corp.	4.625%	10/1/09	28,128	28,128
	PPG Industries, Inc.	5.750%	3/15/13	15,860	16,048
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	23,250	23,567
	Rohm & Haas Co.	5.600%	3/15/13	20,585	20,581
	Weyerhaeuser Co.	6.750%	3/15/12	9,790	10,020
[3,4]	Xstrata Finance Dubai Ltd.	3.035%	11/13/09	14,750	14,592

	Capital Goods (2.8%)
	Allied Waste North America Inc.	6.875%	6/1/17	9,125	8,737
4	BAE Systems Holdings Inc.	4.750%	8/15/10	33,386	33,617
	Boeing Capital Corp.	6.100%	3/1/11	21,075	21,994
	Boeing Capital Corp.	6.500%	2/15/12	31,675	33,494
[2,4]	C8 Capital SPV Ltd.	6.640%	12/15/49	5,600	5,201
	Caterpillar Financial Services Corp.	3.700%	8/15/08	6,910	6,910
	Caterpillar Financial Services Corp.	4.500%	9/1/08	13,700	13,713
3	Caterpillar Financial Services Corp.	2.766%	8/11/09	74,100	74,031
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,000	1,009
	Caterpillar Financial Services Corp.	4.250%	2/8/13	29,100	28,593
	CRH America Inc.	5.625%	9/30/11	28,825	27,590
	Harsco Corp.	5.125%	9/15/13	8,000	8,043
3	Honeywell International, Inc.	2.845%	7/27/09	9,800	9,789
	Honeywell International, Inc.	6.125%	11/1/11	8,238	8,697
	Honeywell International, Inc.	4.250%	3/1/13	14,000	13,849
4	Hutchison Whampoa International Ltd.	5.450%	11/24/10	23,200	23,412
	John Deere Capital Corp.	4.875%	3/16/09	7,915	8,003
3	John Deere Capital Corp.	3.081%	10/16/09	35,000	34,954
	John Deere Capital Corp.	5.400%	4/7/10	3,300	3,386
	L-3 Communications Corp.	7.625%	6/15/12	2,325	2,360
	L-3 Communications Corp.	6.125%	7/15/13	1,550	1,480
	L-3 Communications Corp.	5.875%	1/15/15	5,600	5,222
	Lafarge SA	6.150%	7/15/11	1,875	1,877
	Lockheed Martin Corp.	4.121%	3/14/13	4,675	4,533
3	Martin Marietta Material	2.946%	4/30/10	18,750	18,095

[2,4]	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	6,667	6,740
	Northrop Grumman Corp.	8.000%	10/15/09	5,400	5,639
	Northrop Grumman Corp.	7.125%	2/15/11	9,375	9,911
4	Oakmont Asset Trust	4.514%	12/22/08	16,110	16,121
	Raytheon Co.	4.850%	1/15/11	30,770	30,825
	Roper Industries Inc.	6.625%	8/15/13	13,925	13,990
3	Textron Financial Corp.	2.888%	1/12/09	39,170	39,147
	Textron Financial Corp.	4.600%	5/3/10	11,750	11,677
	Textron Financial Corp.	5.400%	4/28/13	14,470	14,283
	Tyco International Group SA	6.375%	10/15/11	9,765	9,936
	Vulcan Materials Co.	6.300%	6/15/13	7,275	7,285

	Communication (4.6%)
	America Movil SA de C.V.	4.125%	3/1/09	15,625	15,586
	AT&T Inc.	4.125%	9/15/09	64,970	65,181
3	AT&T Inc.	2.884%	2/5/10	35,200	35,087
	AT&T Inc.	7.300%	11/15/11	47,673	50,851
	AT&T Inc.	4.950%	1/15/13	37,900	37,908
	British Sky Broadcasting Corp.	6.875%	2/23/09	4,750	4,817
	British Sky Broadcasting Corp.	8.200%	7/15/09	47,967	49,260
	British Telecommunications PLC	8.625%	12/15/10	68,983	74,387
	Comcast Cable Communications, Inc.	6.750%	1/30/11	22,885	23,675
	Comcast Corp.	5.850%	1/15/10	33,312	33,868
	Comcast Corp.	5.500%	3/15/11	29,190	29,456
	Cox Communications, Inc.	3.875%	10/1/08	4,725	4,725
	Cox Communications, Inc.	7.875%	8/15/09	21,348	21,908
	Cox Communications, Inc.	4.625%	1/15/10	13,400	13,336
	Cox Communications, Inc.	4.625%	6/1/13	4,530	4,310
4	Cox Enterprises, Inc.	7.875%	9/15/10	12,000	12,675
	Deutsche Telekom International Finance	8.500%	6/15/10	23,455	24,821
	France Telecom	7.750%	3/1/11	33,633	35,843
3	Gannett Co., Inc.	2.838%	5/26/09	24,500	24,031
2	NYNEX Corp.	9.550%	5/1/10	4,158	4,395
	Telecom Italia Capital	4.000%	1/15/10	35,850	35,391
	Telecom Italia Capital	4.875%	10/1/10	19,700	19,618
	Telefonica Emisiones SAU	5.984%	6/20/11	60,400	62,561
	Telefonica Europe BV	7.750%	9/15/10	9,913	10,452
	Telefonos de Mexico SA	4.500%	11/19/08	58,830	58,756
	Telefonos de Mexico SA	4.750%	1/27/10	18,730	18,730
	Time Warner Cable Inc.	5.400%	7/2/12	12,250	12,188
	Time Warner Cable Inc.	6.200%	7/1/13	27,725	28,351
	Univision Communications, Inc.	3.875%	10/15/08	9,230	9,126
	Verizon Communications Corp.	5.250%	4/15/13	24,000	24,034
	Verizon Communications Corp.	5.500%	2/15/18	19,525	18,702
	Verizon Global Funding Corp.	7.250%	12/1/10	39,430	41,685
	Verizon Global Funding Corp.	6.875%	6/15/12	18,725	19,846
4	Vivendi	5.750%	4/4/13	18,225	17,922

	Consumer Cyclical (4.2%)
[3,4]	American Honda Finance	2.776%	5/12/09	29,400	29,117
4	American Honda Finance	5.125%	12/15/10	24,390	24,852
4	American Honda Finance	4.625%	4/2/13	18,650	18,200
	Autozone, Inc.	6.500%	1/15/14	18,175	18,313
4	Best Buy Co.	6.750%	7/15/13	14,500	14,671
	Centex Corp.	4.875%	8/15/08	7,490	7,490
	Centex Corp.	5.800%	9/15/09	9,380	9,099

	Centex Corp.	7.875%	2/1/11	5,040	4,738
	CVS Caremark Corp.	4.000%	9/15/09	9,500	9,482
	CVS Caremark Corp.	5.750%	8/15/11	10,000	10,233
2	CVS Caremark Corp.	6.302%	6/1/37	16,400	13,993
3	DaimlerChrysler North America Holding Corp.	3.403%	10/31/08	36,439	36,307
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	9,150	9,394
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	29,480	29,532
	DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	4,670	4,910
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	11,850	11,962
	Darden Restaurants Inc.	5.625%	10/15/12	6,540	6,329
	Federated Department Stores, Inc.	6.300%	4/1/09	16,875	16,891
	Gamestop Corp.	8.000%	10/1/12	8,750	9,013
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	10,950	10,527
4	Harley-Davidson Inc.	5.000%	12/15/10	9,300	9,310
	Harrah’s Entertainment Inc.	7.875%	3/15/10	5,425	4,788
	International Speedway Corp.	4.200%	4/15/09	25,770	25,765
	J.C. Penney Co., Inc.	8.000%	3/1/10	2,400	2,466
	J.C. Penney Co., Inc.	9.000%	8/1/12	25,811	27,476
	K. Hovnanian Enterprises	6.250%	1/15/16	7,710	4,703
	KB Home	6.375%	8/15/11	8,750	8,050
	KB Home	7.250%	6/15/18	2,200	1,859
	Lennar Corp.	5.125%	10/1/10	5,300	4,605
	Lennar Corp.	5.950%	10/17/11	6,550	5,451
	Lowe’s Cos., Inc.	8.250%	6/1/10	8,600	9,177
	Lowe’s Cos., Inc.	5.600%	9/15/12	18,275	18,921
	Macys Retail Holdings Inc.	5.950%	11/1/08	17,020	17,055
	Macys Retail Holdings Inc.	6.625%	4/1/11	17,146	16,921
	Macy’s Retail Holdings Inc.	4.800%	7/15/09	22,297	22,000
	McDonald’s Corp.	4.300%	3/1/13	23,325	23,130
	MDC Holdings Inc.	7.000%	12/1/12	5,385	5,421
	MGM Mirage, Inc.	8.500%	9/15/10	5,600	5,390
	MGM Mirage, Inc.	6.750%	4/1/13	3,825	3,194
	MGM Mirage, Inc.	5.875%	2/27/14	4,000	3,160
4	Nissan Motor Acceptance Corp.	4.625%	3/8/10	28,250	28,037
4	Nissan Motor Acceptance Corp.	5.625%	3/14/11	39,200	38,875
	Royal Caribbean Cruises	7.000%	6/15/13	11,500	10,206
	Royal Caribbean Cruises	6.875%	12/1/13	2,320	2,024
	Target Corp.	5.375%	6/15/09	14,930	15,243
	Target Corp.	5.125%	1/15/13	9,340	9,473
	Tenneco Automotive Inc.	8.625%	11/15/14	4,400	3,707
3	The Walt Disney Co.	2.861%	7/16/10	19,550	19,408
	The Walt Disney Co.	5.700%	7/15/11	3,750	3,921
	The Walt Disney Co.	6.375%	3/1/12	1,900	2,015
3	Time Warner, Inc.	2.915%	11/13/09	29,500	28,860
	Time Warner, Inc.	6.875%	5/1/12	4,665	4,763
	Toll Corp.	8.250%	2/1/11	2,305	2,213
2	Toyota Motor Credit Corp.	2.750%	8/6/09	3,436	3,432
3	Viacom Inc.	3.126%	6/16/09	34,200	33,941
	Viacom Inc.	5.750%	4/30/11	3,900	3,860
	Walgreen Co.	4.875%	8/1/13	43,650	43,766
	Wal-Mart Stores, Inc.	4.125%	7/1/10	19,000	19,315
	Wal-Mart Stores, Inc.	4.125%	2/15/11	25,000	25,122
	Wal-Mart Stores, Inc.	4.250%	4/15/13	28,175	28,063
	Western Union Co.	5.400%	11/17/11	19,500	19,490
	Yum! Brands, Inc.	8.875%	4/15/11	6,800	7,294

	Consumer Noncyclical (4.8%)
	Abbott Laboratories	3.750%	3/15/11	6,550	6,530
	Abbott Laboratories	5.600%	5/15/11	16,845	17,522
	Abbott Laboratories	5.150%	11/30/12	19,500	20,050
	AmerisourceBergen Corp.	5.625%	9/15/12	12,420	12,246
	Amgen Inc.	4.000%	11/18/09	41,950	42,089
3	AstraZeneca PLC	2.991%	9/11/09	37,400	37,310
	Baxter Finco, BV	4.750%	10/15/10	21,300	21,586
	Becton, Dickinson & Co.	7.150%	10/1/09	4,900	5,078
	Biogen Idec Inc.	6.000%	3/1/13	27,065	26,889
	Bristol-Myers Squibb Co.	5.250%	8/15/13	5,875	5,949
4	Cadbury Schweppes US Finance	3.875%	10/1/08	44,815	44,758
3	Cardinal Health, Inc.	3.053%	10/2/09	18,725	18,430
4	Cargill Inc.	3.625%	3/4/09	25,180	25,146
4	Cargill Inc.	5.200%	1/22/13	18,650	18,472
	Coca-Cola Enterprises Inc.	5.000%	8/15/13	20,400	20,522
4	Cosan Finance Ltd.	7.000%	2/1/17	4,560	4,309
	Covidien International	5.150%	10/15/10	18,680	19,027
	Diageo Capital PLC	5.125%	1/30/12	1,000	1,009
	Diageo Capital PLC	5.200%	1/30/13	6,540	6,601
3	General Mills, Inc.	2.921%	1/22/10	28,100	27,648
	General Mills, Inc.	5.650%	9/10/12	14,030	14,356
	General Mills, Inc.	5.250%	8/15/13	15,800	15,766
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	32,565	32,544
	H.J. Heinz Co.	5.350%	7/15/13	7,275	7,239
	Hershey Foods Corp.	5.300%	9/1/11	5,625	5,707
	Hormel Foods Corp.	6.625%	6/1/11	8,900	9,358
	Hospira, Inc.	4.950%	6/15/09	19,000	19,032
3	Hospira, Inc.	3.281%	3/30/10	12,594	12,101
	Kellogg Co.	6.600%	4/1/11	50,120	52,671
	Kellogg Co.	5.125%	12/3/12	9,770	9,860
	Kellogg Co.	4.250%	3/6/13	14,000	13,605
	Kraft Foods, Inc.	4.125%	11/12/09	55,550	55,625
	Kraft Foods, Inc.	5.625%	8/11/10	14,050	14,427
	Kroger Co.	7.250%	6/1/09	18,442	18,922
	Kroger Co.	6.200%	6/15/12	2,800	2,876
	Kroger Co.	5.000%	4/15/13	16,800	16,514
	Land O’Lakes Inc.	9.000%	12/15/10	1,590	1,644
	Medco Health Solutions	6.125%	3/15/13	29,250	29,319
	Medtronic Inc.	4.375%	9/15/10	18,800	19,047
	Molson Coors Capital Finance	4.850%	9/22/10	6,575	6,598
	PepsiAmericas Inc.	6.375%	5/1/09	10,170	10,328
	PepsiAmericas Inc.	5.625%	5/31/11	4,890	4,999
	Pepsico, Inc.	4.650%	2/15/13	9,370	9,510
	Philips Electronics NV	4.625%	3/11/13	14,000	13,841
	Quest Diagnostic, Inc.	5.125%	11/1/10	9,400	9,410
	Reynolds American Inc.	7.625%	6/1/16	3,050	3,126
[3,4]	SABMiller PLC	3.091%	7/1/09	14,675	14,648
4	SABMiller PLC	6.200%	7/1/11	27,465	27,985
3	Safeway, Inc.	3.158%	3/27/09	19,600	19,413
	Safeway, Inc.	7.500%	9/15/09	31,300	32,314
	Safeway, Inc.	4.950%	8/16/10	13,675	13,682
	Smithfield Foods, Inc.	7.750%	7/1/17	6,050	5,143
	Sysco Corp.	4.200%	2/12/13	9,330	9,174
	Whirlpool Corp.	5.500%	3/1/13	14,000	13,526
	Wyeth	6.950%	3/15/11	42,420	44,818
	Wyeth	5.500%	3/15/13	6,550	6,693

	Energy (2.5%)
	Anadarko Finance Co.	6.750%	5/1/11	15,531	16,091
3	Anadarko Petroleum Corp.	3.176%	9/15/09	84,670	84,071
	Canadian Natural Resources	6.700%	7/15/11	9,575	9,985
	Canadian Natural Resources	5.150%	2/1/13	14,020	13,880
4	Canadian Oil Sands	4.800%	8/10/09	13,090	13,026
	Conoco Funding Co.	6.350%	10/15/11	83,720	88,623
	ConocoPhillips	8.750%	5/25/10	31,205	33,861
	ConocoPhillips	9.375%	2/15/11	15,375	17,158
	Devon Financing Corp.	6.875%	9/30/11	40,580	42,997
4	GS-Caltex Oil Corp.	5.500%	10/15/15	8,300	7,462
	Kerr McGee Corp.	6.875%	9/15/11	40,130	42,105
	Marathon Oil Corp.	6.125%	3/15/12	24,585	25,247
[2,4]	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	5,800	5,473
[2,4]	PF Export Receivables Master Trust	3.748%	6/1/13	6,707	6,379
[2,4]	PF Export Receivables Master Trust	6.436%	6/1/15	12,517	12,405
	Shell International Finance	5.625%	6/27/11	27,001	28,452
	Transocean Inc.	5.250%	3/15/13	1,155	1,157
	Valero Energy Corp.	3.500%	4/1/09	11,600	11,543
	Weatherford International Inc.	5.950%	6/15/12	11,150	11,343
	Weatherford International Inc.	5.150%	3/15/13	16,800	16,587
	XTO Energy, Inc.	5.900%	8/1/12	28,225	28,520

	Technology (2.1%)
	Agilent Technologies Inc.	6.500%	11/1/17	8,325	8,111
	Cisco Systems Inc.	5.250%	2/22/11	24,525	25,278
4	Dell Inc.	4.700%	4/15/13	37,220	36,279
	Dun & Bradstreet Corp.	6.000%	4/1/13	25,100	25,034
	Fiserv, Inc.	6.125%	11/20/12	24,370	24,423
3	Hewlett-Packard Co.	2.836%	6/15/10	23,450	23,329
	International Business Machines Corp.	4.250%	9/15/09	13,825	13,970
	International Business Machines Corp.	4.950%	3/22/11	73,300	75,641
	International Business Machines Corp.	4.750%	11/29/12	7,950	8,091
	Intuit Inc.	5.400%	3/15/12	9,375	9,235
	Lexmark International Inc.	5.900%	6/1/13	18,550	18,083
3	Oracle Corp.	2.738%	5/14/10	93,775	93,266
	Oracle Corp.	4.950%	4/15/13	19,513	19,745
	Pitney Bowes Credit Corp.	5.750%	8/15/08	12,560	12,570
	Pitney Bowes, Inc.	5.000%	3/15/15	14,170	13,728
	Xerox Corp.	6.875%	8/15/11	11,395	11,663

	Transportation (2.1%)
2	American Airlines, Inc.	3.857%	7/9/10	6,621	6,009
	American Airlines, Inc.	6.817%	5/23/11	7,453	5,683
	American Airlines, Inc.	7.858%	10/1/11	15,885	14,535
	Burlington Northern Santa Fe Corp.	5.900%	7/1/12	14,700	14,948
	Canadian National Railway Co.	4.250%	8/1/09	3,000	3,016
	Canadian National Railway Co.	6.375%	10/15/11	4,500	4,693
	Continental Airlines, Inc.	7.056%	9/15/09	4,173	4,027
2	Continental Airlines, Inc.	6.648%	9/15/17	3,038	2,712
2	Continental Airlines, Inc.	6.900%	1/2/18	3,069	2,685
2	Continental Airlines, Inc.	9.798%	4/1/21	8,099	6,074
	CSX Corp.	4.875%	11/1/09	5,740	5,767
	CSX Corp.	6.750%	3/15/11	16,800	17,010
	Delta Air Lines, Inc.	7.570%	11/18/10	45,690	42,949
2	Delta Air Lines, Inc.	6.821%	8/10/22	10,643	8,754

2	Delta Air Lines, Inc.	8.021%	8/10/22	5,128	3,821
[3,4]	ERAC USA Finance Co.	3.046%	4/30/09	9,400	9,146
[3,4]	ERAC USA Finance Co.	2.896%	8/28/09	19,500	18,744
4	ERAC USA Finance Co.	7.950%	12/15/09	12,270	12,375
4	ERAC USA Finance Co.	8.000%	1/15/11	8,400	8,534
	FedEx Corp.	3.500%	4/1/09	39,720	39,607
	FedEx Corp.	5.500%	8/15/09	21,600	21,866
	Greenbrier Co. Inc.	8.375%	5/15/15	9,113	8,293
[2,3]	JetBlue Airways Corp.	5.776%	11/15/08	1,791	1,780
[2,3]	JetBlue Airways Corp.	3.151%	12/15/13	16,979	14,734
3	JetBlue Airways Corp.	3.196%	3/15/14	25,765	19,298
3	JetBlue Airways Corp.	3.126%	11/15/16	19,135	13,825
	Norfolk Southern Corp.	8.625%	5/15/10	10,290	11,003
	Norfolk Southern Corp.	6.750%	2/15/11	16,300	17,032
	Norfolk Southern Corp.	5.257%	9/17/14	10,806	10,649
	Ryder System Inc.	6.000%	3/1/13	18,660	18,357
	TFM SA de CV	9.375%	5/1/12	2,000	2,070
	Union Pacific Corp.	7.250%	11/1/08	11,600	11,704
	Union Pacific Corp.	3.875%	2/15/09	9,500	9,502
	Union Pacific Corp.	3.625%	6/1/10	19,320	19,020
	Union Pacific Corp.	5.450%	1/31/13	4,680	4,690
2	United Air Lines Inc.	7.186%	4/1/11	12,061	11,850

	Other (0.1%)
	Briggs & Stratton Corp.	8.875%	3/15/11	17,470	17,514
	Thermo Electron Corp.	5.000%	6/1/15	6,730	6,354
					4,979,517
Utilities (4.8%)
	Electric (3.3%)
4	AES Panama SA	6.350%	12/21/16	8,500	8,348
3	Alabama Power Co.	2.828%	8/25/09	27,490	27,459
	Alabama Power Co.	4.850%	12/15/12	6,840	6,876
	American Water Capital Corp.	6.085%	10/15/17	29,200	28,212
	Appalachian Power Co.	5.650%	8/15/12	16,870	16,832
	Carolina Power & Light Co.	6.500%	7/15/12	4,707	4,963
	Carolina Power & Light Co.	5.125%	9/15/13	4,650	4,704
	Consolidated Edison Co. of New York	8.125%	5/1/10	6,010	6,406
	Consumers Energy Co.	4.800%	2/17/09	10,783	10,813
	Consumers Energy Co.	4.400%	8/15/09	9,370	9,382
	Consumers Energy Co.	4.000%	5/15/10	22,567	22,443
2	Dominion Resources, Inc.	6.300%	9/30/66	37,740	33,923
4	EDP Finance BV	5.375%	11/2/12	14,750	14,700
	Entrergy Arkansas Inc.	5.400%	8/1/13	9,280	9,290
	FirstEnergy Corp.	6.450%	11/15/11	7,750	7,929
	Florida Power Corp.	4.500%	6/1/10	14,775	14,936
3	FPL Group Capital, Inc.	3.694%	6/17/11	23,250	23,468
4	FPL Group Capital, Inc.	7.590%	7/10/18	18,875	18,886
2	FPL Group Capital, Inc.	6.350%	10/1/66	8,820	7,705
[2,4]	GWF Energy LLC	6.131%	12/30/11	6,315	6,488
4	Israel Electric Corp. Ltd.	7.250%	1/15/19	5,500	5,468
	MidAmerican Energy Co.	5.650%	7/15/12	32,800	33,620
	National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	12,700	12,910
	Nevada Power Co.	6.500%	4/15/12	8,150	8,401
	Northeast Utilities	7.250%	4/1/12	16,385	17,231
	Northeast Utilities	5.650%	6/1/13	23,250	23,187
	Northern States Power Co.	4.750%	8/1/10	7,350	7,487

	Northern States Power Co.	8.000%	8/28/12	20,650	22,891
	Nstar	8.000%	2/15/10	8,502	8,992
	NStar Electric Co.	4.875%	10/15/12	5,480	5,492
	Ohio Power Co.	5.300%	11/1/10	10,030	10,162
	Pacific Gas & Electric Co.	3.600%	3/1/09	12,320	12,320
	Pacific Gas & Electric Co.	4.200%	3/1/11	14,450	14,358
	PECO Energy Co.	5.950%	11/1/11	13,500	13,954
3	Pepco Holdings, Inc.	3.307%	6/1/10	11,510	11,281
	PPL Capital Funding, Inc.	4.330%	3/1/09	34,242	34,074
2	PPL Capital Funding, Inc.	6.700%	3/30/67	20,650	17,525
	PPL Electric Utilities Corp.	6.250%	8/15/09	19,070	19,407
	Public Service Co. of Colorado	6.875%	7/15/09	22,758	23,340
	Public Service Co. of New Mexico	4.400%	9/15/08	6,050	6,037
3	Southern California Edison Co.	2.950%	2/2/09	7,500	7,494
	Southern California Edison Co.	7.625%	1/15/10	7,150	7,421
4	SP PowerAssets Ltd.	3.800%	10/22/08	18,875	18,862
	Tampa Electric Co.	6.875%	6/15/12	4,700	4,928
	Tampa Electric Co.	6.375%	8/15/12	7,459	7,702
	Wisconsin Energy Corp.	6.500%	4/1/11	16,850	17,549

	Natural Gas (1.5%)
	AGL Capital Corp.	7.125%	1/14/11	9,900	10,327
2	Enbridge Energy Partners	8.050%	10/1/37	4,615	4,216
	Energy Transfer Partners LP	6.000%	7/1/13	9,350	9,403
	Enterprise Products Operating LP	5.650%	4/1/13	23,970	23,810
2	Enterprise Products Operating LP	8.375%	8/1/66	20,700	20,203
4	Gulf South Pipeline Co.	5.750%	8/15/12	23,400	23,223
	Kinder Morgan Energy Partners LP	6.750%	3/15/11	3,750	3,861
4	NGPL Pipeco LLC	6.514%	12/15/12	23,370	23,632
	ONEOK Partners, LP	8.875%	6/15/10	7,950	8,524
	ONEOK Partners, LP	5.900%	4/1/12	9,370	9,441
	Plains All American Pipeline LP	4.750%	8/15/09	26,800	26,813
[3,4]	Rockies Express Pipeline LLC	5.100%	8/20/09	61,500	61,189
4	Rockies Express Pipeline LLC	6.250%	7/15/13	9,250	9,400
	Southern Union Co.	6.089%	2/16/10	17,580	17,712
2	Southern Union Co.	7.200%	11/1/66	17,625	14,364
	Teppco Partners, LP	5.900%	4/15/13	36,800	36,849
2	Trans-Canada Pipelines	6.350%	5/15/67	7,500	5,950
					964,773
Total Corporate Bonds (Cost $18,124,857)					17,640,892
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	China Development Bank	8.250%	5/15/09	18,790	19,445
4	Export-Import Bank of Korea	4.125%	2/10/09	19,200	19,266
	Export-Import Bank of Korea	5.500%	10/17/12	17,800	18,002
4	Gaz Capital SA	6.212%	11/22/16	14,100	12,951
	Korea Development Bank	4.750%	7/20/09	56,500	56,735
	Korea Development Bank	5.300%	1/17/13	18,675	18,723
2	Pemex Finance Ltd.	9.690%	8/15/09	10,250	10,437
	Petrobras International Finance	9.125%	7/2/13	5,587	6,439
	Petrobras International Finance	7.750%	9/15/14	1,600	1,768
[2,4]	Petroleum Export/Cayman	4.623%	6/15/10	13,111	13,133
[2,4]	Petroleum Export/Cayman	5.265%	6/15/11	15,703	15,423
4	Petronas Capital Ltd.	7.000%	5/22/12	20,700	22,348
[2,4]	Qatar Petroleum	5.579%	5/30/11	15,667	16,024
[2,4]	Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	11,131	11,033
[2,4]	Ras Laffan Liquified Natural Gas Co. Ltd. II	5.298%	9/30/20	14,590	13,353

4	Republic of Trinidad & Tobago	9.875%	10/1/09	18,760	19,698
4	Taqa Abu Dhabi National Energy Co.	5.620%	10/25/12	9,400	9,263
4	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	15,000	14,064
4	Trans Capital Investment	5.670%	3/5/14	25,475	23,568
Total Sovereign Bonds (Cost $324,939)					321,673
Taxable Municipal Bonds (0.5%)
	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	3.238%	10/15/12	47,450	44,668
	Louisiana Public Facs. Auth. Systems Rev.	4.500%	2/1/14	63,850	64,416
	New York City NY IDA Special Fac. Rev.
	(American Airlines Inc. J.F.K International Project)	7.500%	8/1/16	3,400	3,058
Total Taxable Municipal Bonds (Cost $114,554)					112,142
Tax-Exempt Municipal Bonds (0.3%)
	Minnesota GO	5.000%	8/1/11	27,635	29,490
	Minnesota GO	5.000%	8/1/12	29,040	31,314
Total Tax-Exempt Municipal Bonds (Cost $58,976)					60,804

				Shares
Preferred Stocks (1.1%)
	Aspen Insurance Holdings	7.401%		262,600	4,819
3	Bank of America Corp.	5.908%		736,360	11,045
3	Fannie Mae	5.948%		934,000	9,807
	General Electric Capital Corp.	6.450%		300,000	7,530
3	Goldman Sachs Group, Inc.	6.050%		2,080,000	31,200
	Lehman Brothers Holdings	7.250%		29,160	18,954
3	Merrill Lynch & Co., Inc.	6.000%		152,000	1,686
	Santander Financial	6.800%		404,900	8,475
	Southern California Edison Co.	5.349%		1,234,390	119,654
3	SunTrust Banks, Inc.	6.224%		369,500	5,539
3	Zions Bancorp.	6.214%		293,775	3,511
Total Preferred Stocks (Cost $289,882)					222,220
Temporary Cash Investment (1.1%)
6	Vanguard Market Liquidity Fund (Cost $227,609)	2.386%		227,609,409	227,609
Total Investments (99.5%) (Cost $20,843,093)					20,307,693
Other Assets and Liabilities—Net (0.5%)					94,124
Net Assets (100%)					20,401,817

1	The issuer issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Adjustable-rate security.
4

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of these securities was $2,906,759,000, representing 14.2% of net assets.

5	Securities with a value of $10,106,000 have been segregated as initial margin for open futures contracts.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Vanguard® Intermediate-Term Investment Grade Fund
Schedule of Investments
July 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.8%)
U.S. Government Securities (1.7%)
	U.S. Treasury Note	4.625%	2/15/17	4,500	4,753
	U.S. Treasury Note	3.875%	5/15/18	100,000	99,156
					103,909
Mortgage-Backed Securities (0.1%)
	Conventional Mortgage-Backed Securities (0.1%)
[1,2]	Federal Home Loan Mortgage Corp.	6.000%	4/1/17	3,574	3,667

	Nonconventional Mortgage-Backed Securities (0.0%)
[1,2]	Federal Home Loan Mortgage Corp.	7.245%	8/1/32	979	992
[1,2]	Federal Home Loan Mortgage Corp.	7.278%	9/1/32	540	554
					5,213

Total U.S. Government and Agency Obligations (Cost $109,227)					109,122
Corporate Bonds (92.8%)
	Asset Backed/Commercial Mortgage-Backed Securities (12.3%)
[2,3]	American Express Credit Account Master Trust	2.487%	12/15/14	15,000	14,425
[2,3]	American Express Credit Account Master Trust	2.508%	9/15/16	10,000	9,467
[2,4]	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,199
2	Banc of America Commercial Mortgage, Inc.	6.158%	2/10/51	20,000	19,395
2	Bank One Issuance Trust	4.370%	4/15/12	10,000	9,916
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.464%	4/12/38	8,200	7,920
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.945%	2/11/41	8,000	7,823
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	6,914	6,885
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	13,000	12,796
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	11,900	11,695
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	7,000	6,906
2	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	15,000	14,107
[2,3]	Chase Issuance Trust	2.498%	10/15/12	25,000	24,617
2	Chase Issuance Trust	4.650%	3/15/15	49,000	48,530
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	11,125	11,123
[2,3]	Citibank Credit Card Issuance Trust	2.528%	10/20/14	25,000	24,123
2	Citibank Credit Card Issuance Trust	4.850%	4/22/15	50,000	49,937
2	Citibank Credit Card Issuance Trust	4.850%	3/10/17	10,000	9,662
[2,3]	Citibank Credit Card Issuance Trust	3.658%	5/22/17	4,400	4,360
[2,3]	Citibank Credit Card Issuance Trust	3.833%	5/20/20	11,800	11,684
2	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	13,000	12,907
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	4,270	4,214
2	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	5,600	5,578
2	Credit Suisse Mortgage Capital Certificates	5.552%	2/15/39	10,400	10,027
2	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	11,000	10,939
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,800	8,666
2	Detroit Edison Securitization Funding LLC	6.190%	3/1/13	15,000	15,461
2	Discover Card Master Trust	5.650%	12/15/15	15,000	15,064
[2,3]	Fleet Home Equity Loan Trust	2.708%	1/20/33	1,717	1,182
[2,3]	Ford Credit Floorplan Master Owner Trust	2.707%	6/15/13	17,200	15,301
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	5,350	5,328
2	GS Mortgage Securities Corp. II	5.506%	4/10/38	15,000	14,986
2	Honda Auto Receivables Owner Trust	4.880%	9/18/14	10,000	10,034

2	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	7,000	6,899
2	JPMorgan Chase Commercial Mortgage Securities	5.794%	2/12/51	12,000	11,282
2	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	13,370	13,288
2	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	15,275	14,141
2	Massachusetts RRB Special Purpose Trust	4.400%	3/15/15	12,000	11,651
[2,3]	MBNA Credit Card Master Note Trust	2.477%	2/15/12	15,000	14,902
[2,3]	MBNA Credit Card Master Note Trust	2.518%	6/15/15	31,000	29,846
2	Merrill Lynch Mortgage Trust	5.725%	6/12/50	11,000	10,931
2	Merrill Lynch Mortgage Trust	5.690%	2/12/51	17,000	15,801
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.378%	8/12/48	10,000	9,191
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.749%	6/12/50	19,000	17,883
2	Morgan Stanley Capital I	5.650%	6/13/42	24,100	23,919
2	Morgan Stanley Capital I	5.387%	3/12/44	10,000	9,603
2	Morgan Stanley Capital I	5.623%	12/12/49	4,700	4,632
[2,3]	Morgan Stanley Dean Witter Credit Card
	Home Equity Line of Credit Trust	2.731%	11/25/15	811	692
[2,3]	National City Credit Card Master Trust	2.508%	8/15/12	10,000	9,628
[2,3]	National City Credit Card Master Trust	2.508%	3/17/14	15,000	14,138
[2,3,4]	Nordstrom Private Label Credit Card Master Trust	2.518%	5/15/15	28,000	27,056
2	PECO Energy Transition Trust	6.520%	12/31/10	10,000	10,446
2	PSE&G Transition Funding LLC	6.610%	6/15/15	15,000	15,985
[2,3]	Target Credit Card Master Trust	2.521%	10/27/14	15,000	14,441
2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,800	8,663
2	Wachovia Bank Commercial Mortgage Trust	5.308%	11/15/48	10,000	9,384
					750,659
Finance (38.5%)
	Banking (17.9%)
4	ANZ Capital Trust II	5.360%	12/15/49	10,000	9,015
	AmSouth Bank NA	5.200%	4/1/15	10,000	8,151
	Astoria Financial Corp.	5.750%	10/15/12	9,000	8,296
	BB&T Corp.	6.500%	8/1/11	12,500	12,485
	BB&T Corp.	4.750%	10/1/12	5,000	4,681
2	BBVA International Preferred Unipersonal	5.919%	12/31/49	7,000	5,286
4	BNP Paribas	4.800%	6/24/15	10,000	9,360
[3,4]	BTMU Curacao Holdings NV	3.129%	12/19/16	10,790	9,834
[2,4]	Banco Mercantil del Norte	6.862%	10/13/21	5,000	4,300
[2,4]	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	8,550	8,550
4	Banco Santander Peru	5.375%	12/9/14	4,000	3,881
	Bank One Corp.	4.900%	4/30/15	15,000	14,100
2	Bank of America Capital Trust XIV	5.630%	12/31/49	18,540	13,430
	Bank of America Corp.	4.875%	1/15/13	16,021	15,676
	Bank of America Corp.	5.250%	12/1/15	15,000	14,133
	Bank of America Corp.	5.300%	3/15/17	9,000	8,260
	Bank of America Corp.	5.420%	3/15/17	42,300	37,917
	Bank of America Corp.	5.650%	5/1/18	10,000	9,369
5	Bank of New York Mellon	4.950%	1/14/11	5,000	5,025
	Bank of New York Mellon	4.500%	4/1/13	10,000	9,663
	Bank of New York Mellon	4.950%	3/15/15	5,000	4,705
[2,4]	Barclays Bank PLC	5.926%	12/15/49	15,000	12,181
	Bear Stearns Co., Inc.	5.700%	11/15/14	10,785	10,456
	Bear Stearns Co., Inc.	7.250%	2/1/18	21,000	22,035
[2,4]	CBG Florida REIT Corp.	7.114%	2/15/49	17,340	4,335
2	Citigroup, Inc.	8.400%	4/29/49	22,000	19,151
	Citigroup, Inc.	7.250%	10/1/10	900	932
	Citigroup, Inc.	5.625%	8/27/12	20,000	19,665

	Citigroup, Inc.	5.500%	4/11/13	33,550	32,850
	Citigroup, Inc.	5.000%	9/15/14	9,000	8,162
	Citigroup, Inc.	5.300%	1/7/16	10,000	9,211
	Citigroup, Inc.	5.500%	2/15/17	25,000	23,083
	Citigroup, Inc.	6.000%	8/15/17	10,000	9,607
	Comerica Bank	5.750%	11/21/16	4,000	3,162
[2,4]	Commonwealth Bank of Australia	6.024%	3/15/49	17,050	14,341
4	Commonwealth Bank of Australia	5.000%	11/6/12	15,500	15,367
[2,4]	Credit Agricole	6.637%	5/31/49	18,900	15,281
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	9,700	9,787
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	10,710	11,012
	Credit Suisse New York	6.000%	2/15/18	13,500	13,031
	Deutsche Bank Financial LLC	5.375%	3/2/15	10,000	9,537
[3,4]	Development Bank of Singapore Ltd.	2.940%	5/16/17	16,500	15,284
	Fifth Third Bank	4.750%	2/1/15	18,150	13,492
	First Tennessee Bank	5.050%	1/15/15	5,000	3,260
	Golden West Financial Corp.	4.750%	10/1/12	22,450	20,222
4	HBOS Treasury Services PLC	6.750%	5/21/18	5,000	4,442
	HSBC Bank USA	3.875%	9/15/09	1,500	1,500
	HSBC Bank USA	4.625%	4/1/14	22,000	20,875
	Hudson United Bank	7.000%	5/15/12	9,200	9,797
4	ICICI Bank Ltd.	5.750%	1/12/12	2,675	2,528
2	JPMorgan Chase & Co.	7.900%	12/29/49	5,650	5,252
	JPMorgan Chase & Co.	6.750%	2/1/11	10,400	10,746
	JPMorgan Chase & Co.	4.500%	1/15/12	5,000	4,871
	JPMorgan Chase & Co.	5.750%	1/2/13	10,000	9,913
	JPMorgan Chase & Co.	4.750%	5/1/13	20,000	19,359
	JPMorgan Chase & Co.	4.875%	3/15/14	5,000	4,702
	JPMorgan Chase & Co.	6.125%	6/27/17	15,000	14,678
	JPMorgan Chase & Co.	6.000%	10/1/17	10,000	9,629
	JPMorgan Chase & Co.	6.000%	1/15/18	18,000	17,626
	Key Bank NA	4.950%	9/15/15	18,000	13,047
[2,4]	Lloyds TSB Group PLC	6.267%	11/14/49	6,875	5,444
	MBNA Corp.	7.500%	3/15/12	6,145	6,324
[2,4]	Manufacturers & Traders Trust Co.	4.291%	4/1/13	2,750	2,345
	Marshall & Ilsley Bank	5.250%	9/4/12	4,000	3,725
	Mellon Bank NA	4.750%	12/15/14	5,000	4,738
	Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	9,544
	National Australia Bank	8.600%	5/19/10	5,000	5,309
	National City Bank	6.250%	3/15/11	8,000	6,023
	National City Corp.	4.900%	1/15/15	3,435	2,002
	PNC Bank NA	4.875%	9/21/17	6,100	5,238
	PNC Bank NA	6.000%	12/7/17	4,500	4,182
	PNC Bank NA	6.875%	4/1/18	4,500	4,416
	PNC Funding Corp.	5.625%	2/1/17	5,000	4,582
	Regions Financial Corp.	6.375%	5/15/12	8,975	8,443
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	2,000	1,891
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	4,000	3,807
	Sanwa Bank Ltd.	7.400%	6/15/11	2,825	3,007
4	Scotland International Finance	7.700%	8/15/10	10,000	10,451
	Skandinaviska Enskilda Banken	6.875%	2/15/09	5,000	5,075
[2,4]	Societe Generale	5.922%	12/5/49	20,000	16,531
	Southtrust Corp.	5.800%	6/15/14	14,705	13,248
	Sovereign Bancorp, Inc.	4.800%	9/1/10	5,000	4,461
2	Sovereign Bank	4.375%	8/1/13	2,458	1,842
	State Street Capital Trust	5.300%	1/15/16	12,000	11,319

3	SunTrust Banks, Inc.	2.802%	6/2/09	12,175	12,111
3	SunTrust Banks, Inc.	3.091%	4/1/15	6,000	5,112
[2,4]	Toronto-Dominion Bank	6.378%	10/15/49	13,000	10,082
	UBS AG	5.875%	7/15/16	10,000	9,531
	UBS AG	5.875%	12/20/17	4,000	3,787
	US Bank NA	6.300%	2/4/14	5,000	5,177
	US Bank NA	4.950%	10/30/14	14,750	14,105
2	USB Capital IX	6.189%	4/15/49	12,525	8,810
[2,4]	USB Realty Corp.	6.091%	12/15/49	3,450	2,234
[3,4]	Unicredit Luxembourg Finance	3.128%	1/13/17	14,925	13,949
	Union Planters Corp.	7.750%	3/1/11	10,000	9,891
	UnionBanCal Corp.	5.250%	12/16/13	3,000	2,740
4	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	6,228
	Wachovia Bank NA	4.800%	11/1/14	10,000	8,432
	Wachovia Bank NA	6.000%	11/15/17	12,000	10,310
2	Wachovia Corp.	7.980%	2/28/49	5,525	4,317
	Wachovia Corp.	5.625%	10/15/16	25,000	20,888
	Wachovia Corp.	5.750%	2/1/18	5,000	4,293
	Washington Mutual Bank	5.500%	1/15/13	6,147	4,351
	Washington Mutual Bank	5.650%	8/15/14	7,500	5,070
	Washington Mutual Bank	5.125%	1/15/15	9,000	5,695
	Washington Mutual Finance Corp.	6.875%	5/15/11	10,000	10,074
	Wells Fargo & Co.	5.125%	9/1/12	5,500	5,470
	Wells Fargo & Co.	5.250%	10/23/12	12,000	11,925
	Wells Fargo & Co.	4.375%	1/31/13	8,025	7,680
	Wells Fargo & Co.	4.950%	10/16/13	4,500	4,382
	Wells Fargo & Co.	4.625%	4/15/14	10,000	9,278
	Wells Fargo & Co.	5.125%	9/15/16	5,000	4,648
	Wells Fargo & Co.	5.625%	12/11/17	6,000	5,743
	Western Financial Bank	9.625%	5/15/12	1,640	1,679
[2,4]	Westpac Capital Trust III	5.819%	12/30/49	14,300	12,602
	Wilmington Trust Corp.	4.875%	4/15/13	18,305	16,752
	Zions Bancorp.	6.000%	9/15/15	11,000	7,724
	Zions Bancorp.	5.500%	11/16/15	8,000	5,394
	Brokerage (5.5%)
	BlackRock, Inc.	6.250%	9/15/17	10,000	9,667
2	Goldman Sachs Capital II	5.793%	6/1/49	30,000	20,550
3	Goldman Sachs Group, Inc.	3.129%	7/23/09	3,575	3,549
3	Goldman Sachs Group, Inc.	3.101%	6/28/10	8,925	8,688
	Goldman Sachs Group, Inc.	5.625%	1/15/17	29,000	26,654
	Goldman Sachs Group, Inc.	5.950%	1/18/18	12,000	11,381
	Goldman Sachs Group, Inc.	6.150%	4/1/18	20,750	20,054
	Jefferies Group Inc.	5.875%	6/8/14	7,500	6,943
	Lazard Group	6.850%	6/15/17	5,000	4,326
	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	12,755	11,940
	Lehman Brothers Holdings, Inc.	6.200%	9/26/14	22,500	21,127
	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	20,000	18,090
	Lehman Brothers Holdings, Inc.	6.875%	5/2/18	5,000	4,722
	Merrill Lynch & Co., Inc.	4.500%	11/4/10	25,000	24,197
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	5,425	5,070
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	15,000	13,412
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	12,000	10,324
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	10,000	9,451
	Morgan Stanley Dean Witter	4.750%	4/1/14	26,250	22,811
	Morgan Stanley Dean Witter	5.375%	10/15/15	15,000	13,270
	Morgan Stanley Dean Witter	5.950%	12/28/17	20,000	17,694
	Morgan Stanley Dean Witter	6.625%	4/1/18	52,150	48,762

	Finance Companies (6.1%)
	American Express Bank, FSB	5.500%	4/16/13	7,000	6,768
3	American Express Centurion Bank	2.620%	11/16/09	5,000	4,875
	American Express Centurion Bank	5.200%	11/26/10	8,750	8,788
	American Express Centurion Bank	5.550%	10/17/12	10,400	10,256
	American Express Centurion Bank	6.000%	9/13/17	21,000	20,363
	American Express Co.	4.875%	7/15/13	16,417	15,579
	American General Finance Corp.	4.875%	5/15/10	1,000	941
	American General Finance Corp.	5.625%	8/17/11	15,500	14,147
	American General Finance Corp.	4.875%	7/15/12	12,000	10,217
	American General Finance Corp.	5.850%	6/1/13	25,000	21,465
	American General Finance Corp.	6.900%	12/15/17	7,000	5,665
3	CIT Group, Inc.	2.935%	2/13/12	2,750	2,035
	CIT Group, Inc.	5.000%	2/1/15	12,000	8,460
	CIT Group, Inc.	5.400%	1/30/16	11,000	7,700
	CIT Group, Inc.	5.650%	2/13/17	1,500	1,050
	Countrywide Financial Corp.	5.800%	6/7/12	3,415	3,150
	Countrywide Home Loan	4.000%	3/22/11	4,200	3,864
2	General Electric Capital Corp.	6.375%	11/15/67	14,450	13,245
	General Electric Capital Corp.	5.875%	2/15/12	54,600	56,437
	General Electric Capital Corp.	4.375%	3/3/12	5,200	5,124
	General Electric Capital Corp.	6.000%	6/15/12	25,000	25,914
	General Electric Capital Corp.	5.250%	10/19/12	10,200	10,297
	General Electric Capital Corp.	5.625%	5/1/18	20,000	19,487
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	21,946
	HSBC Finance Corp.	4.125%	11/16/09	5,000	4,966
3	HSBC Finance Corp.	3.126%	9/14/12	8,000	7,428
	International Lease Finance Corp.	4.950%	2/1/11	6,300	5,848
	International Lease Finance Corp.	5.450%	3/24/11	800	740
	International Lease Finance Corp.	5.750%	6/15/11	3,900	3,588
	International Lease Finance Corp.	6.375%	3/25/13	9,375	8,383
	International Lease Finance Corp.	5.875%	5/1/13	10,000	8,735
	International Lease Finance Corp.	5.650%	6/1/14	10,000	8,428
	iStar Financial Inc.	5.950%	10/15/13	10,000	7,000
	SLM Corp.	5.050%	11/14/14	7,500	6,151
4	USAA Capital Corp.	4.996%	12/12/11	15,000	15,208

	Insurance (5.9%)
	ACE INA Holdings, Inc.	5.700%	2/15/17	3,000	2,874
	ACE INA Holdings, Inc.	5.800%	3/15/18	3,000	2,873
[2,4]	AGFC Capital Trust I	6.000%	1/15/67	8,000	6,129
	Allied World Assurance	7.500%	8/1/16	5,000	4,730
	American International Group, Inc.	5.850%	1/16/18	10,000	8,994
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	3,000	3,012
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	29,100	28,728
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	17,100	17,002
2	Chubb Corp.	6.375%	3/26/67	8,000	7,268
	Chubb Corp.	5.750%	5/15/18	3,000	2,894
	CIGNA Corp.	7.000%	1/15/11	10,000	10,328
	Coventry Health Care Inc.	5.875%	1/15/12	625	607
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	3,532
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	1,740	1,224
2	Genworth Financial, Inc.	6.150%	11/15/66	8,000	6,034
	Genworth Financial, Inc.	5.750%	5/15/13	5,250	5,033
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	10,000	9,594

	Humana Inc.	7.200%	6/15/18	10,000	9,762
2	ING Capital Funding Trust III	5.775%	12/8/49	3,120	2,575
[2,4]	Liberty Mutual Insurance Co.	7.000%	3/15/37	2,225	1,797
2	Lincoln National Corp.	6.050%	4/20/67	5,940	4,805
	Lincoln National Corp.	6.200%	12/15/11	7,000	7,153
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	5,325	5,136
[3,4]	MassMutual Global Funding II	2.832%	12/6/13	35,000	33,067
[3,4]	Merna Reinsurance Ltd.	4.551%	7/7/10	5,450	5,201
4	MetLife Global Funding I	5.125%	4/10/13	10,300	10,194
	MetLife, Inc.	5.375%	12/15/12	10,000	9,866
[3,4]	Monumental Global Funding III	2.970%	1/25/13	10,000	9,336
	Nationwide Financial Services	5.900%	7/1/12	5,000	5,047
4	New York Life Global Funding	5.250%	10/16/12	5,000	5,108
4	New York Life Global Funding	5.375%	9/15/13	12,000	12,295
[2,4]	Oil Insurance Ltd.	7.558%	6/30/49	10,600	9,243
2	PartnerRe Finance II	6.440%	12/1/66	15,000	11,537
4	Principal Life Global	4.400%	10/1/10	10,000	10,052
2	Progressive Corp.	6.700%	6/15/37	2,200	1,820
	Protective Life Secured Trust	4.000%	4/1/11	5,000	4,838
	Prudential Financial, Inc.	5.100%	9/20/14	15,000	13,856
	Prudential Financial, Inc.	4.750%	6/13/15	7,000	6,279
2	Travelers Cos. Inc.	6.250%	3/15/37	4,750	4,102
	Travelers Cos. Inc.	5.800%	5/15/18	4,500	4,323
	Travelers Cos., Inc.	5.500%	12/1/15	4,000	3,872
	Travelers Property Casualty Corp.	5.000%	3/15/13	5,000	4,894
	UnitedHealth Group, Inc.	5.000%	8/15/14	12,000	11,145
	UnitedHealth Group, Inc.	6.000%	2/15/18	6,000	5,734
	WellPoint Inc.	6.375%	1/15/12	12,500	12,692
	WellPoint Inc.	6.800%	8/1/12	5,000	5,162
4	Xlliac Global Funding	4.800%	8/10/10	3,300	3,260
[2,4]	ZFS Finance USA Trust I	5.875%	5/9/32	4,400	3,889

	Real Estate Investment Trust (2.9%)
	Arden Realty LP	5.200%	9/1/11	1,900	1,899
	AvalonBay Communities, Inc.	5.750%	9/15/16	13,550	12,285
	Boston Properties, Inc.	6.250%	1/15/13	6,680	6,712
	Camden Property Trust	5.000%	6/15/15	10,000	8,704
	Colonial Realty LP	5.500%	10/1/15	3,000	2,605
	CPG Partners LP	8.250%	2/1/11	5,000	5,230
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,500	7,090
	Equity One Inc.	6.250%	1/15/17	5,000	4,306
	ERP Operating LP	5.125%	3/15/16	11,000	9,595
	HCP Inc.	6.700%	1/30/18	5,000	4,409
	Health Care Property Investors, Inc.	6.000%	1/30/17	5,000	4,256
	Health Care REIT, Inc.	8.000%	9/12/12	5,000	5,179
	Health Care REIT, Inc.	5.875%	5/15/15	5,725	5,210
	Hospitality Properties	6.300%	6/15/16	5,000	4,104
	HRPT Properties Trust	5.750%	2/15/14	6,061	5,463
	HRPT Properties Trust	6.400%	2/15/15	9,500	8,718
	Kimco Realty Corp.	5.783%	3/15/16	10,000	9,183
	Liberty Property LP	5.125%	3/2/15	5,000	4,502
	National Retail Properties	6.875%	10/15/17	7,000	6,389
	ProLogis	5.625%	11/15/15	5,000	4,459
	ProLogis	5.625%	11/15/16	5,500	4,858
	ProLogis	6.625%	5/15/18	5,000	4,620
	Regency Centers LP	4.950%	4/15/14	5,000	4,614

	Simon Property Group Inc.	4.875%	3/18/10	10,000	9,920
	Simon Property Group Inc.	4.875%	8/15/10	3,750	3,681
	Simon Property Group Inc.	5.250%	12/1/16	5,000	4,442
	Simon Property Group Inc.	6.125%	5/30/18	20,000	18,642
4	Westfield Capital Corp.	4.375%	11/15/10	5,270	5,104

	Other (0.2%)
4	Targeted Return Index Securities Trust	6.814%	1/15/12	13,300	13,882
					2,350,824
Industrial (32.7%)
	Basic Industries (1.4%)
4	ABX Financing Co.	5.750%	10/15/16	7,000	6,802
	Air Products & Chemicals Inc.	4.150%	2/1/13	3,700	3,607
	Alcoa, Inc.	5.550%	2/1/17	5,000	4,628
	Alcoa, Inc.	5.870%	2/23/22	1,100	993
4	ArcelorMittal	6.125%	6/1/18	8,000	7,675
	Arcelormittal USA	6.500%	4/15/14	2,200	2,232
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	11,525	11,590
4	GTL Trade Finance Inc.	7.250%	10/20/17	3,000	3,001
	International Paper Co.	7.950%	6/15/18	2,200	2,208
	Monsanto Co.	5.125%	4/15/18	2,600	2,540
	PPG Industries, Inc.	6.650%	3/15/18	5,000	5,108
	Praxair, Inc.	5.250%	11/15/14	5,000	4,993
	Rio Tinto Finance USA Ltd.	2.625%	9/30/08	7,000	6,986
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,000	9,108
	Rohm & Haas Co.	6.000%	9/15/17	6,000	5,879
	Weyerhaeuser Co.	6.750%	3/15/12	7,461	7,646

	Capital Goods (3.5%)
	Allied Waste North America Inc.	6.875%	6/1/17	2,675	2,561
	Avery Dennison Corp.	4.875%	1/15/13	6,800	6,550
[2,4]	BAE Systems Asset Trust	7.156%	12/15/11	5,021	5,199
4	BAE Systems Holdings Inc.	5.200%	8/15/15	10,000	9,467
	Boeing Capital Corp.	6.100%	3/1/11	5,000	5,221
	Boeing Co.	5.125%	2/15/13	8,000	8,132
[2,4]	C8 Capital SPV Ltd.	6.640%	12/15/49	3,925	3,652
	Caterpillar Financial Services Corp.	4.250%	2/8/13	8,900	8,758
	Caterpillar Financial Services Corp.	4.600%	1/15/14	3,000	2,953
	Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,018
	Caterpillar Financial Services Corp.	5.450%	4/15/18	5,000	4,946
	Crane Co.	5.500%	9/15/13	5,000	4,896
	CRH America Inc.	6.000%	9/30/16	7,000	6,194
	CRH America Inc.	8.125%	7/15/18	10,000	10,088
	Embraer Overseas Ltd.	6.375%	1/24/17	4,000	3,795
	Emerson Electric Co.	5.250%	10/15/18	5,000	4,905
	General Dynamics Corp.	4.250%	5/15/13	16,350	16,261
	General Electric Co.	5.250%	12/6/17	5,000	4,862
	Honeywell International, Inc.	5.300%	3/1/18	7,000	6,854
	John Deere Capital Corp	4.500%	4/3/13	1,000	995
	John Deere Capital Corp.	7.000%	3/15/12	13,440	14,489
	John Deere Capital Corp.	5.350%	4/3/18	3,000	2,950
	L-3 Communications Corp.	7.625%	6/15/12	675	685
	L-3 Communications Corp.	6.125%	7/15/13	450	430
	L-3 Communications Corp.	5.875%	1/15/15	1,400	1,306
	Lafarge SA	6.500%	7/15/16	5,000	4,866
	Masco Corp.	5.875%	7/15/12	10,560	9,737
[2,4]	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	1,149	1,162
	Raytheon Co.	4.850%	1/15/11	13,850	13,883
	Textron Financial Corp.	4.600%	5/3/10	8,000	7,954

	Tyco International Group SA	6.375%	10/15/11	10,000	10,186
	Tyco International Group SA	6.000%	11/15/13	11,000	10,778
	United Technologies Corp.	5.375%	12/15/17	12,000	12,052
	Vulcan Materials Co.	6.300%	6/15/13	2,175	2,182
	Waste Management, Inc.	7.375%	8/1/10	4,870	5,068

	Communications (5.6%)
	AT&T Inc.	6.250%	3/15/11	5,000	5,179
	AT&T Inc.	4.950%	1/15/13	4,380	4,388
	AT&T Inc.	5.100%	9/15/14	10,000	9,873
	AT&T Inc.	5.625%	6/15/16	13,000	12,902
	AT&T Inc.	5.600%	5/15/18	15,000	14,838
	British Sky Broadcasting Corp.	6.875%	2/23/09	10,000	10,141
	British Sky Broadcasting Corp.	8.200%	7/15/09	4,125	4,236
4	British Sky Broadcasting Corp.	6.100%	2/15/18	5,000	4,879
	British Telecommunications PLC	8.620%	12/15/10	5,450	5,879
	Comcast Cable Communications, Inc.	8.875%	5/1/17	3,400	3,872
	Comcast Corp.	5.500%	3/15/11	7,000	7,068
	Comcast Corp.	5.900%	3/15/16	15,000	14,672
	Comcast Corp.	4.950%	6/15/16	10,000	9,222
	Cox Communications, Inc.	6.750%	3/15/11	10,000	10,325
	Cox Communications, Inc.	4.625%	6/1/13	4,000	3,812
4	Cox Enterprises, Inc.	7.875%	9/15/10	5,000	5,284
	Deutsche Telekom International Finance	8.500%	6/15/10	16,000	16,939
	France Telecom	7.750%	3/1/11	25,000	26,666
	News America Inc.	4.750%	3/15/10	9,800	9,808
	Rogers Cable Inc.	6.750%	3/15/15	6,000	6,098
	Telecom Italia Capital	5.250%	11/15/13	10,000	9,480
	Telecom Italia Capital	6.999%	6/4/18	7,000	7,056
	Telefonica Emisiones SAU	5.984%	6/20/11	5,000	5,181
	Telefonica Emisiones SAU	6.421%	6/20/16	7,000	7,101
	Telefonos de Mexico SA	5.500%	1/27/15	10,000	9,613
	Time Warner Cable Inc.	6.750%	7/1/18	20,000	20,250
	Univision Communications, Inc.	3.875%	10/15/08	7,000	6,921
	Verizon Communications Corp.	5.550%	2/15/16	5,000	4,896
	Verizon Communications Corp.	5.500%	2/15/18	5,000	4,801
	Verizon Global Funding Corp.	6.875%	6/15/12	16,000	16,979
	Verizon Global Funding Corp.	7.375%	9/1/12	40,000	43,267
4	Vivendi	5.750%	4/4/13	5,450	5,368
	Vodafone AirTouch PLC	7.750%	2/15/10	5,820	6,092
	Vodafone Group PLC	5.000%	9/15/15	11,850	11,142

	Consumer Cyclical (4.4%)
	Autozone, Inc.	6.500%	1/15/14	5,425	5,476
4	Best Buy Co.	6.750%	7/15/13	4,400	4,459
	Centex Corp.	7.875%	2/1/11	4,160	3,910
[2,4]	CVS Caremark Corp.	6.117%	1/10/13	6,561	6,501
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	600	616
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	3,300	3,307
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	30,000	30,103
	DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	6,736	7,003
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	10,000	10,112
	Darden Restaurants Inc.	6.200%	10/15/17	5,000	4,647
	Federated Retail Holding	5.900%	12/1/16	5,000	4,331
	Gamestop Corp.	8.000%	10/1/12	2,475	2,549
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	3,300	3,177

4	Harley-Davidson Inc.	5.000%	12/15/10	2,600	2,604
	Harrah’s Entertainment Inc.	7.875%	3/15/10	1,575	1,390
	Home Depot Inc.	5.400%	3/1/16	12,875	11,578
	International Speedway Corp.	4.200%	4/15/09	3,815	3,815
	International Speedway Corp.	5.400%	4/15/14	7,000	6,897
	J.C. Penney Co., Inc.	7.950%	4/1/17	5,000	5,001
	Johnson Controls, Inc.	5.250%	1/15/11	3,000	3,027
	K. Hovnanian Enterprises	6.250%	1/15/16	4,260	2,599
	KB Home	6.375%	8/15/11	2,250	2,070
	KB Home	7.250%	6/15/18	600	507
	Kohl’s Corp.	6.250%	12/15/17	7,000	6,660
	Lowe’s Cos., Inc.	5.600%	9/15/12	5,450	5,651
	Lowe’s Cos., Inc.	5.000%	10/15/15	7,000	6,796
	McDonald’s Corp.	5.800%	10/15/17	5,000	5,091
	McDonald’s Corp.	5.350%	3/1/18	20,000	19,684
	MDC Holdings Inc.	7.000%	12/1/12	1,615	1,628
	MGM Mirage, Inc.	8.500%	9/15/10	1,400	1,348
	MGM Mirage, Inc.	6.750%	4/1/13	1,075	898
	MGM Mirage, Inc.	5.875%	2/27/14	1,000	790
4	Nissan Motor Acceptance Corp.	4.625%	3/8/10	11,570	11,487
4	Nissan Motor Acceptance Corp.	5.625%	3/14/11	10,500	10,419
	Pulte Homes, Inc.	5.200%	2/15/15	5,000	4,176
	Royal Caribbean Cruises	7.000%	6/15/13	3,250	2,884
	Royal Caribbean Cruises	6.875%	12/1/13	680	593
	Ryland Group, Inc.	5.375%	1/15/15	10,000	8,245
	Tenneco Automotive Inc.	8.625%	11/15/14	1,100	927
	The Walt Disney Co.	5.625%	9/15/16	10,000	10,195
	Toll Corp.	8.250%	2/1/11	695	667
	Viacom Inc.	6.125%	10/5/17	5,000	4,777
	Wal-Mart Stores, Inc.	4.550%	5/1/13	13,000	13,129
	Western Union Co.	5.400%	11/17/11	14,000	14,009
	Yum! Brands, Inc.	7.700%	7/1/12	7,000	7,535
	Yum! Brands, Inc.	6.250%	3/15/18	3,000	2,886

	Consumer Noncyclical (9.2%)
	Abbott Laboratories	5.600%	11/30/17	16,000	16,167
	Allergan Inc.	5.750%	4/1/16	10,000	9,702
	AmerisourceBergen Corp.	5.625%	9/15/12	2,800	2,764
	AmerisourceBergen Corp.	5.875%	9/15/15	3,000	2,866
	Amgen Inc.	4.850%	11/18/14	15,000	14,337
	Amgen Inc.	5.850%	6/1/17	10,000	9,989
	Anheuser-Busch Cos., Inc.	5.500%	1/15/18	5,000	4,663
	Archer-Daniels-Midland Co.	5.870%	11/15/10	10,000	10,379
	AstraZeneca PLC	5.400%	6/1/14	5,025	5,149
	AstraZeneca PLC	5.900%	9/15/17	14,475	14,891
	Baxter Finco, BV	4.750%	10/15/10	16,860	17,096
	Becton, Dickinson & Co.	4.550%	4/15/13	8,000	7,891
	Biogen Idec Inc.	6.875%	3/1/18	27,000	27,453
	Boston Scientific	5.125%	1/12/17	6,000	5,175
	Bottling Group LLC	5.500%	4/1/16	7,000	7,015
	Bristol-Myers Squibb Co.	5.250%	8/15/13	13,400	13,591
	Bunge Ltd. Finance Corp.	5.875%	5/15/13	2,000	1,939
	Campbell Soup Co.	4.875%	10/1/13	10,000	10,044
4	Cargill Inc.	4.375%	6/1/13	8,600	8,224
	Clorox Co.	5.000%	1/15/15	7,000	6,632
	Coca Cola Bottling Co.	5.000%	11/15/12	7,000	6,940

	Coca-Cola Co.	5.350%	11/15/17	17,000	17,117
	Colgate-Palmolive Co.	5.980%	4/25/12	14,300	15,140
	ConAgra Foods, Inc.	6.750%	9/15/11	2,950	3,055
	ConAgra Foods, Inc.	5.819%	6/15/17	4,687	4,531
4	Cosan Finance Ltd.	7.000%	2/1/17	1,340	1,266
	Covidien International	6.000%	10/15/17	4,000	4,015
	Diageo Capital PLC	5.750%	10/23/17	7,000	6,889
	Estee Lauder Cos. Inc.	6.000%	1/15/12	6,800	7,040
4	Fosters Finance Corp.	4.875%	10/1/14	4,000	3,801
	Genentech Inc.	4.750%	7/15/15	16,150	15,374
	General Mills, Inc.	6.000%	2/15/12	6,429	6,627
	General Mills, Inc.	5.200%	3/17/15	5,000	4,929
	General Mills, Inc.	5.700%	2/15/17	3,000	2,981
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	19,992
	H.J. Heinz Co.	5.350%	7/15/13	2,175	2,168
	Hasbro Inc.	6.300%	9/15/17	5,000	4,957
4	Health Care Services Corp.	7.750%	6/15/11	20,000	21,544
	Hershey Foods Corp.	4.850%	8/15/15	5,000	4,837
5	Hormel Foods Corp.	6.625%	6/1/11	16,085	16,930
	Johnson & Johnson	5.550%	8/15/17	7,500	7,846
	Kellogg Co.	6.600%	4/1/11	13,500	14,196
	Kimberly-Clark Corp.	4.875%	8/15/15	6,000	5,850
	Kraft Foods, Inc.	6.125%	2/1/18	5,000	4,909
	Kroger Co.	6.200%	6/15/12	9,300	9,563
	Kroger Co.	6.400%	8/15/17	5,000	5,143
	Land O’Lakes Inc.	9.000%	12/15/10	410	424
	Medco Health Solutions	7.125%	3/15/18	5,000	5,097
	Medtronic Inc.	4.750%	9/15/15	20,000	19,303
	Nabisco Inc.	7.550%	6/15/15	15,000	16,269
	PepsiAmericas Inc.	4.500%	3/15/13	6,000	5,905
	Pepsico, Inc.	5.000%	6/1/18	12,500	12,305
	Philips Electronics NV	5.750%	3/11/18	5,000	4,951
	Reynolds American Inc.	7.625%	6/1/16	875	897
4	SABMiller PLC	6.200%	7/1/11	13,000	13,259
	Safeway, Inc.	4.950%	8/16/10	5,495	5,501
	Safeway, Inc.	6.350%	8/15/17	3,000	3,063
	Schering-Plough Corp.	6.000%	9/15/17	5,000	4,926
	Smithfield Foods, Inc.	7.750%	7/1/17	1,800	1,530
	Sysco Corp.	5.250%	2/12/18	12,000	12,050
4	Tesco PLC	5.500%	11/15/17	7,000	6,732
	Wyeth	6.950%	3/15/11	10,000	10,575
	Wyeth	5.500%	3/15/13	13,000	13,304
	Wyeth	5.500%	2/1/14	5,000	5,070
	Wyeth	5.500%	2/15/16	10,000	9,991

	Energy (3.9%)
	Anadarko Finance Co.	6.750%	5/1/11	1,750	1,815
	Anadarko Petroleum Corp.	5.950%	9/15/16	18,000	17,948
	Apache Corp.	6.250%	4/15/12	4,325	4,546
	Apache Corp.	5.625%	1/15/17	4,000	4,062
	BJ Services Co.	6.000%	6/1/18	16,000	16,158
	Canadian Natural Resources	5.700%	5/15/17	5,000	4,884
	Canadian Natural Resources	5.900%	2/1/18	10,000	9,932
	ConocoPhillips Canada	5.625%	10/15/16	15,000	15,285
	Devon Financing Corp.	6.875%	9/30/11	2,625	2,784
	Encana Corp.	5.900%	12/1/17	5,570	5,513

	EOG Resources Inc.	5.875%	9/15/17	3,000	3,010
4	GS-Caltex Oil Corp.	5.500%	10/15/15	6,000	5,405
	Kerr McGee Corp.	6.875%	9/15/11	5,000	5,250
4	LG Caltex Oil Corp.	5.500%	8/25/14	4,000	3,653
	Marathon Oil Corp.	5.900%	3/15/18	15,000	14,640
4	Nabors Industries Inc.	6.150%	2/15/18	3,000	2,948
	Nexen, Inc.	5.650%	5/15/17	3,000	2,890
	Noble Corp.	5.875%	6/1/13	3,000	3,100
	Petro-Canada	4.000%	7/15/13	8,000	7,521
	Petro-Canada Financial Partnership	6.050%	5/15/18	3,000	2,953
[2,4]	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	8,800	8,331
[2,4]	PF Export Receivables Master Trust	3.748%	6/1/13	1,933	1,840
[2,4]	PF Export Receivables Master Trust	6.436%	6/1/15	3,649	3,620
	Shell International Finance	4.950%	3/22/12	33,680	34,720
4	Statoil	5.125%	4/30/14	10,000	10,088
	Suncor Energy, Inc.	6.100%	6/1/18	5,000	5,031
	Transocean Inc.	6.000%	3/15/18	8,000	8,055
	Valero Energy Corp.	6.125%	6/15/17	10,000	9,610
	Weatherford International Inc.	6.350%	6/15/17	3,000	3,033
	Weatherford International Inc.	6.000%	3/15/18	10,000	9,860
	XTO Energy, Inc.	6.250%	4/15/13	5,000	5,106
	XTO Energy, Inc.	6.250%	8/1/17	5,000	4,975

	Technology (2.3%)
	Agilent Technologies Inc.	6.500%	11/1/17	5,950	5,811
	Cisco Systems Inc.	5.500%	2/22/16	21,940	22,190
4	Dell Inc.	5.650%	4/15/18	8,000	7,770
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	9,689
	Equifax Inc.	6.300%	7/1/17	5,000	4,772
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	6,885
	IBM International Group Capital	5.050%	10/22/12	25,000	25,592
	International Business Machines Corp.	5.700%	9/14/17	7,000	7,122
	Intuit Inc.	5.750%	3/15/17	5,000	4,704
	Lexmark International Inc.	6.650%	6/1/18	7,000	6,781
	Oracle Corp.	5.250%	1/15/16	13,000	12,886
	Pitney Bowes, Inc.	5.000%	3/15/15	10,000	9,707
	Pitney Bowes, Inc.	5.750%	9/15/17	5,000	4,942
	Xerox Corp.	5.650%	5/15/13	10,000	9,947

	Transportation (1.7%)
	American Airlines, Inc.	6.817%	5/23/11	714	544
2	Burlington Northern Railroad Co. Equipment Trust	7.330%	6/23/10	746	762
	Burlington Northern Santa Fe Corp.	8.125%	4/15/20	5,000	5,749
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,009
	Continental Airlines, Inc.	6.563%	2/15/12	3,000	2,663
2	Continental Airlines, Inc.	6.648%	9/15/17	888	792
2	Continental Airlines, Inc.	6.900%	1/2/18	227	199
2	Continental Airlines, Inc.	9.798%	4/1/21	2,250	1,687
2	Delta Air Lines, Inc.	6.821%	8/10/22	3,201	2,633
2	Delta Air Lines, Inc.	8.021%	8/10/22	1,541	1,148
4	ERAC USA Finance Co.	7.950%	12/15/09	10,000	10,088
4	ERAC USA Finance Co.	8.000%	1/15/11	5,740	5,835
	FedEx Corp.	3.500%	4/1/09	2,700	2,693
	Greenbrier Co. Inc.	8.375%	5/15/15	2,540	2,311
3	JetBlue Airways Corp.	5.776%	11/15/08	448	445
3	JetBlue Airways Corp.	3.151%	12/15/13	4,227	3,668

3	JetBlue Airways Corp.	3.196%	3/15/14	7,150	5,356
3	JetBlue Airways Corp.	3.126%	11/15/16	4,765	3,443
	Norfolk Southern Corp.	8.625%	5/15/10	10,000	10,697
2	Northwest Airlines Inc.	7.027%	11/1/19	5,000	3,925
	Ryder System Inc.	5.850%	3/1/14	4,000	3,861
	Southwest Airlines Co.	5.250%	10/1/14	11,025	9,973
2	Southwest Airlines Co.	6.150%	8/1/22	3,931	3,705
	Union Pacific Corp.	6.650%	1/15/11	8,223	8,494
4	Union Pacific Corp.	5.214%	9/30/14	6,000	5,859
	Union Pacific Corp.	5.750%	11/15/17	2,500	2,414
2	United Air Lines Inc.	7.186%	4/1/11	3,682	3,617

	Other (0.7%)
	Black & Decker Corp.	7.125%	6/1/11	8,550	8,823
	Briggs & Stratton Corp.	8.875%	3/15/11	2,150	2,155
	Cintas Corp.	6.000%	6/1/12	5,000	5,151
	Cooper Industries, Inc.	5.450%	4/1/15	6,000	5,936
4	Noble Group Ltd.	8.500%	5/30/13	2,500	2,457
	Parker-Hannifin Corp	4.875%	2/15/13	6,100	6,085
	Rockwell Automation	5.650%	12/1/17	5,000	5,002
	Thermo Electron Corp.	5.000%	6/1/15	4,700	4,446
					2,000,161
Utilities (9.3%)
	Electric (5.9%)
4	AES Panama SA	6.350%	12/21/16	10,800	10,631
	American Water Capital Corp.	6.085%	10/15/17	8,750	8,475
	Appalachian Power Co.	5.650%	8/15/12	4,970	4,965
	Baltimore Gas & Electric Co.	5.900%	10/1/16	5,000	4,798
	Columbus Southern Power	5.500%	3/1/13	10,000	9,969
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	4,995
	Commonwealth Edison Co.	5.800%	3/15/18	8,000	7,802
	Connecticut Light & Power Co.	5.650%	5/1/18	4,000	3,987
	Consolidated Edison Co. of New York	4.875%	2/1/13	7,500	7,485
	Consumers Energy Co.	4.000%	5/15/10	6,680	6,646
2	Dominion Resources, Inc.	6.300%	9/30/66	10,990	9,885
	Dominion Resources, Inc.	6.400%	6/15/18	4,000	4,089
	Duke Energy Carolinas LLC	5.250%	1/15/18	5,000	4,911
4	EDP Finance BV	6.000%	2/2/18	6,000	5,917
	Entergy Gulf States, Inc.	5.250%	8/1/15	10,000	9,390
	FirstEnergy Corp.	6.450%	11/15/11	1,120	1,147
	Florida Power Corp.	5.650%	6/15/18	5,000	5,077
2	FPL Group Capital, Inc.	6.350%	10/1/66	10,850	9,499
	FPL Group Capital, Inc.	7.590%	7/10/18	5,675	5,692
	Georgia Power Co.	5.400%	6/1/18	5,000	4,938
[2,4]	GWF Energy LLC	6.131%	12/30/11	1,664	1,710
	Illinois Power	6.125%	11/15/17	5,000	4,822
	Illinois Power	6.250%	4/1/18	5,000	4,861
4	Israel Electric Corp. Ltd.	7.250%	1/15/19	1,675	1,670
4	ITC Holdings Corp.	6.050%	1/31/18	20,000	19,721
4	Korea East-West Power Co.	4.875%	4/21/11	5,000	4,956
4	Korea East-West Power Co.	5.250%	11/15/12	5,000	4,901
	MidAmerican Energy Co.	5.125%	1/15/13	9,000	9,035
4	MidAmerican Energy Holdings Co.	5.750%	4/1/18	5,000	4,976
	NiSource Finance Corp.	7.875%	11/15/10	5,594	5,856
	Northeast Utilities	7.250%	4/1/12	4,620	4,864
	Northern States Power Co.	5.250%	3/1/18	5,000	4,946

	Ohio Power Co.	4.850%	1/15/14	5,000	4,854
	Ohio Power Co.	6.000%	6/1/16	4,000	3,952
	Pacific Gas & Electric Co.	4.200%	3/1/11	5,000	4,973
	Pacific Gas & Electric Co.	4.800%	3/1/14	5,000	4,875
	PacifiCorp	5.650%	7/15/18	10,000	9,966
	PECO Energy Co.	5.950%	11/1/11	15,000	15,522
	PECO Energy Co.	4.750%	10/1/12	4,500	4,437
	Pennsylvania Electric Co.	6.050%	9/1/17	7,000	6,697
3	Pepco Holdings, Inc.	3.307%	6/1/10	3,075	3,014
	Potomac Electric Power	4.950%	11/15/13	5,465	5,334
2	PPL Capital Funding, Inc.	6.700%	3/30/67	15,000	12,758
	Progress Energy, Inc.	7.100%	3/1/11	516	540
	Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,179
	Public Service Co. of New Mexico	4.400%	9/15/08	1,600	1,596
	Sierra Pacific Power Co.	6.000%	5/15/16	5,000	4,940
	Southern Co.	5.300%	1/15/12	7,000	7,149
4	SP PowerAssets Ltd.	5.000%	10/22/13	15,000	14,866
	Tampa Electric Co.	6.375%	8/15/12	2,193	2,267
	Transalta Corp.	6.650%	5/15/18	5,000	4,966
4	United Electric Distribution	4.700%	4/15/11	10,000	10,056
	Virginia Electric & Power Co.	5.950%	9/15/17	5,000	5,044
2	Wisconsin Energy Corp.	6.250%	5/15/67	25,000	21,029

	Natural Gas (3.4%)
	AGL Capital Corp.	7.125%	1/14/11	10,000	10,437
	Atmos Energy Corp.	4.950%	10/15/14	6,420	5,967
	El Paso Natural Gas Co.	5.950%	4/15/17	3,000	2,873
2	Enbridge Energy Partners	8.050%	10/1/37	3,280	3,003
4	Enbridge Energy Partners	6.500%	4/15/18	10,000	10,003
	Enbridge Inc.	5.800%	6/15/14	10,000	9,987
	Energy Transfer Partners LP	6.700%	7/1/18	5,000	5,048
2	Enterprise Products Operating LP	8.375%	8/1/66	5,850	5,721
	Enterprise Products Operating LP	5.650%	4/1/13	16,975	16,888
	Equitable Resources Inc.	6.500%	4/1/18	15,000	15,057
4	Florida Gas Transmission	7.625%	12/1/10	5,000	5,290
4	Gulf South Pipeline Co.	6.300%	8/15/17	7,000	6,838
4	Gulfstream Natural Gas Systems	5.560%	11/1/15	8,500	8,117
	KeySpan Gas East Corp.	7.875%	2/1/10	10,000	10,452
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	5,000	4,895
	National Grid PLC	6.300%	8/1/16	7,000	6,938
4	NGPL Pipeco LLC	7.119%	12/15/17	10,000	10,083
	Northwest Pipeline Corp.	5.950%	4/15/17	10,000	9,674
	ONEOK Partners, LP	6.150%	10/1/16	10,000	9,939
	Panhandle Eastern Pipeline	6.200%	11/1/17	5,000	4,684
	Plains All American Pipeline LP	4.750%	8/15/09	2,850	2,852
[3,4]	Rockies Express Pipeline LLC	5.100%	8/20/09	10,000	9,950
4	Rockies Express Pipeline LLC	6.850%	7/15/18	5,000	5,110
2	Southern Union Co.	7.200%	11/1/66	5,175	4,218
	Teppco Partners, LP	6.650%	4/15/18	20,000	20,175
2	Trans-Canada Pipelines	6.350%	5/15/67	4,000	3,180
					566,009
Total Corporate Bonds (Cost $5,946,963)					5,667,653
Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
	China Development Bank	5.000%	10/15/15	1,500	1,461
	Corp. Andina de Fomento	6.875%	3/15/12	4,225	4,451

	Corp. Andina de Fomento	5.200%	5/21/13	5,000	4,980
4	Export-Import Bank of Korea	4.125%	2/10/09	4,800	4,817
	Export-Import Bank of Korea	5.500%	10/17/12	12,700	12,862
4	Gaz Capital SA	6.212%	11/22/16	9,800	9,001
	Korea Development Bank	4.750%	7/20/09	15,950	16,020
4	Korea Highway Corp.	4.875%	4/7/14	5,000	4,785
2	Pemex Finance Ltd.	9.690%	8/15/09	3,750	3,819
4	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	4,856
	Petrobras International Finance	9.125%	7/2/13	3,937	4,537
	Petrobras International Finance	7.750%	9/15/14	400	442
[2,4]	Petroleum Export/Cayman	5.265%	6/15/11	4,312	4,237
4	Petronas Capital Ltd.	7.000%	5/22/12	15,000	16,215
[2,4]	Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	3,021	2,994
[2,4]	Ras Laffan Liquified Natural Gas Co. Ltd. II	5.298%	9/30/20	15,020	13,774
	Republic of Korea	4.250%	6/1/13	9,325	9,123
	Republic of Panama	7.250%	3/15/15	5,000	5,394
4	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	4,000	3,759
4	Taqa Abu Dhabi National Energy Co.	6.165%	10/25/17	10,000	9,540
4	Trans Capital Investment	5.670%	3/5/14	17,450	16,143
Total Sovereign Bonds (Cost $156,148)					153,210
Taxable Municipal Bonds (0.4%)
3	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	3.238%	10/15/12	14,210	13,377
	New York City NY IDA Special Fac. Rev.
	(American Airlines Inc. J.F.K International Project)	7.500%	8/1/16	1,825	1,642
	Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	9,870	8,753
Total Taxable Municiapal Bonds (Cost $25,807)					23,772
Tax-Exempt Municipal Bond (0.2%)
	Minnesota GO (Cost $9,021)	5.000%	8/1/12	8,630	9,306

				Shares

Preferred Stocks (0.8%)
	Aspen Insurance Holdings	7.401%		76,950	1,366
	Axis Capital Holdings	7.500%		50,000	4,283
3	Bank of America Corp.	5.908%		213,775	3,207
3	Goldman Sachs Group, Inc.	6.050%		582,000	8,730
	Lehman Brothers Holdings	7.250%		8,740	5,681
3	Merrill Lynch & Co., Inc.	6.000%		44,600	495
	Santander Financial	6.800%		117,650	2,462
	Southern California Edison Co.	5.349%		211,400	20,492
3	SunTrust Banks, Inc.	6.224%		105,500	1,583
3	Zions Bancorp.	6.214%		86,350	1,032
Total Preferred Stocks (Cost $65,720)					49,331

				Market
				Value
		Coupon	Shares	($000)
Temporary Cash Investment (0.5%)
6	Vanguard Market Liquidity Fund (Cost $31,369)	2.386%	31,368,531	31,369
Total Investments (99.0%) (Cost $6,344,255)				6,043,763
Other Assets and Liabilities—Net (1.0%)				61,640
Net Assets (100%)				6,105,403

1	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Adjustable-rate note.
4

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of these securities was $829,357,000, representing 13.6% of net assets.

5	Securities with a value of $11,330,000 have been segregated as initial margin for open futures contracts.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Vanguard® Long-Term Investment Grade Fund
Schedule of Investments
July 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.0%)
U.S. Government Securities (3.7%)
	U.S. Treasury Bond	5.000%	5/15/37	190,000	202,944

Agency Bonds and Notes (5.3%)
1	Federal Home Loan Bank	5.500%	7/15/36	100,000	104,534
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	95,000	109,276
1	Federal National Mortgage Assn.	6.625%	11/15/30	68,000	80,989
					294,799
Conventional Mortgage-Backed Securities (0.0%)
1	Federal National Mortgage Assn.	15.500%	10/1/12	1	1
Total U.S. Government and Agency Obligations (Cost $497,414)					497,744
Corporate Bonds (76.0%)
Finance (25.0%)
	Banking (11.5%)
	Abbey National PLC	7.950%	10/26/29	15,000	15,527
	Banc One Corp.	7.750%	7/15/25	25,000	26,403
	Banc One Corp.	7.625%	10/15/26	10,000	10,624
	Banc One Corp.	8.000%	4/29/27	15,000	15,978
	Bank of America Corp.	6.000%	10/15/36	60,000	53,856
	BB&T Corp.	5.250%	11/1/19	20,000	16,762
	Citigroup, Inc.	6.625%	1/15/28	25,000	22,610
	Citigroup, Inc.	6.625%	6/15/32	38,000	33,558
	Citigroup, Inc.	6.000%	10/31/33	22,900	18,762
	Citigroup, Inc.	5.850%	12/11/34	11,500	9,286
	Citigroup, Inc.	6.125%	8/25/36	13,335	11,459
	Comerica Bank	5.200%	8/22/17	25,000	18,639
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	28,000	28,994
2	HBOS Treasury Services PLC	6.000%	11/1/33	46,500	35,772
	HSBC Bank USA	5.875%	11/1/34	45,700	38,497
	HSBC Bank USA	5.625%	8/15/35	28,000	22,579
	HSBC Holdings PLC	7.625%	5/17/32	21,200	21,414
	JPMorgan Chase & Co.	6.400%	5/15/38	59,000	51,358
	Mellon Funding Corp.	5.500%	11/15/18	8,800	8,107
	National City Corp.	6.875%	5/15/19	15,000	8,306
	NationsBank Corp.	6.800%	3/15/28	35,000	32,630
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	26,125	21,956
	SunTrust Banks, Inc.	5.400%	4/1/20	10,000	8,322
	Wachovia Bank NA	5.850%	2/1/37	28,850	20,298
	Wachovia Corp.	6.605%	10/1/25	30,000	24,059
	Washington Mutual, Inc.	5.250%	9/15/17	35,000	22,615
	Wells Fargo & Co.	5.375%	2/7/35	30,000	24,871
	Wells Fargo Bank NA	5.950%	8/26/36	15,000	12,959

	Brokerage (2.6%)
	Goldman Sachs Group, Inc.	6.125%	2/15/33	45,725	39,624
	Goldman Sachs Group, Inc.	6.450%	5/1/36	15,000	12,981
	Goldman Sachs Group, Inc.	6.750%	10/1/37	31,000	27,752
	Lehman Brothers Holdings, Inc.	7.500%	5/11/38	15,000	13,708

	Merrill Lynch & Co., Inc.	6.875%	11/15/18	16,000	14,970
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	10,000	7,855
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	15,000	11,212
	Morgan Stanley Dean Witter	7.250%	4/1/32	20,000	18,372
	Finance Companies (1.8%)
	CIT Group, Inc.	6.000%	4/1/36	10,000	6,687
	General Electric Capital Corp.	6.750%	3/15/32	90,000	90,931

	Insurance (9.1%)
	ACE INA Holdings, Inc.	6.700%	5/15/36	30,000	28,648
	Allstate Corp.	6.750%	5/15/18	10,000	10,254
	Allstate Corp.	5.550%	5/9/35	14,075	11,736
	Allstate Corp.	5.950%	4/1/36	8,000	6,916
	American General Corp.	6.625%	2/15/29	33,000	29,148
	American International Group, Inc.	6.250%	5/1/36	10,000	8,787
	American Re Corp.	7.450%	12/15/26	10,000	10,127
	AXA Financial, Inc.	7.000%	4/1/28	34,910	34,279
	Hartford Financial Services Group, Inc.	5.950%	10/15/36	22,610	19,526
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	47,500	39,540
2	John Hancock Mutual Life Insurance Co.	7.375%	2/15/24	30,000	32,475
2	Liberty Mutual Insurance Co.	8.500%	5/15/25	28,335	29,836
	Lincoln National Corp.	6.150%	4/7/36	13,900	12,200
[2,3]	Massachusetts Mutual Life	7.625%	11/15/23	15,970	18,140
	MetLife, Inc.	6.375%	6/15/34	15,000	14,277
	MetLife, Inc.	5.700%	6/15/35	5,000	4,374
2	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	39,782
2	New York Life Insurance	5.875%	5/15/33	70,275	66,364
	Principal Financial Group, Inc.	6.050%	10/15/36	16,500	13,755
	Prudential Financial, Inc.	5.750%	7/15/33	23,000	19,226
	Prudential Financial, Inc.	5.400%	6/13/35	10,000	7,901
	Travelers Property Casualty Corp.	7.750%	4/15/26	25,000	27,360
	UnitedHealth Group, Inc.	5.800%	3/15/36	12,000	9,517
	XL Capital Ltd.	6.375%	11/15/24	11,500	8,886
					1,383,347
Industrial (39.1%)
	Basic Industry (2.5%)
	Aluminum Co. of America	6.750%	1/15/28	45,000	42,131
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	42,100	43,026
	Monsanto Co.	5.500%	7/30/35	15,000	13,694
	Morton International, Inc.	9.750%	6/1/20	10,000	13,097
	PPG Industries, Inc.	9.000%	5/1/21	9,750	12,213
	Weyerhaeuser Co.	7.375%	3/15/32	15,000	14,485

	Capital Goods (4.9%)
	Boeing Co.	6.625%	2/15/38	13,000	13,614
	Boeing Co.	7.875%	4/15/43	8,000	9,102
	Caterpillar, Inc.	6.625%	7/15/28	35,000	36,804
	Deere & Co.	7.125%	3/3/31	15,000	16,304
2	Hutchison Whampoa International Ltd.	7.450%	11/24/33	50,000	51,017
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	35,000	37,797
	Minnesota Mining & Manufacturing Corp.	5.700%	3/15/37	35,000	34,891
	PACTIV Corp.	8.125%	6/15/17	10,000	10,874
2	Siemens Financieringsmat	6.125%	8/17/26	27,000	25,873
	United Technologies Corp.	8.875%	11/15/19	15,000	19,263
	United Technologies Corp.	7.500%	9/15/29	15,000	17,139

	Communication (10.9%)
	AT&T Wireless	8.750%	3/1/31	50,000	59,711
	Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	6,962
	BellSouth Corp.	6.875%	10/15/31	40,000	39,780
	BellSouth Corp.	6.000%	11/15/34	40,000	36,456
	CBS Corp.	7.875%	7/30/30	40,000	36,893
	Comcast Corp.	5.650%	6/15/35	30,500	25,440
	Comcast Corp.	6.450%	3/15/37	14,500	13,316
2	Cox Communications, Inc.	6.450%	12/1/36	10,000	9,186
	Deutsche Telekom International Finance	8.750%	6/15/30	50,000	56,125
	France Telecom	8.500%	3/1/31	48,175	57,102
	GTE Corp.	6.940%	4/15/28	20,000	19,008
	Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	20,667
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	26,618
	New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	26,122
	News America Inc.	6.200%	12/15/34	11,750	10,662
	News America Inc.	6.400%	12/15/35	28,000	25,989
	Pacific Bell	7.125%	3/15/26	15,000	15,306
	Telefonica Europe BV	8.250%	9/15/30	15,500	17,716
	Time Warner Cable Inc.	6.550%	5/1/37	40,000	36,939
	Verizon Communications Corp.	6.250%	4/1/37	15,000	13,750
	Verizon Global Funding Corp.	7.750%	12/1/30	10,500	11,073
	Verizon Global Funding Corp.	5.850%	9/15/35	30,000	26,418
	Verizon Maryland, Inc.	5.125%	6/15/33	12,000	9,283

	Consumer Cyclical (3.9%)
	CVS Corp.	6.250%	6/1/27	34,000	32,896
	Dayton Hudson Corp.	6.650%	8/1/28	15,000	14,866
	Lowe’s Cos., Inc.	6.500%	3/15/29	26,010	25,145
	Target Corp.	7.000%	7/15/31	20,000	20,433
	The Walt Disney Co.	7.000%	3/1/32	22,000	24,541
	Time Warner, Inc.	6.625%	5/15/29	10,775	9,683
	Time Warner, Inc.	6.500%	11/15/36	10,000	8,798
	Viacom Inc.	6.875%	4/30/36	10,000	9,089
	Wal-Mart Stores, Inc.	7.550%	2/15/30	50,000	56,531
	Wal-Mart Stores, Inc.	6.200%	4/15/38	14,000	13,643

	Consumer Noncyclical (11.2%)
	Anheuser-Busch Cos., Inc.	6.750%	12/15/27	10,000	9,612
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	31,900	30,202
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	11,460	9,452
	Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	10,915
	AstraZeneca PLC	6.450%	9/15/37	10,000	10,291
	Becton, Dickinson & Co.	4.900%	4/15/18	13,200	12,520
	Becton, Dickinson & Co.	7.000%	8/1/27	8,300	8,870
	Bestfoods	6.625%	4/15/28	30,000	31,048
	Bristol-Myers Squibb Co.	6.800%	11/15/26	20,000	20,915
2	Cargill Inc.	6.125%	9/15/36	23,000	20,873
	Coca-Cola Enterprises Inc.	6.950%	11/15/26	10,000	10,562
	CPC International, Inc.	7.250%	12/15/26	30,000	33,171
	Eli Lilly & Co.	7.125%	6/1/25	12,125	13,526
	Eli Lilly & Co.	5.500%	3/15/27	33,375	31,798
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	18,991
	Hershey Foods Corp.	7.200%	8/15/27	21,461	23,181
	Johnson & Johnson	6.950%	9/1/29	22,457	26,112
	Johnson & Johnson	5.850%	7/15/38	17,000	17,187
	Kellogg Co.	7.450%	4/1/31	18,800	21,138

	Kraft Foods, Inc.	6.500%	11/1/31	15,000	13,850
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	17,000	18,523
	Pharmacia Corp.	6.750%	12/15/27	28,000	30,010
	Procter & Gamble Co.	6.450%	1/15/26	27,000	28,568
	Procter & Gamble Co.	5.500%	2/1/34	25,000	24,261
	Procter & Gamble Co.	5.550%	3/5/37	12,000	11,420
3	Procter & Gamble Co. ESOP	9.360%	1/1/21	36,327	45,097
	Schering-Plough Corp.	6.750%	12/1/33	17,920	18,132
	Sysco Corp.	6.500%	8/1/28	22,000	23,240
	Wyeth	5.950%	4/1/37	50,000	47,550

	Energy (3.4%)
	Burlington Resources, Inc.	7.400%	12/1/31	25,000	28,050
	ChevronTexaco Corp.	8.625%	11/15/31	13,000	17,509
	ConocoPhillips	7.000%	3/30/29	10,000	10,739
	ConocoPhillips	5.900%	10/15/32	20,300	19,859
	Encana Corp.	6.500%	8/15/34	10,000	9,559
	Halliburton Co.	8.750%	2/15/21	10,000	12,638
	Mobil Corp.	8.625%	8/15/21	22,000	28,493
	Suncor Energy, Inc.	5.950%	12/1/34	22,400	20,241
	Tosco Corp.	7.800%	1/1/27	15,000	17,572
	Tosco Corp.	8.125%	2/15/30	20,000	23,812

	Technology (1.0%)
	International Business Machines Corp.	7.000%	10/30/25	50,000	54,350

Transportation (0.8%)
Burlington Northern Santa Fe Corp.	6.875%	12/1/27	25,000	25,273
Norfolk Southern Corp.	7.800%	5/15/27	18,500	20,544
Other (0.5%)
Eaton Corp.	7.625%	4/1/24	15,000	16,071
Eaton Corp.	5.250%	6/15/35	10,800	8,665
				2,161,861
Utilities (11.9%)
Electric (10.8%)
Alabama Power Co.	5.700%	2/15/33	12,800	11,965
Appalachian Power Co.	6.700%	8/15/37	50,000	46,847
Arizona Public Service Co.	5.625%	5/15/33	9,000	7,052
Baltimore Gas & Electric Co.	6.350%	10/1/36	10,000	9,011
Carolina Power & Light Co.	5.700%	4/1/35	7,500	6,947
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	14,576
Consolidated Edison Co. of New York	5.100%	6/15/33	9,600	7,880
Consolidated Edison Co. of New York	6.200%	6/15/36	14,000	13,338
Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	46,658
Florida Power & Light Co.	5.625%	4/1/34	16,275	15,234
Florida Power & Light Co.	4.950%	6/1/35	10,000	8,465
Florida Power & Light Co.	5.400%	9/1/35	10,000	9,051
Florida Power Corp.	6.750%	2/1/28	22,375	23,389
Indiana Michigan Power Co.	6.050%	3/15/37	15,000	12,885
MidAmerican Energy Holdings Co.	6.125%	4/1/36	20,000	18,866
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	50,000	55,284
Northern States Power Co.	7.125%	7/1/25	30,000	32,973
Northern States Power Co.	6.200%	7/1/37	50,000	50,186
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	12,668
PacifiCorp	6.100%	8/1/36	15,000	14,471
PacifiCorp	6.350%	7/15/38	20,000	19,810
PSE&G Power LLC	8.625%	4/15/31	15,000	17,804
Puget Sound Energy Inc.	6.724%	6/15/36	10,000	9,756
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	36,203
Southern California Edison Co.	6.000%	1/15/34	8,800	8,696
Tampa Electric Co.	6.150%	5/15/37	35,000	32,050
Virginia Electric & Power Co.	6.000%	5/15/37	50,000	46,748
Wisconsin Electric Power Co.	5.700%	12/1/36	10,365	9,520

Natural Gas (1.1%)
KeySpan Corp.	5.875%	4/1/33	12,000	10,272
KeySpan Corp.	5.803%	4/1/35	10,000	8,539
San Diego Gas & Electric	6.000%	6/1/26	25,000	24,750
Texas Eastern Transmission	7.000%	7/15/32	17,000	16,386
				658,280
Total Corporate Bonds (Cost $4,435,828)				4,203,488
Sovereign Bonds (U.S. Dollar-Denominated) (3.9%)
International Bank for Reconstruction & Development	7.625%	1/19/23	43,320	55,737
International Bank for Reconstruction & Development	4.750%	2/15/35	30,300	29,316
Province of British Columbia	6.500%	1/15/26	13,800	15,951
Province of Quebec	7.500%	9/15/29	24,500	31,460
Province of Saskatchewan	8.500%	7/15/22	5,000	6,931
Quebec Hydro Electric	9.400%	2/1/21	40,000	55,770
Republic of Italy	6.875%	9/27/23	17,700	20,634
Total Sovereign Bonds (Cost $197,523)				215,799
Taxable Municipal Bonds (8.5%)
Commonwealth Financing Auth. Pennsylvania Rev.	5.197%	6/1/26	25,000	24,099
George Washington Univ.	5.300%	2/1/17	25,000	24,241

Illinois (Taxable Pension) GO	4.950%	6/1/23	8,935	8,591
Illinois (Taxable Pension) GO	5.100%	6/1/33	145,000	133,586
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	50,002	56,857
New York City NY Transitional Finance Auth. Rev.	5.210%	8/1/17	51,980	50,774
North Carolina Duke Univ. Rev.	5.850%	4/1/37	38,850	39,007
Oregon Community College Dist.	5.440%	6/30/23	10,595	10,967
Oregon School Board Assn.	4.759%	6/30/28	15,000	13,246
President and Fellows of Harvard College	6.300%	10/1/37	56,345	58,257
Southern California Public Power Auth.	6.930%	5/15/17	27,000	30,601
Wisconsin Public Service Rev.	5.700%	5/1/26	23,025	22,520
Total Taxable Municipal Bonds (Cost $486,504)				472,746
Temporary Cash Investment (1.0%)
Repurchase Agreement
BNP Paribas Securities Corp.
(Dated 7/31/08, Repurchase Value
$55,899,000, collateralized by
U.S. Treasury Inflation-Indexed Note
1.750%, 1/15/28)
(Cost $55,896)	2.080%	8/1/08	55,896	55,896
Total Investments (98.4%) (Cost $5,673,165)				5,445,673
Other Assets and Liabilitie—Net (1.6%)				88,311
Net Assets (100%)				5,533,984

1	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of these securities was $329,318,000, representing 6.0% of net assets.

3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

GO—General Obligation Bond.

Vanguard® High-Yield Corporate Fund
Schedule of Investments
July 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government Securities (5.2%)
	U.S. Treasury Note	5.500%	5/15/09	90,165	92,532
	U.S. Treasury Note	5.750%	8/15/10	93,740	99,789
	U.S. Treasury Note	4.875%	7/31/11	95,750	101,375
	U.S. Treasury Note	4.000%	11/15/12	100,650	104,424
	U.S. Treasury Note	4.250%	8/15/13	56,900	59,541
Total U.S. Government Securities (Cost $443,210)					457,661
Corporate Bonds (91.9%)
Finance (3.1%)
	Banking (0.3%)
	Chevy Chase Savings Bank	6.875%	12/1/13	23,595	20,866
	Finance Companies (1.1%)
	General Motors Acceptance Corp. LLC	6.875%	8/28/12	37,825	23,548
	General Motors Acceptance Corp. LLC	6.750%	12/1/14	25,000	14,244
	General Motors Acceptance Corp. LLC	8.000%	11/1/31	107,560	61,847

	Insurance (0.6%)
	Provident Funding Mortgage Loan Trust	7.000%	7/15/18	31,750	30,586
	UnumProvident Corp.	6.750%	12/15/28	20,560	17,620
	UnumProvident Corp.	7.375%	6/15/32	6,295	5,750
	Real Estate Investment Trusts (1.1%)
1	Rouse Co.	6.750%	5/1/13	79,660	67,098
	Rouse Co.	5.375%	11/26/13	38,885	29,847
					271,406
Industrial (75.2%)
	Basic Industry (11.7%)
	Arcelormittal USA	6.500%	4/15/14	42,615	43,156
	Arch Western Finance	6.750%	7/1/13	67,495	67,495
	Bowater Canada Finance	7.950%	11/15/11	38,885	25,275
[2,3]	Calpine Corp.	5.685%	3/29/14	96,951	90,650
	Cascades Inc.	7.250%	2/15/13	38,615	32,630
	Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	39,685	41,471
	Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	104,410	109,630
^	Georgia Gulf Corp.	9.500%	10/15/14	41,785	31,548
	Georgia-Pacific Corp.	8.125%	5/15/11	34,730	34,209
1	Georgia-Pacific Corp.	7.125%	1/15/17	78,040	72,187
	Georgia-Pacific Corp.	8.000%	1/15/24	19,405	17,853
	IMC Global, Inc.	7.300%	1/15/28	22,500	21,375
	International Paper Co.	7.950%	6/15/18	39,550	39,596
1	Lender Process Services	8.125%	7/1/16	13,805	13,805
	Methanex Corp.	8.750%	8/15/12	28,910	30,356
1	Mosaic Co.	7.375%	12/1/14	8,060	8,372
1	Mosaic Co.	7.875%	12/1/16	6,715	7,026
[2,3]	Mylan Inc.	5.750%	12/11/17	15,516	15,205
[2,3]	Mylan Inc.	6.063%	12/11/17	7,436	7,288
[2,3]	Mylan Inc.	6.063%	12/11/17	14,873	14,575
	Neenah Paper Inc.	7.375%	11/15/14	28,380	24,123
	Novelis Inc.	7.250%	2/15/15	86,400	80,136
	Owens-Brockway Glass Container Inc.	8.250%	5/15/13	2,915	3,002

	Smurfit-Stone Container	8.000%	3/15/17	67,015	54,785
	Stone Container Corp.	7.375%	7/15/14	9,725	7,780
	US Steel Corp.	7.000%	2/1/18	68,085	66,389
1	Vedanta Resources PLC	9.500%	7/18/18	70,390	69,576

	Capital Goods (5.0%)
	Alliant Techsystems Inc.	6.750%	4/1/16	25,410	24,425
	Allied Waste North America Inc.	5.750%	2/15/11	6,805	6,711
	Allied Waste North America Inc.	6.375%	4/15/11	16,170	15,927
	Allied Waste North America Inc.	7.250%	3/15/15	7,680	7,565
	Allied Waste North America Inc.	7.125%	5/15/16	20,280	19,722
	Allied Waste North America Inc.	6.875%	6/1/17	51,175	49,000
1	Ashtead Capital Inc.	9.000%	8/15/16	22,555	19,848
[1]^	Ashtead Holding PLC	8.625%	8/1/15	10,310	8,983
	Ball Corp.	6.625%	3/15/18	18,800	18,236
	Case New Holland Inc.	7.125%	3/1/14	55,475	53,672
	Crown Americas Inc.	7.625%	11/15/13	22,580	22,919
	Crown Americas Inc.	7.750%	11/15/15	22,580	23,257
	L-3 Communications Corp.	7.625%	6/15/12	24,850	25,223
	L-3 Communications Corp.	6.125%	7/15/13	8,425	8,046
	L-3 Communications Corp.	6.375%	10/15/15	16,190	15,259
	Texas Industries Inc.	7.250%	7/15/13	19,470	19,032
	United Rentals NA Inc.	6.500%	2/15/12	92,250	83,025
	United Rentals NA Inc.	7.750%	11/15/13	28,350	22,680

	Communication (17.6%)
	CSC Holdings, Inc.	8.125%	7/15/09	7,420	7,494
	CSC Holdings, Inc.	8.125%	8/15/09	19,355	19,573
	CSC Holdings, Inc.	7.625%	4/1/11	35,765	35,497
	CSC Holdings, Inc.	6.750%	4/15/12	24,195	23,076
	CSC Holdings, Inc.	7.875%	2/15/18	29,580	27,546
	CSC Holdings, Inc.	7.625%	7/15/18	79,045	72,425
	CanWest Media Inc.	8.000%	9/15/12	73,909	64,301
1	CanWest MediaWorks LP	9.250%	8/1/15	50,000	38,750
1	Charter Communications OPT LLC	8.000%	4/30/12	95,150	91,106
1	Charter Communications OPT LLC	8.375%	4/30/14	76,940	72,708
	Citizens Communications	9.250%	5/15/11	62,665	65,015
	Citizens Communications	6.625%	3/15/15	29,850	27,313
	Citizens Communications	7.125%	3/15/19	4,850	4,268
	Citizens Communications	9.000%	8/15/31	12,655	11,200
1	Cricket Communications I	10.000%	7/15/15	2,430	2,448
	Dex Media, Inc.	8.000%	11/15/13	30,840	18,967
	DirecTV Holdings	6.375%	6/15/15	70,665	66,602
1	DirecTV Holdings	7.625%	5/15/16	48,620	48,255
	GCI Inc.	7.250%	2/15/14	53,475	46,523
	Idearc Inc.	8.000%	11/15/16	152,910	68,810
	Intelsat Bermuda Ltd.	7.625%	4/15/12	33,950	28,221
	Intelsat Bermuda Ltd.	6.500%	11/1/13	46,555	34,276
1	Intelsat Subsidiary Holding Co. Ltd.	8.500%	1/15/13	34,035	33,780
	Lamar Media Corp.	7.250%	1/1/13	4,860	4,653
	Lamar Media Corp.	6.625%	8/15/15	18,680	16,812
	Liberty Media Corp.	5.700%	5/15/13	75,450	68,012
	Liberty Media Corp.	8.500%	7/15/29	9,730	8,600
	Liberty Media Corp.	8.250%	2/1/30	44,115	38,970

	Mediacom Broadband LLC	8.500%	10/15/15	47,845	42,821
	Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	29,080	27,481
	Medianews Group Inc.	6.875%	10/1/13	26,317	10,264
4	Quebecor Media Inc.	7.750%	3/15/16	40,270	36,847
	Quebecor Media Inc.	7.750%	3/15/16	44,905	41,088
	Qwest Communications International Inc.	8.875%	3/15/12	90,455	90,116
	Qwest Communications International Inc.	7.500%	10/1/14	10,505	9,638
	R.H. Donnelley Corp.	6.875%	1/15/13	8,415	4,165
	R.H. Donnelley Corp.	6.875%	1/15/13	33,535	16,600
	R.H. Donnelley Corp.	8.875%	1/15/16	95,155	46,150
	R.H. Donnelley Corp.	8.875%	10/15/17	11,290	5,419
	US West Communications Group	6.875%	9/15/33	80,755	59,860
1	Videotron Ltd.	9.125%	4/15/18	5,905	6,112
	Windstream Corp.	8.125%	8/1/13	11,565	11,681
	Windstream Corp.	8.625%	8/1/16	57,015	57,728
	Windstream Corp.	7.000%	3/15/19	48,645	44,632

	Consumer Cyclical (13.2%)
	AMC Entertainment Inc.	8.000%	3/1/14	23,190	20,871
	Corrections Corp. of America	6.250%	3/15/13	12,065	11,763
	Corrections Corp. of America	6.750%	1/31/14	6,300	6,206
	Ford Motor Co.	7.450%	7/16/31	27,365	14,161
[2,3]	Ford Motor Credit Co.	5.460%	12/15/13	157,140	123,355
2	Ford Motor Credit Co.	7.241%	4/15/12	40,570	38,541
	Ford Motor Credit Co.	7.000%	10/1/13	144,115	102,319
	Ford Motor Credit Co.	8.000%	12/15/16	73,775	50,863
	General Motors Corp.	8.250%	7/15/23	47,885	23,703
^	General Motors Corp.	8.375%	7/15/33	47,265	23,396
	Harrah’s Operating Co., Inc.	5.625%	6/1/15	29,725	13,673
	Harrah’s Operating Co., Inc.	6.500%	6/1/16	15,740	7,083
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	95,125	41,617
	Host Hotels & Resorts LP	6.875%	11/1/14	41,280	36,946
	Host Marriott LP	7.125%	11/1/13	77,100	71,318
	MGM Mirage, Inc.	8.500%	9/15/10	78,475	75,532
	MGM Mirage, Inc.	8.375%	2/1/11	12,720	11,480
	MGM Mirage, Inc.	6.750%	9/1/12	34,305	30,103
	Mandalay Resort Group	9.375%	2/15/10	34,730	33,862
	Marquee Holdings Inc.	9.505%	8/15/14	27,715	22,172
	Marquee Inc.	8.625%	8/15/12	23,910	24,508
	Park Place Entertainment Corp.	8.125%	5/15/11	1,890	1,432
	Rite Aid Corp	10.375%	7/15/16	38,900	36,177
	Seneca Gaming Corp.	7.250%	5/1/12	28,640	26,134
	Service Corp. International	6.750%	4/1/16	4,038	3,796
	Service Corp. International	7.000%	6/15/17	41,725	38,804
	Service Corp. International	7.375%	10/1/14	10,990	10,688
	Service Corp. International	7.625%	10/1/18	35,040	33,463
^	Station Casinos	6.500%	2/1/14	19,665	9,538
	Station Casinos	6.875%	3/1/16	15,040	6,843
	Station Casinos	6.625%	3/15/18	9,820	4,468
1	TRW Automotive Inc.	7.000%	3/15/14	96,785	85,171
1	TRW Automotive Inc.	7.250%	3/15/17	49,145	41,773
	Tenneco Automotive Inc.	10.250%	7/15/13	10,147	10,502
	Wynn Las Vegas LLC	6.625%	12/1/14	40,825	36,845
	Wynn Las Vegas LLC	6.625%	12/1/14	36,780	33,194

	Consumer Noncyclical (11.2%)
	Aramark Corp.	8.500%	2/1/15	67,790	67,451
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	6,550	6,534
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	10,295	9,677
	Biomet, Inc.	11.625%	10/15/17	16,995	17,972
	Community Health Systems	8.875%	7/15/15	85,085	86,042
	Constellation Brands Inc.	7.250%	9/1/16	65,188	62,988
	Constellation Brands Inc.	7.250%	5/15/17	24,655	23,854
	Delhaize America Inc.	9.000%	4/15/31	12,665	14,603
2	Elan Financial PLC	6.676%	11/15/11	30,775	28,594
	Elan Financial PLC	7.750%	11/15/11	73,235	70,306
	Elan Financial PLC	8.875%	12/1/13	41,715	40,672
	Fisher Scientific International Inc.	6.750%	8/15/14	13,585	13,922
	Fisher Scientific International Inc.	6.125%	7/1/15	12,700	12,535
	HCA Inc.	5.750%	3/15/14	9,135	7,605
	HCA Inc.	6.375%	1/15/15	96,955	79,503
	HCA Inc.	6.500%	2/15/16	69,575	57,747
	HCA Inc.	9.250%	11/15/16	36,990	38,100
	HCA Inc.	7.690%	6/15/25	4,510	3,535
	Omnicare, Inc.	6.125%	6/1/13	6,565	6,056
	Omnicare, Inc.	6.750%	12/15/13	14,435	13,497
	Omnicare, Inc.	6.875%	12/15/15	17,560	16,155
	Reynolds American Inc.	7.250%	6/1/13	45,910	47,632
	Reynolds American Inc.	7.300%	7/15/15	36,460	37,235
	Smithfield Foods, Inc.	7.750%	7/1/17	63,120	53,652
	Supervalu Inc.	7.500%	11/15/14	9,725	9,628
	Tenet Healthcare Corp.	9.250%	2/1/15	11,445	11,388
	Tenet Healthcare Corp.	6.500%	6/1/12	13,690	13,296
	Tenet Healthcare Corp.	7.375%	2/1/13	13,755	12,930
	Tenet Healthcare Corp.	9.875%	7/1/14	63,575	63,893
	Ventas Realty LP/Capital Corp.	6.750%	6/1/10	7,650	7,660
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	24,485	23,781
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	16,405	16,077
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	17,655	16,419
	Energy (12.3%)
	Chesapeake Energy Corp.	6.625%	1/15/16	48,625	46,558
	Chesapeake Energy Corp.	6.875%	1/15/16	29,855	28,735
	Chesapeake Energy Corp.	6.500%	8/15/17	67,780	63,713
	Chesapeake Energy Corp.	6.250%	1/15/18	45,220	41,602
	Encore Acquisition Co.	6.250%	4/15/14	5,010	4,697
	Encore Acquisition Co.	6.000%	7/15/15	17,645	16,057
	Forest Oil Corp.	8.000%	12/15/11	21,660	22,039
	Forest Oil Corp.	7.750%	5/1/14	11,805	11,775
	Forest Oil Corp.	7.250%	6/15/19	38,860	36,625
	Hornbeck Offshore Services	6.125%	12/1/14	29,470	28,218
	Newfield Exploration Co.	6.625%	4/15/16	23,985	22,366
	Newfield Exploration Co.	7.125%	5/15/18	36,810	34,970
	OPTI Canada Inc.	7.875%	12/15/14	24,135	24,014
	OPTI Canada Inc.	8.250%	12/15/14	67,550	68,141
	Peabody Energy Corp.	6.875%	3/15/13	35,550	36,172
	Peabody Energy Corp.	7.375%	11/1/16	69,675	71,243
	Peabody Energy Corp.	7.875%	11/1/26	47,685	47,804
	Petrohawk Energy Corp.	9.125%	7/15/13	13,465	13,633
1	Petrohawk Energy Corp.	7.875%	6/1/15	27,920	26,873
1	Petroplus Finance Ltd.	6.750%	5/1/14	57,300	49,851
1	Petroplus Finance Ltd.	7.000%	5/1/17	51,725	43,966

	Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	32,321
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	64,023
	Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	35,834
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	11,228
	Plains Exploration & Production Co.	7.750%	6/15/15	9,715	9,569
	Plains Exploration & Production Co.	7.000%	3/15/17	15,685	14,705
	Plains Exploration & Production Co.	7.625%	6/1/18	17,780	17,247
	Pride International Inc.	7.375%	7/15/14	50,760	51,268
1	Sandridge Energy Inc.	8.000%	6/1/18	26,645	26,179
1	Southwestern Energy	7.500%	2/1/18	44,155	45,038
	Whiting Petroleum Corp.	7.250%	5/1/12	17,725	17,548
	Whiting Petroleum Corp.	7.250%	5/1/13	21,975	21,371
	Whiting Petroleum Corp.	7.000%	2/1/14	3,950	3,822

	Technology (1.6%)
	Freescale Semiconductor	8.875%	12/15/14	64,180	54,391
	IKON Office Solutions	7.750%	9/15/15	19,760	19,958
	NXP BV	7.875%	10/15/14	61,075	50,998
	Sensata Technologies	8.000%	5/1/14	16,955	14,412

	Telecommunications (0.1%)
	MetroPCS Wireless Inc.	9.250%	11/1/14	7,270	7,052

	Transportation (2.4%)
2	Avis Budget Car Rental	5.176%	5/15/14	8,045	5,471
	Avis Budget Car Rental	7.625%	5/15/14	57,285	40,672
	Avis Budget Car Rental	7.750%	5/15/16	45,750	31,339
4	Continental Airlines, Inc.	9.798%	4/1/21	32,635	24,476
	Continental Airlines, Inc.	6.903%	4/19/22	20,905	14,634
	Hertz Corp.	8.875%	1/1/14	76,280	69,987
^	Hertz Corp.	10.500%	1/1/16	32,355	28,472

	Other (0.1%)
	UCAR Finance, Inc.	10.250%	2/15/12	4,343	4,473
					6,637,605
Utilities (13.6%)
Electric (10.4%)
1	AES Corp.	8.750%	5/15/13	17,839	18,486
AES Corp.		7.750%	10/15/15	49,640	49,144
AES Corp.		8.000%	10/15/17	20,850	20,589
1	AES Corp.	8.000%	6/1/20	19,980	19,181
	Aquila Inc.	11.875%	7/1/12	4,815	5,597
	Aquila Inc.	7.950%	2/1/11	42,960	44,356
	Dynegy Inc.	8.375%	5/1/16	75,465	75,088
	Dynegy Inc.	7.750%	6/1/19	40,000	37,000
	Edison Mission Energy	7.500%	6/15/13	8,775	8,819
	Edison Mission Energy	7.000%	5/15/17	29,670	28,038
	Edison Mission Energy	7.200%	5/15/19	29,640	27,824
1	IPALCO Enterprises, Inc.	7.250%	4/1/16	11,985	11,970
	Mirant North America LLC	7.375%	12/31/13	59,415	59,564
	NRG Energy Inc.	7.250%	2/1/14	30,145	29,542
	NRG Energy Inc.	7.375%	2/1/16	96,890	94,226
	NRG Energy Inc.	7.375%	1/15/17	69,725	67,459
	Nevada Power Co.	6.500%	4/15/12	9,945	10,251
	Nevada Power Co.	5.875%	1/15/15	15,895	15,640

	Reliant Energy, Inc.	6.750%	12/15/14	86,930	89,103
	Reliant Energy, Inc.	7.875%	6/15/17	20,000	19,300
	TXU Corp.	5.550%	11/15/14	64,890	51,101
	TXU Corp.	6.500%	11/15/24	77,300	57,009
	TXU Corp.	6.550%	11/15/34	66,345	48,100
1	Texas Competitive Electric Holdings Co. LLC	10.250%	11/1/15	29,175	29,175

	Natural Gas (3.2%)
	EL Paso Corp.	7.000%	6/15/17	19,450	19,401
	El Paso Natural Gas Co.	7.250%	6/1/18	66,150	65,819
	Kinder Morgan, Inc.	5.700%	1/5/16	19,450	17,991
1	NGPL Pipeco LLC	7.119%	12/15/17	45,555	45,826
	Suburban Propane Partners	6.875%	12/15/13	23,690	21,943
	Williams Cos., Inc.	8.125%	3/15/12	38,775	41,392
1	Williams Cos., Inc.	6.375%	10/1/10	5,710	5,767
	Williams Cos., Inc.	7.500%	1/15/31	31,610	32,163
	Williams Partners LP	7.500%	6/15/11	16,660	17,201
	Williams Partners LP	7.250%	2/1/17	13,625	13,625
					1,197,690
Total Corporate Bonds (Cost $9,013,074)					8,106,701
Sovereign Bond (U.S. Dollar-Denominated) (0.5%)
Republic of Argentina (Cost $58,049)		7.000%	4/17/17	59,915	44,660
Temporary Cash Investments (1.8%)
Repurchase Agreement (1.6%)
	BNP Paribas Securities Corp.
	(Dated 7/31/08, Repurchase Value $$141,598,000, collateralized
	by U.S. Treasury Inflation-Indexed Bond 3.875%, 4/15/29)	2.080%	8/1/08	141,590	141,590

				Shares
Money Market Fund (0.2%)
5	Vanguard Market Liquidity Fund	2.386%		18,038,760	18,039
Total Temporary Cash Investments (Cost $159,629)					159,629
Total Investments (99.4%) (Cost $9,673,962)					8,768,651
Other Assets and Liabilities—Net (0.6%)					52,633
Net Assets (100%)					8,821,284

^	Part of security position is on loan to broker-dealers.
1

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of these securities was $1,009,310,000, representing 11.4% of net assets.

2	Adjustable-rate note.
3

Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At July 31, 2008, the aggregate value of these securities was $251,073,000, representing 2.8% of net assets.

4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

© 2008 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA392 092008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	(signature)
(HEIDI STAM)
F. WILLIAM MCNABB III*
CHIEF EXECUTIVE OFFICER

Date: September 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	(signature)
(HEIDI STAM)
F. WILLIAM MCNABB III*
CHIEF EXECUTIVE OFFICER

Date: September 9, 2008

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: September 9, 2008

* Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see File Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.